                                                                     Exhibit 4.1

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                                    INDENTURE

                         dated as of September 26, 2000

                                     between

                      CITIBANK CREDIT CARD ISSUANCE TRUST,
                                   as Issuer,

                                       and

                             BANKERS TRUST COMPANY,
                                   as Trustee


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

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
   RECITALS OF THE ISSUER.........................................................................................1
   GRANTING CLAUSE................................................................................................1
   AGREEMENTS OF THE PARTIES......................................................................................2
   LIMITED RECOURSE...............................................................................................3


                                                             ARTICLE I

                                                 Definitions and Other Provisions
                                                      of General Application

   SECTION 101.            Definitions............................................................................3
   SECTION 102.            Compliance Certificates and Opinions..................................................26
   SECTION 103.            Form of Documents Delivered to Trustee................................................27
   SECTION 104.            Acts of Noteholders...................................................................27
   SECTION 105.            Notices, etc., to Trustee and Issuer..................................................28
   SECTION 106.            Notices to Noteholders; Waiver........................................................28
   SECTION 107.            Conflict with Trust Indenture Act.....................................................29
   SECTION 108.            Effect of Headings and Table of Contents..............................................29
   SECTION 109.            Successors and Assigns................................................................29
   SECTION 110.            Separability Clause...................................................................29
   SECTION 111.            Benefits of Indenture.................................................................30
   SECTION 112.            Governing Law.........................................................................30
   SECTION 113.            Counterparts..........................................................................30
   SECTION 114.            Interest Period Convention............................................................30
   SECTION 115.            Indenture Referred to in the Trust Agreement..........................................30


                                                            ARTICLE II

                                                            Note Forms

   SECTION 201.            Forms Generally.......................................................................30
   SECTION 202.            Forms of Notes........................................................................30
   SECTION 203.            Form of Trustee's Certificate of Authentication.......................................31
   SECTION 204.            Notes Issuable in the Form of a Global Note...........................................31
   SECTION 205.            Temporary Global Notes and Permanent Global Notes.....................................33
   SECTION 206.            Beneficial Ownership of Global Notes..................................................35
   SECTION 207.            Notices to Depository.................................................................35

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
                                                            ARTICLE III

                                                                                                                Page
                                                                                                                ----
                                                             The Notes
   SECTION 301.            General Title; General Limitations; Issuable in Series;
                           Terms of a Series, Class or Tranche...................................................35
   SECTION 302.            Denominations.........................................................................39
   SECTION 303.            Execution, Authentication and Delivery and Dating.....................................39
   SECTION 304.            Temporary Notes.......................................................................40
   SECTION 305.            Registration, Transfer and Exchange...................................................40
   SECTION 306.            Mutilated, Destroyed, Lost and Stolen Notes...........................................42
   SECTION 307.            Payment of Interest; Interest Rights Preserved........................................43
   SECTION 308.            Persons Deemed Owners.................................................................43
   SECTION 309.            Cancellation..........................................................................43
   SECTION 310.            Computation of Interest...............................................................44
   SECTION 311.            New Issuances of Notes................................................................44
   SECTION 312.            Specification of Required Subordinated Amount and other
                           Terms  with Respect to each Class of a Multiple Issuance
                           Series................................................................................46
   SECTION 313.            Required Subordinated Amount Conditions to Issuance of Notes
                           of a Tranche of a Senior Class of a Multiple Issuance Series..........................47


                                                            ARTICLE IV

                                                     Accounts and Investments

   SECTION 401.            Collections...........................................................................49
   SECTION 402.            Accounts..............................................................................49
   SECTION 403.            Investment of Funds in the Accounts...................................................50
   SECTION 404.            Excess Funds in the Interest Funding sub-Accounts  or
                           Principal Funding sub-Accounts........................................................52

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
                                                             ARTICLE V

                                                Allocations, Deposits and Payments
                                                                                                                Page
                                                                                                                ----
   SECTION 501.            Allocations of Finance Charge Collections.............................................52
   SECTION 502.            Allocations of Principal Collections..................................................53
   SECTION 503.            Targeted Deposits of Finance Charge Collections to the
                           Interest Funding Account..............................................................54
   SECTION 504.            Payments Received from Derivative Counterparties for
                           Interest; Other Deposits to the Interest Funding Account..............................56
   SECTION 505.            Allocation of Deposits to Interest Funding sub-Accounts...............................57
   SECTION 506.            Deposit of Principal Funding sub-Account Earnings in
                           Interest Funding sub-Accounts; Principal Funding sub-Account
                           Earnings Shortfall....................................................................58
   SECTION 507.            Withdrawals from Interest Funding Account.............................................59
   SECTION 508.            Targeted Deposits of Principal Collections to the Principal
                           Funding Account.......................................................................60
   SECTION 509.            Payments Received from Derivative Counterparties for
                           Principal; Other Deposits to Principal Funding Accounts...............................62
   SECTION 510.            Reallocations of Funds on Deposit in the Principal Funding
                           sub-Accounts..........................................................................63
   SECTION 511.            Withdrawals from Principal Funding Account............................................65
   SECTION 512.            Limit on Reallocations of Principal Collections and
                           Receivables Sales Proceeds Deposit Amounts Taken to Benefit
                           Senior Classes of Single Issuance Series..............................................66
   SECTION 513.            Limit on Reallocations of Principal Collections and
                           Receivables Sales Proceeds Deposit Amounts Taken to Benefit
                           Senior Classes of Multiple Issuance Series............................................68
   SECTION 514.            Computation of Amount of Reallocations of Principal
                           Collections and Receivables Sales Proceeds Deposit Amounts
                           Taken from Subordinated Classes; Allocations of Reductions to the Nominal Liquidation Amount of Subordinated Classes
                           from Reallocations of Principal Collections and Receivables
                           Sales Proceeds Deposit Amounts........................................................72

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
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
   SECTION 515.            Limit on Repayments of Subordinated Classes of Single
                           Issuance Series.......................................................................74
   SECTION 516.            Limit on Repayments of Subordinated Classes of Multiple
                           Issuance Series.......................................................................75
   SECTION 517.            Limit on Repayments of all Tranches...................................................77
   SECTION 518.            Targeted Deposits to the Class C Reserve Account......................................77
   SECTION 519.            Withdrawals from the Class C Reserve Account..........................................78
   SECTION 520.            Reinvestment in the Collateral Certificate............................................79
   SECTION 521.            Final Payment.........................................................................79
   SECTION 522.            Timing of Deposits....................................................................79
   SECTION 523.            Sale of Receivables...................................................................80
   SECTION 524.            Netting of Deposits and Payments......................................................83
   SECTION 525.            Pro Rata Payments within a Tranche....................................................83
   SECTION 526.            Allocations of Reductions from Investor Charge-Offs to the
                           Nominal Liquidation Amount or Receivables Sales Proceeds
                           Amount of Subordinated Classes........................................................83
   SECTION 527.            Allocations of Reimbursements of Reductions in the Nominal
                           Liquidation Amount or Receivables Sales Proceeds Deposit
                           Deficits..............................................................................85
   SECTION 528.            Order of Giving Effect to Reductions and Reimbursements of
                           Nominal Liquidation Amount............................................................87


                                                            ARTICLE VI

                         Satisfaction and Discharge; Cancellation of Notes Held by the Issuer or the Banks

   SECTION 601.            Satisfaction and Discharge of Indenture...............................................88
   SECTION 602.            Application of Trust Money............................................................89
   SECTION 603.            Cancellation of Notes Held by the Issuer or the Banks.................................89


                                                            ARTICLE VII

                                                             Remedies

   SECTION 701.            Events of Default.....................................................................89
   SECTION 702.            Acceleration of Maturity; Rescission and Annulment....................................90

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
                                                                                                                Page
                                                                                                                ----
   SECTION 703.            Collection of Indebtedness and Suits for Enforcement by
                           Trustee...............................................................................92
   SECTION 704.            Trustee May File Proofs of Claim......................................................92
   SECTION 705.            Trustee May Enforce Claims Without Possession of Notes................................93
   SECTION 706.            Application of Money Collected........................................................93
   SECTION 707.            Trustee May Elect to Hold the Collateral Certificate..................................94
   SECTION 708.            Sale of Receivables for Accelerated Notes.............................................94
   SECTION 709.            Noteholders Have the Right to Direct the Time, Method and
                           Place of Conducting Any Proceeding for Any Remedy Available
                           to the Trustee........................................................................94
   SECTION 710.            Limitation on Suits...................................................................94
   SECTION 711.            Unconditional Right of Noteholders to Receive Principal and
                           Interest; Limited Recourse............................................................95
   SECTION 712.            Restoration of Rights and Remedies....................................................95
   SECTION 713.            Rights and Remedies Cumulative........................................................95
   SECTION 714.            Delay or Omission Not Waiver..........................................................95
   SECTION 715.            Control by Noteholders................................................................96
   SECTION 716.            Waiver of Past Defaults...............................................................96
   SECTION 717.            Undertaking for Costs.................................................................96
   SECTION 718.            Waiver of Stay or Extension Laws......................................................97


                                                           ARTICLE VIII

                                                            The Trustee

   SECTION 801.            Certain Duties and Responsibilities...................................................97
   SECTION 802.            Notice of Defaults....................................................................98
   SECTION 803.            Certain Rights of Trustee.............................................................98
   SECTION 804.            Not Responsible for Recitals or Issuance of Notes.....................................99
   SECTION 805.            May Hold Notes.......................................................................100
   SECTION 806.            Money Held in Trust..................................................................100
   SECTION 807.            Compensation and Reimbursement, Limit on Compensation,
                           Reimbursement and Indemnity..........................................................100
   SECTION 808.            Disqualification; Conflicting Interests..............................................101
   SECTION 809.            Corporate Trustee Required; Eligibility..............................................101
   SECTION 810.            Resignation and Removal; Appointment of Successor....................................101
   SECTION 811.            Acceptance of Appointment by Successor...............................................103

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
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
   SECTION 812.            Merger, Conversion, Consolidation or Succession to Business..........................103
   SECTION 813.            Preferential Collection of Claims Against Issuer.....................................104
   SECTION 814.            Appointment of Authenticating Agent..................................................104


                                                            ARTICLE IX

                                         Noteholders' Meetings, Lists, Reports by Trustee,
                                                  Issuer and Managing Beneficiary

   SECTION 901.            Issuer To Furnish Trustee Names and Addresses of Noteholders.........................105
   SECTION 902.            Preservation of Information; Communications to Noteholders...........................106
   SECTION 903.            Reports by Trustee...................................................................107
   SECTION 904.            Meetings of Noteholders; Amendments and Waivers......................................108
   SECTION 905.            Reports by Issuer to the Commission..................................................108
   SECTION 906.            Reports by Trustee...................................................................109
   SECTION 907.            Monthly Issuer's Report..............................................................109
   SECTION 908.            Payment Request to Master Trust......................................................109
   SECTION 909.            Monthly Computation Statement........................................................109


                                                             ARTICLE X

                                      Supplemental Indentures; Amendments to the Pooling and
                                     Servicing Agreement and Amendments to the Trust Agreement

   SECTION 1001.           Supplemental Indentures Without Consent of Noteholders...............................110
   SECTION 1002.           Supplemental Indentures with Consent of Noteholders..................................111
   SECTION 1003.           Execution of Supplemental Indentures.................................................113
   SECTION 1004.           Effect of Supplemental Indentures....................................................113
   SECTION 1005.           Conformity with Trust Indenture Act..................................................113
   SECTION 1006.           Reference in Notes to Supplemental Indentures........................................113
   SECTION 1007.           Amendments to the Pooling and Servicing Agreement....................................113
   SECTION 1008.           Amendments to the Trust Agreement....................................................114
   SECTION 1009.           Notice...............................................................................114

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
                                                            ARTICLE XI

                                        Representations, Warranties and Covenants of Issuer
                                                                                                                Page
                                                                                                                ----
   SECTION 1101.           Payment of Principal and Interest....................................................115
   SECTION 1102.           Maintenance of Office or Agency......................................................115
   SECTION 1103.           Money for Note Payments to be Held in Trust..........................................115
   SECTION 1104.           Statement as to Compliance...........................................................117
   SECTION 1105.           Legal Existence......................................................................117
   SECTION 1106.           Further Instruments and Acts.........................................................117
   SECTION 1107.           Compliance with Laws.................................................................117
   SECTION 1108.           Notice of Events of Default..........................................................117
   SECTION 1109.           Certain Negative Covenants...........................................................118
   SECTION 1110.           No Other Business....................................................................118
   SECTION 1111.           No Borrowing.........................................................................118
   SECTION 1112.           Excluded Series......................................................................118
   SECTION 1113.           Rule 144A Information................................................................118


                                                            ARTICLE XII

                                                     Early Redemption of Notes

   SECTION 1201.           Applicability of Article.............................................................119
   SECTION 1202.           Optional Repurchase. ................................................................120
   SECTION 1203.           Notice...............................................................................121


                                                           ARTICLE XIII

                                                            Collateral

   SECTION 1301.           Recording, Etc.......................................................................121
   SECTION 1302.           Trust Indenture Act Requirements.....................................................123
   SECTION 1303.           Suits To Protect the Collateral......................................................123
   SECTION 1304.           Purchaser Protected..................................................................123
   SECTION 1305.           Powers Exercisable by Receiver or Trustee............................................124
   SECTION 1306.           Determinations Relating to Collateral................................................124
   SECTION 1307.           Release of Collateral................................................................124
   SECTION 1308.           Certain Actions by Trustee...........................................................125

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
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
   SECTION 1309.           Opinions as to Collateral............................................................125
   SECTION 1310.           Delegation of Duties.................................................................125


                                                            ARTICLE XIV

                                                           Miscellaneous

   SECTION 1401.           No Petition..........................................................................126
   SECTION 1402.           Trust Obligations....................................................................126
   SECTION 1403.           Limitations on Liability.............................................................126
   SECTION 1404.           Notes Treated as Debt................................................................126
   SECTION 1405.           Actions Taken by the Issuer..........................................................127
   SECTION 1406.           Derivative Counterparty as Third-Party Beneficiary...................................127



   Annex I            Threshold Conditions

   Exhibit A          Form of Payment Request
   Exhibit B          Form of Monthly Computation Statement
   Exhibit C          Form of Issuer's Report
   Exhibit D          Form of Investment Letter
   Exhibit E-1        Form of Certificate of Foreign Clearing Agency
   Exhibit E-2        Form of Alternate Certificate to be Delivered to Foreign Clearing  Agency
   Exhibit E-3        Form of Certificate to be Delivered to Foreign Clearing Agency

                    THIS INDENTURE between CITIBANK CREDIT CARD ISSUANCE TRUST, a statutory business trust organized under the laws of the State of Delaware (the "Issuer"), and BANKERS TRUST COMPANY, a New York banking corporation ( the "Trustee"), is made and entered into as of September 26, 2000.


                             RECITALS OF THE ISSUER

     The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its notes to be issued in one or more fully registered or bearer series, classes or tranches.

     All things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.


                                 GRANTING CLAUSE

     To secure the Issuer's obligations under the Notes, the Issuer hereby grants to (a) the Trustee, for the benefit and security of the Noteholders, (b) each counterparty to a Derivative Agreement entered into in connection with the issuance of a tranche of Notes that expressly states it is entitled to the benefit of the Collateral, subject to Section 1303, and (c) the Trustee, in its individual capacity (collectively, the "Secured Parties"), a Security Interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to:

     (i)   the Collateral Certificate;

     (ii)  the Collection Account;

     (iii) the Principal Funding Account;

     (iv)  the Interest Funding Account;

     (v)   the Class C Reserve Account;

     (vi)  any Supplemental Account;

     (vii) all sub-accounts in the Principal Funding Account, the Interest Funding Account, the Class C Reserve Account and any Supplemental Account;

     (viii) all securities, securities entitlements, investments, money and other property held in or through the Collection Account, the Principal Funding Account, the Interest Funding Account, the Class C Reserve Account, any Supplemental Account or any sub-account thereof;

     (ix) all rights, benefits and powers under any Derivative Agreement relating to any tranche of Notes;

     (x) all interest, principal, payments or distributions of any nature or type on any of the above;

     (xi) all rights of enforcement against any of the representations and warranties made by the Beneficiaries pursuant to Section 3.02 of the Trust Agreement; and

     (xii) all present and future claims, demands, causes of and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing.

     The collateral described above is referred to as the "Collateral". The Security Interest in the Collateral is granted to secure the Notes (and, to the extent specified in the applicable terms document or Derivative Agreement, the obligations under any applicable Derivative Agreements) equally and ratably without prejudice, priority or distinction, except as otherwise expressly provided in this Indenture, or in the Issuer Certificate or supplemental indenture which establishes any tranche of Notes, between any Note and any other Note by reason of difference in time of issuance or otherwise, and to secure (i) the payment of all amounts due on such Notes (and, to the extent so specified, the obligations under any Derivative Agreements) in accordance with their terms,
(ii) the payment of all other sums payable under this Indenture and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

     The Trustee acknowledges the grant of such Security Interest, and accepts the Collateral in trust hereunder in accordance with the provisions hereof and agrees to perform the duties herein to the end that the interests of the Noteholders may be adequately and effectively protected.

     Particular Notes and Derivative Agreements will benefit from the Security Interest to the extent (and only to the extent) proceeds and distributions on the Collateral are allocated for their benefit pursuant to this Indenture and the applicable terms document.


                            AGREEMENTS OF THE PARTIES

     To set forth or to provide for the establishment of the terms and conditions upon which the Notes are and are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Notes by the Holders thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders of the Notes or of a series, class or tranche thereof, as the case may be:

                                LIMITED RECOURSE

     The obligation of the Issuer to make payments of principal, interest and other amounts on the Notes and to make payments on Derivative Agreements is limited in recourse as set forth in Section 711.


                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application

      SECTION 101. Definitions. For all purposes of this Indenture and of any supplemental indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act or in the Series 2000 Supplement, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

          (4) all references in this Indenture to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (5) "including" and words of similar import will be deemed to be followed by "without limitation".

     "Absolute Ownership" means, with respect to any Receivables, an absolute fee interest in specific Receivables, whether or not the Servicer of the Master Trust acts as servicer with respect to such Receivables.

     "Accounts" means, collectively, the Collection Account, the Interest Funding Account, the Principal Funding Account, the Class C Reserve Account, and any Supplemental Account.

     "Act", when used with respect to any Noteholder, is defined in Section 104(a).

     "action", when used with respect to any Noteholder, is defined in Section 104(a).

     "Adjusted Outstanding Dollar Principal Amount" means at any time with respect to any tranche of Notes, the Outstanding Dollar Principal Amount of all Outstanding Notes of such tranche at such time, less any funds on deposit in the Principal Funding sub-Account for such tranche at such time and not yet paid to the Holders of the Notes of such tranche.

     "Adjustment Ratio" means, with respect to any tranche of Notes as of any date, the ratio, expressed as a decimal, of the Adjusted Outstanding Dollar Principal Amount of such tranche as of such date, to the Outstanding Dollar Principal Amount of such tranche as of such date.

     "Adverse Effect" means, whenever used in this Indenture with respect to any tranche of Notes with respect to any action, that such action will (a) at the time of its occurrence or at any future date result in the occurrence of an Early Redemption Event or Event of Default, (b) adversely affect the amount of funds available to be distributed to the Noteholders of any series pursuant to this Indenture or the timing of such distributions, or (c) adversely affect the Security Interest of the Secured Parties in the Collateral.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Allocable Miscellaneous Payments" is defined in the Series 2000
Supplement.

     "Amortizing Undivided Interest" means an Undivided Interest with respect to which the purchaser has the right to receive all collections with respect to any Principal Receivables and Finance Charge Receivables, in each case in which such purchaser has its Undivided Interest.

     "applicable investment category" means with respect to any investment for an Account relating to a tranche of Class A Notes, Class B Notes or Class C Notes, the following ratings:

-----------------------------------------------------------------
                 Standard & Poor's     Moody's          Fitch
-----------------------------------------------------------------
 Class A Notes      A-1+ or AAA       P-1 or Aaa     F-1+ or AAA
-----------------------------------------------------------------
 Class B Notes      A or higher      A2 or higher    A or higher
-----------------------------------------------------------------
 Class C Notes     BBB or higher    Baa2 or higher  BBB or higher
-----------------------------------------------------------------

Notwithstanding the foregoing, if funds on deposit in an Account are for the benefit of more than one class of Notes, the rating required for any investment of those funds will be the rating applicable to the most senior class.

     "Authenticating Agent" means any Person authorized by the Trustee to authenticate Notes under Section 814.

     "Authorized Newspaper" means with respect to any tranche of Notes, in the newspaper of record specified in the applicable terms document for that tranche, or if and so long as Notes of that tranche are listed on any securities exchange and that exchange so requires, in the newspaper of record required by the applicable securities exchange, printed in any language specified in the applicable terms document or satisfying the requirements of such exchange.

     "Available Investor Principal Collections" is defined in the Series 2000 Supplement.

     "Banks" means Citibank (South Dakota) and Citibank (Nevada) and includes any Person that becomes both a Seller and a Beneficiary after the date of this Indenture.

     "Bearer Note" means a Note in bearer form.

     "Beneficiaries" is defined in the Trust Agreement.

     "Business Day" unless otherwise specified in the terms document for any tranche of Notes, means any day other than (a) a Saturday or Sunday or (b) any other day on which national banking associations or state banking institutions in New York, New York, South Dakota, or Las Vegas, Nevada, or any other state in which the principal executive offices of any Additional Seller (as defined in the Pooling and Servicing Agreement) are located, are authorized or obligated by law, executive order or governmental decree to be closed.

     "Citibank" means Citibank, N.A.

     "Citibank (Nevada)" means Citibank (Nevada), National Association.

     "Citibank (South Dakota)" means Citibank (South Dakota), N.A.

     "class" means, with respect to any Note, the class specified in the applicable terms document. Notes of a single class of a series will rank equally with respect to payment of principal and interest, but, in the case of a Multiple Issuance Series, may differ with respect to interest rates, maturity or other terms.

     "Class A Note" means a Note specified in the applicable terms document as belonging to Class A.

     "Class A Required Subordinated Amount" means, with respect to any tranche of Class A Notes of a Multiple Issuance Series, a Dollar amount of Class B Notes or Class C Notes, as the case may be, as specified in Section 312(a) or in the applicable terms document for such tranche of Class A Notes, or as changed from time to time pursuant to
Section 312(b).

     "Class A Usage of Class B Required Subordinated Amount" is defined in
Section 513(b).

     "Class A Usage of Class C Required Subordinated Amount" is defined in
Section 513(a).

     "Class B Note" means a Note specified in the applicable terms document as belonging to Class B.

     "Class B Required Subordinated Amount" means, with respect to any tranche of Class B Notes of a Multiple Issuance Series, a Dollar amount of Class C Notes as specified in Section 312(a) or in the applicable terms document for such tranche of Class B Notes, or as changed from time to time pursuant to Section 312(b).

     "Class B Usage of Class C Required Subordinated Amount" is defined in
Section 513(c).

     "Class C Note" means a Note specified in the applicable terms document as belonging to Class C.

     "Class C Reserve Account" means the trust account designated as such and established pursuant to Section 402(a).

     "Collateral" is defined in the Granting Clause.

     "Collateral Certificate" means the Series 2000 Certificate, issued pursuant to the Pooling and Servicing Agreement and the Series 2000 Supplement, as amended, supplemented, restated or otherwise modified from time to time.

     "Collection Account" is defined in Section 402(a).

     "Collections" is defined in Section 401.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Controlled Accumulation Amount" means, with respect to any tranche of Notes, the amount specified in the applicable terms document for computing the deposits targeted by Section 508(b).

     "Conversion Date" is defined in Section 523(d)(ii).

     "Corporate Trust Office" means the principal office of the Trustee in New York, New York at which at any particular time its corporate trust business will be principally administered, which office at the date hereof is located at 4 Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Services, except that with respect to the presentation of Notes to the Trustee for payment or for registration of transfer and exchange, such term means the office or the agency of the Trustee in said city at which at any particular time its corporate agency business will be conducted, which office at the date hereof is located at 4 Albany Street, New York, New York 10006.

     "Defaulted Amount" is defined in the Pooling and Servicing Agreement.

     "Depository" means a U.S. Depository or a Foreign Depository, as the case may be.

     "Derivative Agreement" means any currency, interest rate or other swap, cap, collar, guaranteed investment contract or other derivative agreement.

     "Derivative Counterparty" means any party to any Derivative Agreement other than the Issuer or the Trustee.

     "Discount Note" means a Note that provides for an amount less than the stated principal amount thereof to be due and payable upon the occurrence of an Early Redemption Event or other optional or mandatory redemption or the occurrence of an Event of Default and the acceleration of such Note, in each case before the Expected Principal Payment Date of the applicable Note.

     "Dollar" means (a) United States dollars, or (b) denominated in United States dollars.

     "Due Period" is defined in the Pooling and Servicing Agreement.

     "Early Redemption Event" is defined in Section 1201.

     "Effective Date" means the date on which this Indenture is executed and delivered by the parties hereto.

     "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution will have a credit rating from each Rating Agency in one of its generic credit rating categories which signifies investment grade.

     "Eligible Institution" means a depository institution organized under the laws of the United States of America or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), which at all times has (a)(i) a long-term unsecured debt rating of A2 or better by Moody's and (ii) a certificate of deposit rating of P-1 by Moody's and (b)(i) in the case of the Collection Account, if such depository institution is an Affiliate of Citigroup Inc., a certificate of deposit rating of A-1 or better by Standard & Poor's or (ii) for any other depository institution (or for any Affiliate of Citigroup Inc., in the case of any Account other than the Collection Account), either (x) a long-term unsecured debt rating of AAA by Standard & Poor's or (y) a certificate of deposit rating of A-1+ by Standard & Poor's. If so qualified, the Trustee or the Managing Beneficiary may be considered an Eligible Institution for the purposes of this definition.

     "Eligible Investments" means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

          (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Issuer's investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company will be in the applicable investment category of each Rating Agency;

          (c) commercial paper (having remaining maturities of no more than 30 days) having, at the time of the Issuer's investment or contractual commitment to invest therein, a rating from each Rating Agency in its applicable investment category;

          (d) investments in money market funds rated in the applicable investment category by each Rating Agency or otherwise approved in writing by each Rating Agency;

          (e) demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC;

          (f) notes or bankers' acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in (b) above;

          (g) time deposits (having maturities of no more than 30 days), other than as referred to in clause (e) above, with a Person the commercial paper of which has a credit rating from each Rating Agency in its applicable investment category or notes which are payable on demand issued by Citigroup Inc. or its Affiliates; provided that such notes will constitute Eligible Investments only for so long as the commercial paper of Citigroup Inc. or such Affiliate, as the case may be, has a credit rating from each Rating Agency in its applicable investment category; or

          (h) any other investments approved in writing by each Rating Agency.

     The Issuer may, but is not required to, purchase Eligible Investments from a registered broker-dealer which is an Affiliate of the Trustee, Citibank (South Dakota), Citibank (Nevada) and/or Citigroup Inc.

     "Entity" means any Person other than an individual or government (including any agency or political subdivision thereof).

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Event of Default" is defined in Section 701.

     "Exchange Date" means, with respect to any tranche of Notes, the latest of:

          (a) in the case of exchanges of beneficial interests in Temporary Global Notes for beneficial interests in Permanent Global Notes in registered form, any date that is after the related issuance date;

          (b) in the case of exchanges of beneficial interests in Temporary Global Notes for beneficial interests in Permanent Global Notes in bearer form, the date of presentation of certification of non-United States beneficial ownership (as described in Section 205); and

          (c) the earliest date on which such an exchange of a beneficial interest in a Temporary Global Note for a beneficial interest in a Permanent Global Note is permitted by applicable law.

     "Excluded Master Trust Series" means any series or portion of a series of Investor Certificates under the Pooling and Servicing Agreement which is by its terms an Excluded Series or the excluded portion of a series that is partially an Excluded Series.

     "Expected Principal Payment Date" means, with respect to any tranche of Notes, the date specified as such in the applicable terms document.

     "FDIC" means the Federal Deposit Insurance Corporation or any successor thereto.

     "Federal Bankruptcy Code" means Title 11 of the United States Code, as amended from time to time.

     "Finance Charge Collections" means the amount of Investor Finance Charge Collections which are payable to the Issuer pursuant to the Series 2000 Supplement, including pursuant to Sections 4.02(a)(i), 4.02(a)(ii)(B) and 4.02(a)(iii) thereof.

     "Finance Charge Receivables" is defined in the Pooling and Servicing Agreement.

     "Fitch" means Fitch, Inc., or any successor thereto.

     "foreign currency" means (a) a currency other than Dollars, or (b) denominated in a currency other than Dollars.

     "Foreign Depository" means the Person specified in the applicable terms document, in its capacity as depository for the accounts of any clearing agencies located outside the United States.

     "Global Note" means Notes issued pursuant to Section 204.

     "group" means any one or more series of Notes which are specified as belonging to a common group in the applicable terms document.

     "Holder", when used with respect to any Note, means a Noteholder.

     "Indenture" or "this Indenture" means this Indenture as originally executed or as amended, supplemented, restated or otherwise modified from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and will include the terms of particular series, classes or tranches of Notes created as contemplated by Section 301.

     "Initial Dollar Principal Amount" means (a) unless otherwise specified in the applicable terms document, with respect to tranches of Dollar Interest-bearing Notes, the aggregate initial principal amount of the Outstanding Notes of such tranche, and (b) with respect to tranches of Discount Notes and foreign currency Notes, the amount specified in the applicable terms document as the Initial Dollar Principal Amount thereof.

     "Interest-bearing Note" means a Note that bears interest at a stated or computed rate on the principal amount thereof. A Note may be both an Interest-bearing Note and a Discount Note.

     "Interest Deposit Date" means the respective dates specified for deposits into the Interest Funding sub-Accounts in Section 503.

     "Interest Funding Account" means the trust account designated as such and established pursuant to Section 402(a).

     "Interest Payment Date" means, with respect to any tranche of Notes, the Scheduled Interest Payment Date (or if such day is not a Business Day, the next following Business Day) or upon the acceleration of a tranche of Notes following an Event of Default or upon the occurrence of an Early Redemption Event, or other optional or mandatory redemption of that tranche of Notes, each Monthly Principal Date.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Invested Amount" means (a) with respect to the Collateral Certificate, the Series 2000 Invested Amount as defined in the Series 2000 Supplement, and (b) with respect to any other Investor Certificate, as defined in the supplement to the Pooling and Servicing Agreement creating such Investor Certificate.

     "Invested Amount Deficit" means the Series 2000 Invested Amount Deficit, as defined in the Series 2000 Supplement.

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time.

     "Investor Certificate" is defined in the Pooling and Servicing Agreement.

     "Investor Charge-Offs" is defined in the Series 2000 Supplement.

     "Investor Finance Charge Collections" is defined in the Series 2000 Supplement.

     "Issuer" is defined in the first paragraph of this Indenture.

     "Issuer Authorized Officer" means (a) an authorized signatory of the Issuer Trustee, or (b) the chairman or vice-chairman of the board of directors, chairman or vice-chairman of the executive committee of the board of directors, the president, any vice-president, the secretary, any assistant secretary, the treasurer, or any assistant treasurer, in each case of the Managing Beneficiary, or any other person who is authorized by the Managing Beneficiary to act on behalf of the Issuer.

     "Issuer Certificate" means a written request, order, consent or certificate signed in the name of an Issuer Authorized Officer, or the Issuer by an Issuer Authorized Officer and, in each case, delivered to the Trustee. Wherever this Indenture requires that an Issuer Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Managing Beneficiary.

     "Issuer's Report" means a report substantially in the form of Exhibit C, or such other form as the Issuer may determine.

     "Issuer Tax Opinion" means, with respect to any action, an Opinion of Counsel to the effect that for Federal and Delaware income and (if applicable) franchise tax purposes (a) such action will not adversely affect the characterization of any Outstanding series, class or tranche of Notes as debt,
(b) such action will not cause a taxable event to Holders of any such Notes, (c) the Issuer will not be an association (or publicly traded partnership) taxable as a corporation following such action, and (d) where such action is the issuance of a series, class or tranche of Notes, following such action such series, class or tranche of Notes will be properly characterized as debt.

     "Issuer Trustee" means The Bank of New York (Delaware) not in its individual capacity, but solely in its capacity as trustee of the Issuer, and each of its successors and assigns.

     "Legal Maturity Date", with respect to a tranche of Notes, means the date specified in the terms document for such tranche of Notes as the fixed date on which the principal of such tranche of Notes is due and payable.

     "Majority Holders" means with respect to any group, series, class or tranche of Notes or all Outstanding Notes, the Holders of a majority in Outstanding Dollar Principal Amount of the Outstanding Notes of that group, series, class or tranche or of all Outstanding Notes, as the case may be.

     "Manager" means the lead manager, manager or co-manager or person performing a similar function with respect to an offering of Permanent Global Notes.

     "Managing Beneficiary" is defined in the Trust Agreement.

     "Master Trust" means Citibank Credit Card Master Trust I, established pursuant to the Pooling and Servicing Agreement.

     "Master Trust Trustee" means the "Trustee" as defined in the Pooling and Servicing Agreement.

     "Master Trust Tax Opinion" means, with respect to any action, an Opinion of Counsel to the effect that, for Federal and South Dakota (and any other state where substantial servicing activities in respect of credit card accounts are conducted by any Additional Seller, as defined in the Pooling and Servicing Agreement, or the Banks, if there is a substantial change from present servicing activities) income and (if applicable) franchise tax purposes, (a) such action will not adversely affect the characterization as debt of the Investor Certificates, as defined in the Pooling and Servicing Agreement, of any outstanding series or class under the Master Trust that was characterized as debt at the time of its issuance, (b) such action will not cause a taxable event to any Investor Certificateholder and (c) following such action the Master Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation.

     "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

     "Monthly Computation Statement" means a statement substantially in the form of Exhibit B, or such other form as the Issuer may determine.

     "Monthly Interest Date" means, with respect to any tranche of Notes:

          (a) for any month in which a Scheduled Interest Payment Date for such tranche occurs, the corresponding Interest Payment Date, or as otherwise specified in the applicable terms document for such tranche of Notes, and

          (b) for any month in which no Scheduled Interest Payment Date for such tranche occurs, the date in such month corresponding numerically to the next Scheduled Interest Payment Date for such tranche of Notes, or as otherwise specified in the applicable terms document for such tranche of Notes; provided, however, that

               (i) if there is no numerically corresponding day in such month, then the Monthly Interest Date will be the last Business Day of such month, and

               (ii) if such numerically corresponding day is not a Business Day, the Monthly Interest Date will be the next following Business Day (unless such Business Day would fall in the following month in which case the Monthly Interest Date will be the last Business Day of such earlier month).

     "monthly period" is defined in Section 506.

     "Monthly Principal Date" means respect to any tranche of Notes:

          (a) for the month in which the Expected Principal Payment Date for such tranche occurs, the Expected Principal Payment Date (or if such day is not a Business Day, the next following Business Day), or as otherwise specified in the applicable terms document for such tranche of Notes, and

          (b) for any month in which no Expected Principal Payment Date for such tranche occurs, the date in such month corresponding numerically to the Expected Principal Payment Date for such tranche of Notes, or as otherwise specified in the applicable terms document for such tranche of Notes; provided, however, that

               (i) if there is no numerically corresponding day in such month, then the Monthly Principal Date will be the last Business Day of such month, and

               (ii) if such numerically corresponding day is not a Business Day, the Monthly Principal Date will be the next following Business Day (unless such Business Day would fall in the following month in which case the Monthly Principal Date will be the last Business Day of such earlier month).

     "Multiple Issuance Series" means any series of Notes other than a Single Issuance Series.

     "Nominal Liquidation Amount" means, with respect to any tranche of Notes, an amount determined as follows:

          (a) As of the date of issuance of such tranche of Notes, the Nominal Liquidation Amount will be the Initial Dollar Principal Amount of such tranche of Notes.

          (b) As of each subsequent date of determination, the Nominal Liquidation Amount will be the sum of:

               (i) the Nominal Liquidation Amount of such tranche immediately after the prior date of determination;

     plus
     ----

               (ii) with respect to any tranche of Discount Notes, the amount of any accretions of principal on that tranche paid to the Master Trust for investment in the Invested Amount of the Collateral Certificate pursuant to Section 520(a) since the prior date of determination;

     plus
     ----

               (iii) such tranche's allocable share of Principal Collections allocated to such tranche pursuant to Section 502(c) for investment in the Invested Amount of the Collateral Certificate pursuant to Section 520(c) since the prior date of determination;

     plus
     ----

               (iv) such tranche's allocable share of all reimbursements of Invested Amount Deficits or its Nominal Liquidation Amount Deficit since the prior date of determination which are retained by the Master Trust pursuant to Section 527(e)(i) or paid to the Master Trust pursuant to Section 520(b) or 527(f)(i), in each case for investment in the Invested Amount of the Collateral Certificate;

     minus
     -----

               (v) such tranche's allocable share of all reallocations of Principal Collections pursuant to Section 502(a) since the prior date of determination, determined as set forth in Section 514;

     minus
     -----

               (vi) such tranche's allocable share of all reductions in the Invested Amount of the Collateral Certificate resulting from an allocation of Investor Charge-Offs since the prior date of determination, determined as set forth in Section 526;

     minus
     -----
               (vii) the amount on deposit in the applicable Principal Funding sub-Account for such tranche (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day);

     minus
     -----

               (viii) the aggregate amount withdrawn from the applicable Principal Funding sub-Account for such tranche pursuant to Section 511(a), (b) or (c) since the prior date of determination;

     provided; however, that (1) the Nominal Liquidation Amount of a tranche of Notes may never be less than zero, (2) the Nominal Liquidation Amount of any tranche of Notes may never be greater than the Adjusted Outstanding Dollar Principal Amount of such tranche and (3) the Nominal Liquidation Amount of any tranche of RSP Notes will be zero.

     It is the intention of the Issuer that the sum of the Nominal Liquidation Amounts of all tranches of Notes will at all times be equal to the Invested Amount of the Collateral Certificate.

     The Nominal Liquidation Amount for a series of Notes will be the sum of the Nominal Liquidation Amounts of all of the tranches of Notes of that series.

     "Nominal Liquidation Amount Deficit" means, (a) with respect to any tranche of Notes (other than any RSP Notes), the excess of the Adjusted Outstanding Dollar Principal Amount of that tranche over the Nominal Liquidation Amount of that tranche, and (b) with respect to any tranche of RSP Notes, zero.

     "non-Performing", with respect to a Derivative Agreement, means not Performing.

     "Note" or "Notes" means any note or notes, of any series, class or tranche authenticated and delivered from time to time under this Indenture.

     "Noteholder" means a Person in whose name a Note is registered in the Note Register or the bearer of any Bearer Note (including a Global Note in bearer form), as the case may be.

     "Note Owner" means the beneficial owner of an interest in a Global Note.

     "Note Register" is defined in Section 305.

     "Note Registrar" means the Person who keeps the Note Register specified in
Section 305.

     "Opinion of Counsel" means a written opinion of counsel acceptable to the Trustee, who may, without limitation, and except as otherwise expressly provided in this Indenture, be an employee of or counsel to the Issuer, the Managing Beneficiary or any of their Affiliates.

     "Outstanding", when used with respect to a Note or with respect to Notes of any group, series, class or tranche means, as of the date of determination, all such Notes theretofore authenticated and delivered under this Indenture, except:

          (a) any Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation, or canceled by the Issuer, the Banks or any Affiliate thereof pursuant to Section 309;

          (b) any Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (c) any Notes which are deemed to have been paid in full pursuant to
     Section 521; and

          (d) any such Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, or which will have been paid pursuant to the terms of Section 306 (except with respect to any such Note as to which proof satisfactory to the Trustee is presented that such Note is held by a person in whose hands such Note is a legal, valid and binding obligation of the Issuer).

For purposes of determining the amounts of deposits, allocations, reallocations or payments to be made, unless the context clearly requires otherwise, references to "Notes" will be deemed to be references to "Outstanding Notes". In determining whether the Holders of the requisite principal amount of such Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, and for purposes of Section 904, Notes beneficially owned by the Issuer, the Banks or any other obligor upon the Notes or any Affiliate of the Issuer, the Banks or such other obligor will be disregarded and deemed not to be Outstanding. In determining whether the Trustee will be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be owned by the Issuer, the Banks or any other obligor upon the Notes or any Affiliate of the Issuer, the Banks or such other obligor will be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee creates to the satisfaction of the Trustee the pledgee's right to act as owner with respect to such Notes and that the pledgee is not the Issuer, the Banks or any other obligor upon the Notes or any Affiliate of the Issuer, the Banks or such other obligor.

     "Outstanding Dollar Principal Amount" means at any time,

          (a) with respect to any tranche of non-Discount Notes, the aggregate Initial Dollar Principal Amount of the Outstanding Notes of such tranche at such time, less the amount of any withdrawals from the Principal Funding sub-Account for such tranche of Notes for payment to the Holders of such tranche or the applicable Derivative Counterparty pursuant to Section 511(a), (b) or (c), and

          (b) with respect to any tranche of Discount Notes, an amount of the Outstanding Notes of such tranche calculated by reference to the applicable formula set forth in the applicable terms document, taking into account the amount and timing of payments made to the Holders of such tranche or to the applicable Derivative Counterparty pursuant to Section 511(a), (b) or (c).

     "Paying Agent" means any Person authorized by the Issuer to pay the principal of or interest on any Notes on behalf of the Issuer.

     "Payment Date" means, with respect to any tranche of Notes, the applicable Principal Payment Date or Interest Payment Date.

     "Payment Request" means a request substantially in the form of Exhibit A, or such other form as the Issuer may determine.

     "Performing" means, with respect to any Derivative Agreement, no payment default or repudiation of performance by a Derivative Counterparty has occurred, and such Derivative Agreement has not been terminated.

     "Permanent Global Note" is defined in Section 205.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment" means with respect to any tranche of Notes issued hereunder the city or political subdivision so designated with respect to such tranche of Notes in accordance with the provisions of Section 301.

     "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of May 29, 1991, among Citibank (South Dakota) as Seller and Servicer, Citibank (Nevada) as Seller, and Bankers Trust Company as Trustee, as amended, supplemented, restated or otherwise modified from time to time.

     "Predecessor Notes" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Note will be deemed to evidence the same debt as the lost, destroyed or stolen Note.

     "Prefunding Excess Amount" means, with respect to any senior class of Notes of a series for any Due Period, after giving effect to all issuances, allocations, deposits and payments with respect to that Due Period, the aggregate amounts on deposit in the Principal Funding sub-Accounts of the Notes of that class of that series that are in excess of the aggregate amount targeted to be on deposit is those Principal Funding sub-Accounts pursuant to Section 508.

     "Prefunding Target Amount" with respect to all tranches of Class A Notes of a series means the greater of the amount computed under clause (a) or (b) for the applicable Due Period, and with respect to all tranches of Class B Notes of a series means the amount computed under clause (c):

          (a) The Prefunding Target Amount for tranches of Class A Notes of a series with respect to Class B Notes of that series as of the end of any Due Period is equal to the following amount (but not less than zero):

   the aggregate                the sum of the amounts in clauses (i) through              the aggregate amount on
 Outstanding Dollar                       (iii) of  this clause (a)                        deposit in the Principal
 Principal Amount of            ----------------------------------------------           Funding sub-Accounts for all
Class A Notes of that  x    1 - the aggregate amount of the Class A Required         -     Outstanding tranches of
series as of the end            Subordinated Amount of Class B Notes for all             Class A Notes of that series
  of that Due Period            tranches of Class A Notes of that series which            as of the end of that Due
                                  are Outstanding as of the end of that Due                        Period
                                                 Period


               (i) the aggregate Nominal Liquidation Amount of all tranches of Outstanding Class B Notes of that series, other than tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such tranches are to be redeemed in full,
          (B) had Events of Default, or (C) reached their Expected Principal Payment Date, in each case, in or with respect to that Due Period or earlier Due Periods;

     plus
     ----

               (ii) the aggregate amount on deposit in the Principal Funding sub-Accounts for all Outstanding tranches of Class B Notes of that series;

     plus
     ----

               (iii) the aggregate amount of all Class A Usage of Class B Required Subordinated Amount by any Outstanding tranche of Class A Notes of that series.

          (b) The Prefunding Target Amount for tranches of Class A Notes of a series with respect to Class C Notes of that series as of the end of any Due Period is equal to the following amount (but not less than zero):

 the aggregate                 the sum of the amounts in clauses                       the aggregate
  Outstanding                  (i) through (iii) of this clause (b)                   amount on deposit
Dollar Principal               ---------------------------------------                 in the Principal
Amount of Class      x    1 -  the aggregate amount of the Class            _        Funding sub-Accounts
A Notes of that                A Required Subordinated Amount                         for all Outstanding
  series as of the             of Class C Notes for all  tranches of                  tranches of Class
end of that Due                Class A Notes of that series which                      A Notes of that
     Period                     are Outstanding as of the end of                     series as of the end
                                      that Due Period                                 of that Due Period


               (i) the aggregate Nominal Liquidation Amount of all tranches of Outstanding Class C Notes of that series, other than tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such tranches are to be redeemed in full,
          (B) had Events of Default, or (C) reached their Expected Principal Payment Date, in each case, in or with respect to that Due Period or earlier Due Periods;

     plus
     ----

               (ii) the aggregate amount on deposit in the Principal Funding sub-Accounts for all Outstanding tranches of Class C Notes of that series;

     plus
     ----

               (iii) the aggregate amount of all Class A Usage of Class C Required Subordinated Amount by any Outstanding tranche of Class A Notes of that series.

          (c) The Prefunding Target Amount for tranches of Class B Notes of a series with respect to Class C Notes of that series as of the end of any Due Period is equal to the following amount (but not less than zero):

 the aggregate                   the sum of the amounts in clauses                        the aggregate
  Outstanding                    (i) through (iii) of this clause (c)                    amount on deposit
Dollar Principal                 ---------------------------------------                  in the Principal
Amount of Class     x    1  -     the aggregate amount of the Class            _        Funding sub-Accounts
B Notes of that                   B Required Subordinated Amount                        for all Outstanding
series as of the                 of Class C Notes for all  tranches of                   tranches of Class
end of that Due                  Class B Notes of that series which                       B Notes of that
     Period                       are Outstanding as of the end of                      series as of the end
                                          that Due Period                                of that Due Period


               (i) the aggregate Nominal Liquidation Amount of all tranches of Outstanding Class C Notes of that series, other than tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such tranches are to be redeemed in full,
          (B) had Events of Default, or (C) reached their Expected Principal Payment Date, in each case, in or with respect to that Due Period or earlier Due Periods;

     plus
     ----

               (ii) the aggregate amount on deposit in the Principal Funding sub-Accounts for all Outstanding tranches of Class C Notes of that series;

     plus
     ----

               (iii) the aggregate amount of all Class B Usage of Class C Required Subordinated Amount by any Outstanding tranche of Class B Notes of that series.

     "Principal Collections" means the amount of Available Investor Principal Collections which are payable to the Issuer pursuant to the Series 2000 Supplement, including pursuant to Section 4.02 (b)(ii) or Section 4.02(c)(ii) thereof. "Principal Collections" does not include Receivables Sales Proceeds.

     "Principal Deposit Date" means the respective dates specified for deposits into the Principal Funding sub-Accounts in Section 508.

     "Principal Funding Account" means the trust account designated as such and established pursuant to Section 402(a).

     "Principal Funding sub-Account Earnings" means, with respect to any Principal Funding sub-Account for any period, the net amount of income and other earnings on the amounts on deposit in the Principal Funding sub-Account earned by the funds on deposit in such Principal Funding sub-Account for such period.

     "Principal Funding sub-Account Earnings Shortfall" means, for any period,

          (a) the Principal Funding sub-Account Earnings Target for such period minus
     -----

          (b) the Principal Funding sub-Account Earnings for such period.

     "Principal Funding sub-Account Earnings Target" means, for any period, with respect to any amount on deposit in a Principal Funding sub-Account for a tranche of Notes (other than a tranche of RSP Notes), the Dollar amount of interest that would have accrued on such deposit if it had borne interest at the following rates:

          (a) in the case of a tranche of Dollar Interest-bearing Notes with no Derivative Agreement for interest (or any Derivative Agreement, such as an interest rate cap, that by its terms only covers a portion of the interest on such tranche of Notes) or a non-Performing Derivative Agreement for interest, at the rate of interest applicable to that tranche including, if the Derivative Agreement is an interest rate cap, the uncapped portion of the rate of interest applicable to that tranche;

          (b) in the case of a tranche of Discount Notes, at the rate of accretion (converted to an accrual rate) of that tranche;

          (c) in the case of a tranche of Notes with a Performing Derivative Agreement for interest, at the rate of interest payable by the Issuer to the applicable Derivative Counterparty; and

          (d) in the case of a tranche of foreign currency Notes with a non-Performing Derivative Agreement, at the rate of interest that would have been payable by the Issuer to the applicable Derivative Counterparty if such Derivative Agreement had been Performing.

     "Principal Payment Date" means, with respect to any tranche of Notes, the Expected Principal Payment Date, or upon the acceleration of a tranche of Notes following an Event of Default or upon the occurrence of an Early Redemption Event, or other optional or mandatory redemption of that tranche of Notes, each Monthly Principal Date (or if any such day is not a Business Day, the next following Business Day).

     "Principal Receivables" is defined in the Pooling and Servicing Agreement.

     "Rating Agency" means, with respect to any Outstanding series, class or tranche of Notes, each statistical rating agency selected by the Issuer to rate such Notes.

     "Ratings Effect" means a reduction, qualification or withdrawal of any then current rating of the Notes.

     "Receivables" is defined in the Pooling and Servicing Agreement..

     "Receivables Sales Proceeds" means, with respect to any tranche of Notes, the proceeds of the sale of Receivables with respect to such tranche pursuant to
Section 523. "Receivables Sales Proceeds" do not constitute Principal
Collections.

     "Receivables Sales Proceeds Deposit Deficit" means, on any date with respect to any Outstanding tranche of RSP Notes, the amount by which the amount of Receivables Sales Proceeds of that tranche exceeds the sum of (a) the Receivables Sales Proceeds Deposit Amount for that tranche plus (b) the aggregate amount of any withdrawals of Receivables Sales Proceeds made pursuant to Section 511(a), (b) or (c).

     "Receivables Sales Proceeds Deposit Amount" means, with respect to any tranche of Notes that has received Receivables Sales Proceeds, the amount of Receivables Sales Proceeds on deposit in the Principal Funding sub-Account for such tranche.

     "Record Date" for the interest or principal payable on any Note on any applicable Payment Date means the last day of the month before the related Payment Date, unless otherwise specified in the applicable terms document.

     "Registered Note" means a Note issued in registered form.

     "Registered Noteholder" means a holder of a Registered Note.

     "Required Subordinated Amount" means, with respect to any tranche of a senior class of Notes of a Multiple Issuance Series, a Dollar amount of a subordinated class of the same series, as specified in the applicable terms document for such tranche of the senior class, or as changed from time to time pursuant to Section 312(b).

     "Required Surplus Finance Charge Amount" means, with respect to any Due Period, an amount equal to one twelfth of the product of (a) the Invested Amount of the Collateral Certificate as of the last day of the immediately preceding Due Period, and (b) a decimal number to be set by the Issuer, which will initially equal zero (and which will never be less than zero); provided, however, that for purposes of the definition of "Adverse Effect", such decimal number will at all times be deemed to be the decimal number as set by the Issuer plus one-hundredth (0.01). The Issuer may, from time to time, change the decimal number to be set for purposes of clause (b) upon written notice to the Trustee and each Rating Agency, and, if such decimal number is to be increased, upon delivery by the Issuer to the Trustee of an Issuer Certificate to the effect that the Issuer reasonably believes that such increase will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future.

     "Revolving Undivided Interest" means an Undivided Interest with respect to which the purchaser has no right to receive collections with respect to any Principal Receivables, but a right to receive all collections with respect to any Finance Charge Receivables, in each case in which such purchaser has its Undivided Interest.

     "RSP Notes" means any Note that is part of a tranche of Notes that has caused a sale of Receivables pursuant to Sections 523 and 708.

     "Scheduled Interest Payment Date" means, with respect to any tranche of Notes, the scheduled due date of any payment of interest on such Notes, as specified in the applicable terms document, without regard to whether or not such day is a Business Day.

     "Secured Parties" is defined in the Granting Clause.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Security Interest" means the security interest granted pursuant to the Granting Clause.

     "Segregated Sellers' Interest" means, on any date, a portion of the Sellers' Interest equal to the aggregate amount on deposit in the Principal Funding Account for each tranche of Notes other than any tranche of RSP Notes.

     "Sellers" means Citibank (Nevada) and Citibank (South Dakota) in their capacities as Sellers under the Pooling and Servicing Agreement and any Additional Sellers as defined in the Pooling and Servicing Agreement.

     "senior class" means (a) with respect to Class B Notes of a series, Class A Notes of that series and (b) with respect to Class C Notes of a series, Class A Notes or Class B Notes of that series.

     "series" means, with respect to any Note, the series specified in the applicable terms document.

     "Series 2000 Default Amount" is defined in the Series 2000 Supplement.

     "Series 2000 Supplement" means the Series 2000 Supplement to the Pooling and Servicing Agreement, dated as of September 26, 2000, as amended, supplemented, restated or otherwise modified from time to time.

     "Servicer" is defined in the Pooling and Servicing Agreement.

     "Single Issuance Series" means any series of Notes that by the terms of the applicable terms document does not permit the issuance of more than one tranche of Notes in each class of Notes in such series.

     "Spot Exchange Rate" means, on any day, with respect to any currency other than Dollars, the spot rate at which Dollars are offered on such day by Citibank in New York, London, or other city that is a money center for transactions in Dollars and such currency (determined by the Issuer in its reasonable discretion), as prevailing on a local business day for transactions in such currency at approximately 11:00 a.m. (local time).

     "Standard & Poor's" means Standard & Poor's Ratings Services, or any successor thereto.

     "sub-Accounts" means each of the sub-Accounts referred to in Section
402(a).

     "subordinated class" means (a) with respect to Class A Notes of a series, Class B Notes or Class C Notes of that series, and (b) with respect to Class B Notes of a series, Class C Notes of that series.

     "subordinated Notes" means Notes of a subordinated class of a series.

     "Supplemental Account" means the trust account or accounts designated as such and established pursuant to Section 402(a).

     "Supplemental indenture" means an indenture supplemental to this Indenture executed and delivered pursuant to Article X.

          "Surplus Finance Charge Collections" means with respect to any Due Period, the amount of Investor Finance Charge Collections allocated pursuant to
Section 4.02 of the Series 2000 Supplement, minus
                                            -----

          (a) the amount of the Series 2000 Monthly Servicing Fee (as defined in the Series 2000 Supplement) for that Due Period;

          (b) the amount of the Trustee's fees and expenses payable pursuant to
     Section 807 for that Due Period;

          (c) the sum of the targeted deposits to the Interest Funding Account determined pursuant to Section 501 for that Due Period; and

          (d) the amount of the Series 2000 Default Amount for that Due Period;

provided, however, that solely for purposes of calculating Surplus Finance Charge Collections for determining funding obligations for the Class C Reserve sub-

Account of any tranche of Class C Notes, for purposes of clause (c), the targeted deposit to be made to the Interest Funding sub-Account for a tranche of Notes that has the benefit of a Performing Derivative Agreement will be deemed to be the greater of (i) the amount payable by the Issuer under that Derivative Agreement and (ii) the amount that would be payable by the Issuer if the Derivative Agreement were non-Performing. For purposes of this proviso, the amount to be payable by the Issuer under a Derivative Agreement that is an interest rate cap or similar agreement will be deemed to be the cap rate under that Derivative Agreement.

     "Temporary Global Note" is defined in Section 205.

     "terms document" means, with respect to any series, class or tranche of Notes, the Issuer Certificate or supplemental indenture that establishes such series, class or tranche.

     "Threshold Conditions" means the conditions set forth in Annex I.

     "tranche" means, with respect to any class of Notes, Notes of such class which have identical terms, conditions and tranche designation. Notes of a single tranche may be issued on different dates.

     "Trust Agreement" means the Trust Agreement, dated as of September 12, 2000, among Citibank (Nevada) and Citibank (South Dakota), as Beneficiaries, and The Bank of New York (Delaware), as Issuer Trustee, as amended, supplemented, restated or otherwise modified from time to time.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this Indenture was executed except as provided in Section 1005.

     "Trustee" means the Person named as the Trustee in the first paragraph of this Indenture until a successor Trustee will have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" means and includes each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "Trustee" as used with respect to the Notes of any series, class or tranche means the Trustee with respect to Notes of that series, class or tranche.

     "Trustee Authorized Officer", when used with respect to the Trustee, means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer or trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "U.S. Depository" means, unless otherwise specified by the Issuer pursuant to either Section 204, 206 or 301, with respect to Notes of any tranche issuable or issued as a Global Note within the United States, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act, or other applicable statute or regulation.

     "UCC" means the applicable Uniform Commercial Code.

     "Weighted Average Interest Rates" means, with respect to any Outstanding Notes of a group, series, class or tranche (other than any tranche of RSP Notes), or of all of the Outstanding Notes (other than any tranche of RSP Notes), on any date, the weighted average of the following rates of interest:

          (a) in the case of a tranche of Dollar Interest-bearing Notes with no Derivative Agreement for interest (or a Derivative Agreement, such as an interest rate cap, that by its terms covers only a portion of the interest on such tranche of Notes) or a non-Performing Derivative Agreement for interest, the rate of interest applicable to that tranche on that date including, if the Derivative Agreement is an interest rate cap, the uncapped portion of the rate of interest applicable to that tranche on that date;

          (b) in the case of a tranche of Discount Notes, the rate of accretion (converted to an accrual rate) of that tranche on that date;

          (c) in the case of a tranche of Notes with a Performing Derivative Agreement for interest, the rate of interest payable by the Issuer to the applicable Derivative Counterparty on that date; and

          (d) in the case of a tranche of Foreign Currency Notes with a non-Performing Derivative Agreement, the rate of interest that would have been payable by the Issuer to the applicable Derivative Counterparty if that Derivative Agreement had been Performing on that date.

      SECTION 102. Compliance Certificates and Opinions. Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer will furnish to the Trustee an Issuer Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Notwithstanding the provisions of Section 311 and of the preceding paragraph, if all Notes of a class are not to be originally issued at one time, it will not be necessary to deliver the Issuer Certificate otherwise required pursuant to Section 311 or the Issuer Certificate and Opinion of

Counsel otherwise required pursuant to such preceding paragraph at or before the time of authentication of each Note of such tranche if such documents are delivered at or prior to the authentication upon original issuance of the first Note of such class to be issued.

     With respect to Notes of a tranche offered in a Multiple Issuance Series, the Trustee may rely, as to the authorization by the Issuer of any of such Notes, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Section 311 and this Section, as applicable, in connection with the first authentication of Notes of such tranche.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for the written statement required by Section 1104) will include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that such individual has made such examination or investigation as is necessary to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      SECTION 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, one or more specified Persons, one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the Issuer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      SECTION 104. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action (collectively, "action") provided by this Indenture to be given or taken by Noteholders of any series, class or tranche may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein or therein otherwise expressly provided, such action will become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Indenture and (subject to Section 801) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit will also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) (i) The ownership of Registered Notes will be proved by the Note Register. (ii) The ownership of Bearer Notes or coupons will be proved by the production of such Bearer Notes or coupons or by a certificate, satisfactory to the Issuer, executed by any bank, trust company or recognized securities dealer, wherever situated, satisfactory to the Issuer. Each such certificate will be dated and will state that on the date thereof a Bearer Note or coupon bearing a specified serial number was deposited with or exhibited to such bank, trust company or recognized securities dealer by the Person named in such certificate. Any such certificate may be issued in respect of one or more Bearer Notes or coupons specified therein. The holding by the Person named in any such certificate of any Bearer Note specified therein will be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (A) another certificate bearing a later date issued in respect of the same Bearer Note or coupon produced, (B) the Bearer Note or coupon specified in such certificate is produced by some other Person or
(C) the Bearer Note or coupon specified in such certificate has ceased to be Outstanding.

     (d) If the Issuer will solicit from the Holders any action, the Issuer may, at its option, by an Issuer Certificate, fix in advance a record date for the determination of Holders entitled to give such action, but the Issuer will have no obligation to do so. If the Issuer does not so fix a record date, such record date will be the later of 30 days before the first solicitation of such action or the date of the most recent list of Noteholders furnished to the Trustee pursuant to Section 901 before such solicitation. Such action may be given before or after the record date, but only the Holders of record at the close of business on the record date will be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Notes Outstanding have authorized or agreed or consented to such action, and for that purpose the Notes Outstanding will be computed as of the record date; provided that no such authorization, agreement or consent by the Holders on the record date will be deemed effective unless it will become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     (e) Any action by the Holder of any Note will bind the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Issuer in reliance thereon whether or not notation of such action is made upon such Note.

      SECTION 105. Notices, etc., to Trustee and Issuer. Any action of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a) the Trustee by any Noteholder or by the Issuer will be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

          (b) the Issuer by the Trustee or by any Noteholder will be sufficient for every purpose hereunder (except as provided in Section 701(c)) if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at the address of its principal office or at any other address previously furnished in writing to the Trustee by the Issuer.

      SECTION 106. Notices to Noteholders; Waiver. (a) Where this Indenture or any Registered Note provides for notice to Registered Noteholders of any event, such notice will be sufficiently given (unless otherwise herein or in such Registered Note expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Note affected by such event, at his address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Registered Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholders will affect the sufficiency of such notice with respect to other Noteholders. Where this Indenture or any Registered Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Registered Noteholders will be filed with the Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     (b) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it will be impractical to mail notice of any event to any Holder of a Registered Note when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as will be satisfactory to the Trustee and the Issuer will be deemed to be a sufficient giving of such notice.

     (c) No notice will be mailed to a Holder of Bearer Notes or coupons in bearer form. In the case of any tranche with respect to which any Bearer Notes are Outstanding, any notice required or permitted to be given to Holders of such Bearer Notes will be published in an Authorized Newspaper within the time period prescribed in this Indenture or the applicable terms document.

     (d) With respect to any tranche of Notes, the applicable terms document may specify different or additional means of giving notice to the Holders of the Notes of such tranche.

      SECTION 107. Conflict with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision will control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision will be deemed to apply to this Indenture as so modified or excluded, as the case may be.

      SECTION 108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

      SECTION 109. Successors and Assigns. All covenants and agreements in this Indenture by the Issuer will bind its successors and assigns, whether so expressed or not.

      SECTION 110. Separability Clause. In case any provision in this Indenture or in the Notes will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

      SECTION 111. Benefits of Indenture. Nothing in this Indenture or in any Notes, express or implied, will give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Note Registrar, Derivative Counterparties (to the extent specified in the applicable Derivative Agreement) and the Holders of Notes (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 112. Governing Law. This Indenture will be construed in accordance with and governed by the laws of the State of New York.

      SECTION 113. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

      SECTION 114. Interest Period Convention. Unless otherwise specified in the applicable terms document, interest for any period will be calculated from and including the first day of such period, to but excluding the last day of such period.

      SECTION 115. Indenture Referred to in the Trust Agreement. This is the Indenture referred to in the Trust Agreement.


                                   ARTICLE II

                                   Note Forms

      SECTION 201. Forms Generally. The Notes will have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the Issuer, as evidenced by the Issuer's execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The definitive Notes will be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the Issuer, as evidenced by the Issuer's execution of such Notes, subject, with respect to the Notes of any series, class or tranche, to the rules of any securities exchange on which such Notes are listed.

      SECTION 202. Forms of Notes. Each Note will be in one of the forms approved from time to time by or pursuant to an Issuer Certificate, or established in one or more indentures supplemental hereto. Before the delivery of a Note to the Trustee for authentication in any form approved by or pursuant to an Issuer Certificate, the Issuer will deliver to the Trustee the Issuer Certificate by or pursuant to which such form of Note has been approved, which Issuer Certificate will have attached thereto a true and correct copy of the form of Note which has been approved thereby or, if an Issuer Certificate authorizes a specific officer or officers of the Managing Beneficiary to approve a form of Note, a certificate of such officer or officers approving the form of Note attached thereto. Any form of Note approved by or pursuant to an Issuer Certificate must be acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee's authentication of Notes in that form or a certificate signed by a Trustee Authorized Officer and delivered to the Issuer.

      SECTION 203. Form of Trustee's Certificate of Authentication. The form of Trustee's Certificate of Authentication for any Note issued pursuant to this Indenture will be substantially as follows:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes of the series, class or tranche designated therein referred to in the within-mentioned Indenture.

                              [INDENTURE TRUSTEE NAME], as Trustee,


                              By:___________________________
                              Authorized Signatory

      SECTION 204. Notes Issuable in the Form of a Global Note. (a) If the Issuer establishes pursuant to Sections 202 and 301 that the Notes of a particular series, class or tranche are to be issued in whole or in part in the form of one or more Global Notes, then the Issuer will execute and the Trustee or its agent will, in accordance with Section 303 and the Issuer Certificate delivered to the Trustee or its agent thereunder, authenticate and deliver, such Global Note or Notes, which, unless otherwise provided in the applicable terms document (i) will represent, and will be denominated in an amount equal to the aggregate stated principal amount (or in the case of Discount Notes, the aggregate stated principal amount at the Expected Principal Payment Date of such Notes) of, the Outstanding Notes of such series, class or tranche to be represented by such Global Note or Notes, or such portion thereof as the Issuer will specify in an Issuer Certificate, (ii) in the case of Registered Notes, will be registered in the name of the Depository for such Global Note or Notes or its nominee, (iii) will be delivered by the Trustee or its agent to the Depository or pursuant to the Depository's instruction, (iv) if applicable, will bear a legend substantially to the following effect: "Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein" and (v) may bear such other legend as the Issuer, upon advice of counsel, deems to be applicable.

     (b) Notwithstanding any other provisions of this Section 204 or of Section 305, and subject to the provisions of clause (c) below, unless the terms of a Global Note or the applicable terms document expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part and in the manner provided in Section 305, only to a nominee of the Depository for such Global Note, or to the Depository, or a successor Depository for such Global Note selected or approved by the Issuer, or to a nominee of such successor Depository.

     (c) With respect to Notes issued within the United States, unless otherwise specified in the applicable terms document, or with respect to Notes issued outside the United States, if specified in the applicable terms document:

          (i) If at any time the Depository for a Global Note notifies the Issuer that it is unwilling or unable to continue as Depository for such Global Note or if at any time the Depository for the Notes for such series, class or tranche ceases to be a clearing agency registered under the Securities Exchange Act, or other applicable statute or regulation, the Issuer will appoint a successor Depository with respect to such Global Note. If a successor Depository for such Global Note is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer will execute, and the Trustee or its agent, upon receipt of an Issuer Certificate requesting the authentication and delivery of individual Notes of such series, class or tranche in exchange for such Global Note, will authenticate and deliver, individual Notes of such series, class or tranche of like tenor and terms in an aggregate stated principal amount equal to the stated principal amount of the Global Note in exchange for such Global Note.

          (ii) The Issuer may at any time and in its sole discretion determine that the Notes of any series, class or tranche or portion thereof issued or issuable in the form of one or more Global Notes will no longer be represented by such Global Note or Notes. In such event the Issuer will execute, and the Trustee, upon receipt of an Issuer Certificate requesting the authentication and delivery of individual Notes of such series, class or tranche in exchange in whole or in part for such Global Note, will authenticate and deliver individual Notes of such series, class or tranche of like tenor and terms in definitive form in an aggregate principal stated amount equal to the stated principal amount of such Global Note or Notes representing such series, class or tranche or portion thereof in exchange for such Global Note or Notes.

          (iii) If specified by the Issuer pursuant to Sections 202 and 301 with respect to Notes issued or issuable in the form of a Global Note, the Depository for such Global Note may surrender such Global Note in exchange in whole or in part for individual Notes of such series, class or tranche of like tenor and terms in definitive form on such terms as are acceptable to the Issuer and such Depository. Thereupon the Issuer will execute, and the Trustee or its agent will authenticate and deliver, without service charge, (A) to each Person specified by such Depository a new Note or Notes of the same series, class or tranche of like tenor and terms and of any authorized denomination as requested by such Person in aggregate stated principal amount equal to and in exchange for such Person's beneficial interest in the Global Note; and (B) to such Depository a new Global Note of like tenor and terms and in an authorized denomination equal to the difference, if any, between the stated principal amount of the surrendered Global Note and the aggregate stated principal amount of Notes delivered to the Holders thereof. If any Event of Default has occurred with respect to such Global Notes, and Holders of Notes evidencing not less than 50% of the unpaid Outstanding Dollar Principal Amount of the Global Notes of that tranche advise the Trustee and the Depository that a Global Note is no longer in the best interest of the Noteholders, the Holders of Global Notes may exchange such Notes for individual Notes.

          (iv) In any exchange provided for in any of the preceding three paragraphs, the Issuer will execute and the Trustee or its agent will authenticate and deliver individual Notes in definitive registered form in authorized denominations. Upon the exchange of the entire stated principal amount of a Global Note for individual Notes, such Global Note will be canceled by the Trustee or its agent. Except as provided in the preceding paragraphs, Notes issued in exchange for a Global Note pursuant to this Section will be registered in such names and in such authorized denominations as the Depository for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, will instruct the Trustee or the Note Registrar. The Trustee or the Note Registrar will deliver such Notes to the Persons in whose names such Notes are so registered.

      SECTION 205. Temporary Global Notes and Permanent Global Notes. (a) If specified in the applicable terms document for any tranche, all or any portion of a Global Note may initially be issued in the form of a single temporary Global Bearer Note or Registered Note (the "Temporary Global Note"), without interest coupons, in the denomination of the entire aggregate principal amount of such tranche and substantially in the form set forth in the exhibit with respect thereto attached to the applicable terms document. The Temporary Global Note will be authenticated by the Trustee upon the same conditions, in substantially the same manner and with the same effect as the Notes in definitive form. The Temporary Global Note may be exchanged as described below or in the applicable terms document for permanent global Bearer Notes or Registered Notes (the "Permanent Global Notes").

     (b) Unless otherwise provided in the applicable terms document, exchanges of beneficial interests in Temporary Global Notes for beneficial interests in Permanent Global Notes will be made as provided in this clause. The Manager will, upon its determination of the date of completion of the distribution of the Notes of such tranche, so advise the Trustee, the Issuer, the Foreign Depository, and each foreign clearing agency forthwith. Without unnecessary delay, but in any event not prior to the Exchange Date, the Issuer will execute and deliver to the Trustee at its London office or its designated agent outside the United States Permanent Global Notes in bearer or registered form (as specified in the applicable terms document) in an aggregate principal amount equal to the entire aggregate principal amount of such tranche. Bearer Notes so issued and delivered may have coupons attached. The Temporary Global Note may be exchanged for an equal aggregate principal amount of Permanent Global Notes only on or after the Exchange Date. A United States Person may exchange the portion of the Temporary Global Note beneficially owned by it only for an equal aggregate principal amount of Permanent Global Notes in registered form bearing the applicable legend set forth in the form of Registered Note attached to the applicable terms document and having a minimum denomination of $500,000, which may be in temporary form if the Issuer so elects. The Issuer may waive the $500,000 minimum denomination requirement if it so elects. Upon any demand for exchange for Permanent Global Notes in accordance with this clause, the Issuer will cause the Trustee to authenticate and deliver the Permanent Global Notes to the Holder (x) outside the United States, in the case of Bearer Notes and (y) according to the instructions of the Holder, in the case of Registered Notes but in either case only upon presentation to the Trustee of a written statement substantially in the form of Exhibit E-1 (or such other form as the Issuer may determine) with respect to the Temporary Global Note or portion thereof being exchanged signed by a foreign clearing agency and dated on the Exchange Date or a subsequent date, to the effect that it has received in writing or by tested telex a certification substantially in the form of (i) in the case of beneficial ownership of the Temporary Global Note or a portion thereof being exchanged by a United States institutional investor pursuant to this clause, the certificate in the form of Exhibit E-2 (or such other form as the Issuer may determine) signed by the Manager which sold the relevant Notes or (ii) in all other cases, the certificate in the form of Exhibit E-3 (or such other form as the Issuer may determine), the certificate referred to in this clause (ii) being dated on the earlier of the first payment of interest in respect of such Note and the date of the delivery of such Note in definitive form. Upon receipt of such certification, the Trustee will cause the Temporary Global Note to be endorsed in accordance with clause (d). Any exchange as provided in this Section will be made free of charge to the Holders and the beneficial owners of the Temporary Global Note and to the beneficial owners of the Permanent Global Note issued in exchange, except that a person receiving the Permanent Global Note must bear the cost of insurance, postage, transportation and the like in the event that such Person does not receive such Permanent Global Note in person at the offices of a foreign clearing agency.

     (c) The delivery to the Trustee by a foreign clearing agency of any written statement referred to above may be relied upon by the Issuer and the Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to such foreign clearing agency pursuant to the terms of this Indenture.

     (d) Upon any such exchange of all or a portion of the Temporary Global Note for a Permanent Global Note or Notes, such Temporary Global Note will be endorsed by or on behalf of the Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Permanent Global Note or Notes. Until so exchanged in full, such Temporary Global Note will in all respects be entitled to the same benefits under this Indenture as Permanent Global Notes authenticated and delivered hereunder except that the beneficial owners of such Temporary Global Note will not be entitled to receive payments of interest on the Notes until they have exchanged their beneficial interests in such Temporary Global Note for Permanent Global Notes.

      SECTION 206. Beneficial Ownership of Global Notes. Until definitive Notes have been issued to the applicable Noteholders pursuant to Section 204 or as otherwise specified in any applicable terms document:

          (a) the Issuer and the Trustee may deal with the applicable clearing agency and the clearing agency's participants for all purposes (including the making of distributions) as the authorized representatives of the respective Note Owners; and

          (b) the rights of the respective Note Owners will be exercised only through the applicable clearing agency and the clearing agency's participants and will be limited to those established by law and agreements between such Note Owners and the clearing agency and/or the clearing agency's participants. Pursuant to the operating rules of the applicable clearing agency, unless and until Notes in definitive form are issued pursuant to Section 204, the clearing agency will make book-entry transfers among the clearing agency's participants and receive and transmit distributions of principal and interest on the related Notes to such clearing agency's participants.

     For purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, Noteholders evidencing a specified percentage of the aggregate unpaid principal amount of Outstanding Notes, such direction or consent may be given by Note Owners (acting through the clearing agency and the clearing agency's participants) owning interests in Notes evidencing the requisite percentage of principal amount of Notes.

      SECTION 207. Notices to Depository. Whenever any notice or other communication is required to be given to Noteholders with respect to which book-entry Notes have been issued, unless and until Notes in definitive form will have been issued to the related Note Owners, the Trustee will give all such notices and communications to the applicable Depository.


                                   ARTICLE III

                                    The Notes

      SECTION 301. General Title; General Limitations; Issuable in Series; Terms of a Series, Class or Tranche. (a) The aggregate stated principal amount of Notes which may be authenticated and delivered and Outstanding under this Indenture is not limited.

     (b) The Notes may be issued in one or more series, classes or tranches up to an aggregate stated principal amount of Notes as from time to time may be authorized by the Issuer. All Notes of each series, class or tranche under this Indenture will in all respects be equally and ratably entitled to the benefits hereof with respect to such series, class or tranche without preference, priority or distinction on account of the actual time of the authentication and delivery or Expected Principal Payment Date or Legal Maturity Date of the Notes of such series, class or tranche, except as specified in the applicable terms document for such series, class or tranche.

     (c) Each Note issued must be assigned to a group of Notes for purposes of allocations pursuant to Article V. On the date of this Indenture, a single group of Notes identified as "Group 1" has been established for allocation purposes in
Article V. Additional groups may be established from time to time pursuant to supplemental indentures.

     (d) Each Note issued must be part of a series, class and tranche of Notes for purposes of allocations pursuant to Article V. A series, class or tranche of Notes is created pursuant to an Issuer Certificate or a supplemental indenture.

     (e) Each series of Notes may, but need not be, subdivided into multiple classes. This Indenture provides for up to three classes of Notes: Class A, Class B and Class C. As specified in Article V, Notes belonging to Class A in any series are entitled to specified payment priorities over Class B and Class C Notes in that series. Notes belonging to Class B in any series are entitled to specified payment priorities over Class C Notes in that series. Class C Notes have the benefit of the Class C Reserve Account. The applicable terms document may provide for more or different classes of Notes.

     (f) Notes of a single series that belong to separate classes in that series belong to separate tranches on the basis of the difference in class membership.

     (g) Each class of Notes may consist of a single tranche or may be subdivided into multiple tranches. Notes of a single class of a series will belong to different tranches if they have different terms and conditions. With respect to any class of Notes, Notes which have identical terms, conditions and tranche designation will be deemed to be part of a single tranche.

     (h) Each series, class or tranche of Notes will be created either by or pursuant to an Issuer Certificate or a supplemental indenture. The Notes of each such series, class or tranche may have such Expected Principal Payment Date or Dates or Legal Maturity Date or Dates, be issuable at such premium over or discount from their face value, bear interest at such rate or rates (which may be fixed or floating), from such date or dates, payable in such installments and on such dates and at such place or places to the Holders of Notes registered as such on such Record Dates, or may bear no interest, and have such terms, all as will be provided for in or pursuant to the applicable terms document. There may also be established in or pursuant to an Issuer Certificate or a supplemental indenture before the issuance of Notes of each such series, class or tranche, provision for:

          (i) the series designation and, if such series will be part of a group of series for purposes of allocations and reallocations of Principal Collections and/or Finance Charge Collections, the manner and extent to which each series in the group will be subject to allocations and reallocations;

          (ii) the stated principal amount of the Notes and whether they are Class A Notes, Class B Notes or Class C Notes or a tranche of any of these classes;

          (iii) the Required Subordinated Amount (if any) for such class or tranche of Notes;

          (iv) the currency or currencies in which the Notes of such series, class or tranche will be denominated and in which payments of principal of, and interest on, such Notes will or may be payable;

          (v) if the principal of or interest, if any, on the Notes of such series, class or tranche are to be payable, at the election of the Issuer or a Holder thereof, in a currency or currencies other than that in which the Notes are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (vi) if the amount of payments of principal of or interest, if any, on the Notes of such series, class or tranche may be determined with reference to an index based on (A) a currency or currencies other than that in which the Notes are stated to be payable, (B) changes in the prices of one or more other securities or groups or indexes of securities or (C) changes in the prices of one or more commodities or groups or indexes of commodities, or any combination of the foregoing, the manner in which such amounts will be determined;

          (vii) the price or prices at which the Notes of such series, class or tranche will be issued;

          (viii) the Expected Principal Payment Date (which will not be later than two years before the Termination Date (as defined in the Series 2000 Supplement) of the Collateral Certificate) and Legal Maturity Date (which will not be later than the Termination Date (as defined in the Series 2000 Supplement) of the Collateral Certificate) of the Notes of such series, class or tranche;

          (ix) the times at which the Notes of such series, class or tranche may, pursuant to any optional or mandatory redemption provisions, be redeemed, and the other terms and provisions of any such redemption provisions;

          (x) the rate per annum at which the Notes of such series, class or tranche will bear interest, if any, or the formula or index on which such rate will be determined, including all relevant definitions, and the date from which interest will accrue;

          (xi) the Interest Payment Dates, if any, for such Notes;

          (xii) if such Notes are to be Discount Notes or foreign currency Notes, the Initial Dollar Principal Amount of such Notes, and the means for calculating the Outstanding Dollar Principal Amount of such Notes;

          (xiii) whether or not application will be made to list such Notes of such series, class or tranche on any securities exchange;

          (xiv) any Event of Default or Early Redemption Event with respect to the Notes of such series, class or tranche, if not set forth herein and any additions, deletions or other changes to the Events of Default or Early Redemption Events set forth herein that will be applicable to the Notes of such series, class or tranche (including a provision making any Event of Default or Early Redemption Event set forth herein inapplicable to the Notes of that series, class or tranche);

          (xv) the appointment by the Trustee of an Authenticating Agent in one or more places other than the location of the office of the Trustee with power to act on behalf of the Trustee and subject to its direction in the authentication and delivery of the Notes of such series, class or tranche in connection with such transactions as will be specified in the provisions of this Indenture or in or pursuant to the applicable terms document creating such series, class or tranche;

          (xvi) if the Notes of such series, class or tranche will be issued in whole or in part in the form of a Global Note or Global Notes, the terms and conditions, if any, upon which such Global Note or Global Notes may be exchanged in whole or in part for other individual Notes; and the Depository for such Global Note or Global Notes (if other than the Depository specified in Section 101);

          (xvii) the subordination of the Notes of such series, class or tranche to any other indebtedness of the Issuer, including without limitation, the Notes of any other series, class or tranche;

          (xviii) if the Notes of such series, class or tranche are to have the benefit of any Derivative Agreement, the terms and provisions of such agreement;

          (xix) the Record Date for any Payment Date of the Notes of such series, class or tranche, if different from the last day of the month before the related Payment Date;

          (xx) the Controlled Accumulation Amount (if any) of such class or tranche;

          (xxi) whether or not the Nominal Liquidation Amount of such series, class or tranche belongs to the portion of the Collateral Certificate constituting an Excluded Series under the Series 2000 Supplement; and

          (xxii) any other terms of such series, class or tranche, which will not be inconsistent with the provisions of this Indenture;

all upon such terms as may be determined in or pursuant to an Issuer Certificate or a supplemental indenture with respect to such series, class or tranche.

     (i) The form of the Notes of each series, class or tranche will be established pursuant to the provisions of this Indenture in or pursuant to an Issuer Certificate or a supplemental indenture creating such series, class or tranche. The Notes of each series, class or tranche will be distinguished from the Notes of each other series, class or tranche in such manner, reasonably satisfactory to the Trustee, as the Issuer may determine.

     (j) The Notes of any series, class or tranche will be issued as Registered Notes, without coupons, or as Bearer Notes, with or without coupons.

     (k) Any terms or provisions in respect of the Notes of any series, class or tranche issued under this Indenture may be determined pursuant to this Section by providing in the applicable terms document for the method by which such terms or provisions will be determined.

      SECTION 302. Denominations. The Notes of each tranche will be issuable in such denominations and currency as will be provided in the provisions of this Indenture or in or pursuant to the applicable terms document. In the absence of any such provisions with respect to the Registered Notes of any tranche, the Registered Notes of that tranche will be issued in denominations of $1,000 and multiples thereof. In the absence of any such provisions with respect to the Bearer Notes of any tranche, the Bearer Notes of that tranche will be issued in denominations of 1,000, 5,000, 50,000 and 100,000 units of the applicable currency.

      SECTION 303. Execution, Authentication and Delivery and Dating. (a) The Notes will be executed on behalf of the Issuer by an Issuer Authorized Officer. The signature of any officer of the Managing Beneficiary or the Issuer Trustee on the Notes may be manual or facsimile.

     (b) Notes bearing the manual or facsimile signatures of individuals who were at any time an Issuer Authorized Officer will bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices before the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     (c) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Trustee for authentication; and the Trustee will, upon request by an Issuer Certificate, authenticate and deliver such Notes as in this Indenture provided and not otherwise.

     (d) Before any such authentication and delivery, the Trustee will be entitled to receive, in addition to any Issuer Certificate and Opinion of Counsel required to be furnished to the Trustee pursuant to Section 102, the Issuer Certificate and any other opinion or certificate relating to the issuance of the tranche of Notes required to be furnished pursuant to Section 202 or
Section 311.

     (e) The Trustee will not be required to authenticate such Notes if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Notes and this Indenture.

     (f) Unless otherwise provided in the form of Note for any tranche, all Notes will be dated the date of their authentication.

     (g) No Note will be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

      SECTION 304. Temporary Notes. (a) Pending the preparation of definitive Notes of any tranche, the Issuer may execute, and, upon receipt of the documents required by Section 303, together with an Issuer Certificate, the Trustee will authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Issuer may determine, as evidenced by the Issuer's execution of such Notes.

     (b) If temporary Notes of any tranche are issued, the Issuer will cause definitive Notes of such tranche to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes of such tranche will be exchangeable for definitive Notes of such tranche upon surrender of the temporary Notes of such tranche at the office or agency of the Issuer in a Place of Payment, without charge to the Holder; and upon surrender for cancellation of any one or more temporary Notes the Issuer will execute and the Trustee will authenticate and deliver in exchange therefor a like stated principal amount of definitive Notes of such tranche of authorized denominations and of like tenor and terms. Until so exchanged the temporary Notes of such tranche will in all respects be entitled to the same benefits under this Indenture as definitive Notes of such tranche.

      SECTION 305. Registration, Transfer and Exchange. (a) The Issuer will keep or cause to be kept a register (herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Registered Notes, or of Registered Notes of a particular tranche, and for transfers of Registered Notes or of Registered Notes of such tranche. Any such register will be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers will be available for inspection by the Trustee at the office or agency to be maintained by the Issuer as provided in Section 1102.

     (b) Subject to Section 204, upon surrender for transfer of any Registered Note of any tranche at the office or agency of the Issuer in a Place of Payment, the Issuer will execute, and the Trustee will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Notes of such tranche of any authorized denominations, of a like aggregate stated principal amount, Expected Principal Payment Date and Legal Maturity Date and of like terms.

     (c) Subject to Section 204, at the option of the Holder, Notes of any tranche may be exchanged for other Notes of such tranche of any authorized denominations, of a like aggregate stated principal amount, Expected Principal Payment Date and Legal Maturity Date and of like terms, upon surrender of the Notes to be exchanged at such office or agency. Registered Notes, including Registered Notes received in exchange for Bearer Notes, may not be exchanged for Bearer Notes. At the option of the Holder of a Bearer Note, subject to applicable laws and regulations, Bearer Notes may be exchanged for other Bearer Notes or Registered Notes (of the same class and tranche) of authorized denominations of like aggregate fractional undivided interests in the Noteholders' interest, upon surrender of the Bearer Notes to be exchanged at an office or agency of the Note Registrar located outside the United States. Each Bearer Note surrendered pursuant to this Section will have attached thereto all unmatured coupons; provided, however, that any Bearer Note, so surrendered after the close of business on the last day of the month preceding the relevant Payment Date need not have attached the coupon relating to such Payment Date. Whenever any Notes are so surrendered for exchange, the Issuer will execute, and the Trustee will authenticate and deliver (in the case of Bearer Notes, outside the United States), the Notes which the Noteholders making the exchange is entitled to receive.

     (d) All Notes issued upon any transfer or exchange of Notes will be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such transfer or exchange.

     (e) Every Note presented or surrendered for transfer or exchange will (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     (f) Unless otherwise provided in the Note to be transferred or exchanged, no service charge will be made on any Noteholder for any transfer or exchange of Notes, but the Issuer may (unless otherwise provided in such Note) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes, other than exchanges pursuant to Section 304 or 1006 not involving any transfer.

     (g) None of the Issuer, the Trustee, any agent of the Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     (h) The Issuer initially appoints Citibank, N.A., to act as Note Registrar for the Registered Notes on its behalf. The Issuer may at any time and from time to time authorize any Person to act as Note Registrar in place of Citibank, N.A. with respect to any tranche of Notes issued under this Indenture.

     (i) Registration of transfer of Notes containing the following legend or to which the following legend is applicable:

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN."

will be effected only if such transfer is made pursuant to an effective registration statement under the Securities Act, or is exempt from the registration requirements under the Securities Act. In the event that registration of a transfer is to be made in reliance upon an exemption from the registration requirements under the Securities Act, the transferor or the transferee will deliver, at its expense, to the Issuer and the Trustee, an investment letter from the transferee, substantially in the form of the investment letter attached hereto as Exhibit D or such other form as the Issuer may determine, and no registration of transfer will be made until such letter is so delivered.

     Notes issued upon registration or transfer of, or Notes issued in exchange for, Notes bearing the legend referred to above will also bear such legend unless the Issuer, the Trustee and the Note Registrar receive an Opinion of Counsel, satisfactory to each of them, to the effect that such legend may be removed.

     Whenever a Note containing the legend referred to above is presented to the Note Registrar for registration of transfer, the Note Registrar will promptly seek instructions from the Issuer regarding such transfer and will be entitled to receive an Issuer's Certificate prior to registering any such transfer. The Issuer hereby agrees to indemnify the Note Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in relation to any such instructions furnished pursuant to this clause.

      SECTION 306. Mutilated, Destroyed, Lost and Stolen Notes. (a) If (i) any mutilated Note (together, in the case of Bearer Notes, with all unmatured coupons (if any) appertaining thereto) is surrendered to the Trustee, or the Issuer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Issuer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer will execute and upon its request the Trustee will authenticate and deliver (in the case of Bearer Notes, outside the United Sates), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, series, class or tranche, Expected Principal Payment Date, Legal Maturity Date and stated principal amount, bearing a number not contemporaneously Outstanding.

     (b) In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

     (c) Upon the issuance of any new Note under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     (d) Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note will constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note will be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same series, class or tranche duly issued hereunder.

     (e) The provisions of this Section are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

      SECTION 307. Payment of Interest; Interest Rights Preserved. (a) Unless otherwise provided with respect to such Note pursuant to Section 301, interest payable on any Registered Note will be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the most recent Record Date and interest payable on any Bearer Note will be paid to the bearer of that Note (or the applicable coupon).

     (b) Subject to clause (a), each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note will carry the rights to interest accrued or principal accreted and unpaid, and to accrue or accrete, which were carried by such other Note.

      SECTION 308. Persons Deemed Owners. The Issuer, the Trustee, the Issuer Trustee, the Beneficiaries and any agent of the Issuer, the Trustee, the Issuer Trustee, or the Beneficiaries may treat the Person who is proved to be the owner of such Note pursuant to Section 104(c) as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 307) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Trustee, the Issuer Trustee, or the Beneficiaries nor any agent of the Issuer, the Trustee, the Issuer Trustee, or the Beneficiaries will be affected by notice to the contrary.

      SECTION 309. Cancellation. All Notes surrendered for payment, redemption, transfer or exchange will, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already canceled, will be promptly canceled by it. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered will be promptly canceled by the Trustee. No Note will be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. The Trustee will dispose of all canceled Notes in accordance with its customary procedures and will deliver a certificate of such disposition to the Issuer.

      SECTION 310. Computation of Interest. Unless otherwise provided as contemplated in Section 301, (a) interest on the Notes computed at a fixed rate will be calculated on the basis of a 360-day year of twelve 30-day months and
(b) interest on Notes computed on the basis of a floating or periodic rate will be calculated on the basis of a 360-day year for the actual number of days elapsed.

      SECTION 311. New Issuances of Notes. (a) The Issuer may issue new Notes of any series, class or tranche, so long as the following conditions precedent are satisfied:

          (i) on or before the fourth Business Day before the date that the new issuance is to occur, the Issuer gives the Trustee and the Rating Agencies written notice of the issuance;

          (ii) the Issuer delivers to the Trustee an Issuer Certificate to the effect that:

               (A) the Issuer reasonably believes that the new issuance will not at the time of its occurrence or at a future date cause an Adverse Effect on any Outstanding Notes;

               (B) all instruments furnished to the Trustee conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Notes;

               (C) the form and terms of such Notes have been established in conformity with the provisions of this Indenture;

               (D) all laws and requirements with respect to the execution and delivery by the Issuer of such Notes have been complied with, the Issuer has the power and authority to issue such Notes and such Notes have been duly authorized and delivered by the Issuer and, assuming due authentication and delivery by the Trustee, constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and entitled to the benefits of this Indenture, equally and ratably with all other Notes, if any, of such series, class or tranche Outstanding, subject to the terms of this Indenture and each terms document; and

               (E) such other matters as the Trustee may reasonably request;

          (iii) the Issuer will have delivered to the Trustee and the Rating Agencies a Master Trust Tax Opinion and an Issuer Tax Opinion with respect to such issuance; provided, however, that if the Threshold Conditions are satisfied, the Issuer at its option, will not be required to deliver such opinions;

          (iv) either (A) all of the following conditions are met:

               (1)  such Notes are denominated in Dollars;

               (2) the interest rate applicable to such Notes is either a fixed rate of interest, or a floating rate of interest based on the London interbank offered rate, the prime or base rate of a Bank or another major money center bank, the federal funds rate or the Treasury bill rate, or another interest rate index with respect to which the Issuer has received written confirmation from the applicable Rating Agencies that issuance of Notes with an interest rate based on such interest rate index will not have a Ratings Effect on any Outstanding Notes;

               (3) if the Notes of the new issuance will have the benefit of a Derivative Agreement, with respect to the form of such Derivative Agreement and the applicable Derivative Counterparty, the Issuer has received written confirmation from the applicable Rating Agencies that entering into such Derivative Agreement on such form and with such Derivative Counterparty will not have a Ratings Effect on any Outstanding Notes;

               (4) the Legal Maturity Date of such Notes is no more than 14 years after the date of issuance of such Notes; and

               (5) any other conditions specified by a Rating Agency to the Issuer in writing;

     or (B) the Issuer obtains written confirmation from the applicable Rating Agencies that the issuance of such Notes will not have a Ratings Effect on any Outstanding Notes;

          (v) either (A) at the time of the new issuance, the Notes of the new issuance will be rated no lower than the following ratings categories by at least one nationally recognized Rating Agency:

  Note                           Rating
---------         ---------------------------------------
 Class A            AAA or its equivalent for long-
                    term Notes, or A-1+/P-1 or
                    its equivalent for commercial paper
                    Notes

 Class B            A or its equivalent

 Class C            BBB or its equivalent


     or (B) the Issuer has obtained written confirmation from each Rating Agency that there will be no Ratings Effect with respect to any Outstanding Notes as a result of the issuance of those Notes;

          (vi) no Amortization Event as defined in the Pooling and Servicing Agreement with respect to the Collateral Certificate will have occurred and be continuing as of the date of the new issuance, and no event which, with the passage of time, would constitute an Amortization Event described in
     Section 9.01(e) of the Pooling and Servicing Agreement will have occurred and be continuing as of the date of the new issuance;

          (vii) in the case of foreign currency Notes, the Issuer will have appointed one or more Paying Agents in the appropriate countries;

          (viii) in the case of the issuance of Notes of a tranche of a Multiple Issuance Series, the conditions specified in Sections 312 and 313, as applicable, are satisfied;

          (ix) if the issuance of Notes results in an increase in the targeted deposit amount of any Class C Reserve sub-Account of a tranche of Class C Notes of a Multiple Issuance Series, the Issuer will have funded such increase with a cash deposit to such Class C Reserve sub-Account; and

          (x) any other conditions specified in the applicable terms document.

     (b) The Issuer and the Trustee will not be required to obtain the consent of any Noteholder of any Outstanding series, class or tranche to issue any additional Notes of any series, class or tranche.

      SECTION 312. Specification of Required Subordinated Amount and other Terms with Respect to each Class of a Multiple Issuance Series. (a) With respect to senior classes of non-Discount Notes of a Multiple Issuance Series, and subject to clause (b):

          (i) the Class A Required Subordinated Amount of Class B Notes will be an amount equal to 5.98291% of the Initial Dollar Principal Amount of that tranche of Class A Notes;

          (ii) the Class A Required Subordinated Amount of Class C Notes will be an amount equal to 7.97721% of the Initial Dollar Principal Amount of that tranche of Class A Notes; and

          (iii) the Class B Required Subordinated Amount of Class C Notes will be an amount equal to 133.33333% of the Initial Dollar Principal Amount of that tranche of Class B Notes.

With respect to senior classes of Discount Notes, the Required Subordinated Amount will be stated in the applicable terms document, subject to clause (b).

     (b) The Issuer may at any time without the consent of any Noteholder change the Required Subordinated Amounts of a Multiple Issuance Series, the method of calculating the available subordinated amount of the Notes of a series and the usage of the subordinated amount of the Notes of a series, and make corresponding changes in this Indenture, so long as the Issuer has (i) received written confirmation from each Rating Agency that has rated any Outstanding Notes of that series that such change will not result in a Ratings Effect with respect to any Outstanding Notes in that series and (ii) delivered to the Trustee and the Rating Agencies a Master Trust Tax Opinion and an Issuer Tax Opinion.

      SECTION 313. Required Subordinated Amount Conditions to Issuance of Notes of a Tranche of a Senior Class of a Multiple Issuance Series. (a) Class A Required Subordinated Amount of Class B Notes. On the issuance date of Class A Notes of a tranche of a Multiple Issuance Series, immediately after giving effect to such issuance, the available subordinated amount of Class B Notes of that series must be at least equal to the Class A Required Subordinated Amount of Class B Notes for that series. For purposes of this Section, the available subordinated amount of Class B Notes of a series as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations or payments to be made on that date:

          (i) the aggregate Nominal Liquidation Amount of all Outstanding tranches of Class B Notes of that series on that day;

plus
----

          (ii) the aggregate amount on deposit in the Principal Funding sub-Accounts for all Outstanding tranches of Class B Notes of that series (other than any Receivables Sales Proceeds Deposit Amount of tranches of Class B Notes of that series);

minus
-----

          (iii) the aggregate amount of the Class A Required Subordinated Amount of Class B Notes for all other tranches of Class A Notes of that series which are Outstanding on that date;

plus
----

          (iv) the aggregate amount of all Class A Usage of Class B Required Subordinated Amount by any Outstanding tranche of Class A Notes of that series.

     (b) Class A Required Subordinated Amount of Class C Notes. On the issuance date of Class A Notes of a tranche of a Multiple Issuance Series, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes of that series must be at least equal to the Class A Required Subordinated Amount of Class C Notes for that series. For purposes of this clause, the available subordinated amount of Class C Notes of a series as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations or payments to be made on that date:

          (i) the aggregate Nominal Liquidation Amount of all Outstanding tranches of Class C Notes of that series on that day;

plus
----

          (ii) the aggregate amount on deposit in the Principal Funding sub-Accounts for all Outstanding tranches of Class C Notes of that series (other than any Receivables Sales Proceeds Deposit Amount of tranches of Class C Notes of that series);

minus
-----

          (iii) the aggregate amount of the Class A Required Subordinated Amount of Class C Notes for all other tranches of Class A Notes of that series which are Outstanding on that date;

plus
----

          (iv) the aggregate amount of all Class A Usage of Class C Required Subordinated Amount by any Outstanding tranche of Class A Notes of that series.

     (c) Class B Required Subordinated Amount of Class C Notes. On the issuance date of Class B Notes of a tranche of a Multiple Issuance Series, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes of that series must be at least equal to the Class B Required Subordinated Amount of Class C Notes for that series. For purposes of this clause, the available subordinated amount of Class C Notes of a series as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations or payments to be made on that date:

          (i) the aggregate Nominal Liquidation Amount of all Outstanding tranches of Class C Notes of that series on that day;

plus
----

          (ii) the aggregate amount on deposit in the Principal Funding sub-Accounts for all Outstanding tranches of Class C Notes of that series (other than any Receivables Sales Proceeds Deposit Amount of tranches of Class C Notes of that series);

minus
-----

          (iii) the aggregate amount of the Class B Required Subordinated Amount of Class C Notes for all other tranches of Class B Notes of that series which are Outstanding on that date;

plus
----

          (iv) the aggregate amount of all Class B Usage of Class C Required Subordinated Amount by any Outstanding tranche of Class B Notes of that series.


                                   ARTICLE IV

                            Accounts and Investments

      SECTION 401. Collections. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and will receive and collect, directly and without intervention or assistance from any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture including, without limitation, all funds and other property payable to the Trustee pursuant to the Collateral (collectively, the "Collections"). The Trustee will hold all such money and property received by it as part of the Collateral and will apply it as provided in this Indenture.

      SECTION 402. Accounts. (a) Accounts; Deposits to and Distributions from Accounts. On or before the Effective Date, the Issuer will open and will thereafter cause to be maintained, at an Eligible Institution (initially Citibank, N.A.), one or more segregated deposit accounts (collectively, the "Collection Account"). The Issuer will require that all collections received from the Master Trust pursuant to the Series 2000 Supplement be deposited into the Collection Account. On or before the Effective Date, the Trustee will cause to be established and maintained at an Eligible Institution (initially Citibank, N.A.), three segregated trust accounts denominated as follows: the "Interest Funding Account", the "Principal Funding Account" and the "Class C Reserve Account", and from time to time in connection with the issuance of a series, class or tranche of Notes, the Trustee may establish one or more segregated trust accounts denominated as "Supplemental Accounts". If, at any time, either the Collection Account, Interest Funding Account, Principal Funding Account or Class C Reserve Account ceases to be an Eligible Deposit Account, the Issuer will within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent in writing) establish a new Collection Account, Interest Funding Account, Principal Funding Account or Class C Reserve Account, as the case may be, which is an Eligible Deposit Account, transfer any cash and/or investments to such new Collection Account, Interest Funding Account, Principal Funding Account or Class C Reserve Account and from the date such new Collection Account, Interest Funding Account, Principal Funding Account or Class C Reserve Account is established, it will be the "Collection Account", "Interest Funding Account", "Principal Funding Account" or "Class C Reserve Account", as the case may be. Each tranche of Notes will have its own sub-Account within the Interest Funding Account and the Principal Funding Account. Each tranche of Class C Notes will have its own sub-Account within the Class C Reserve Account. Supplemental Accounts will be created as specified in the applicable terms document. The Collection Account, the Interest Funding Account, the Principal Funding Account and the Class C Reserve Account will receive deposits pursuant to Article V. Any Supplemental Account will receive deposits as set forth in a supplemental indenture amending Article V.

     (b) All payments to be made from time to time by or on behalf of the Trustee to Noteholders out of funds in the Accounts pursuant to this Indenture will be made by or on behalf of the Trustee to the Paying Agent not later than 12:00 noon on the applicable Payment Date or earlier, if necessary, or as otherwise provided in Article V but only to the extent of available funds in the applicable sub-Account.

      SECTION 403. Investment of Funds in the Accounts. (a) Funds on deposit in the Accounts will be invested and reinvested by the Trustee at the direction of the Issuer in one or more Eligible Investments. The Issuer may authorize the Trustee to make specific investments pursuant to written, telegraphic or telephonic (subsequently confirmed in writing) instructions, in such amounts as the Issuer will specify. Notwithstanding the foregoing, funds held by the Trustee in any of the Accounts will be invested in Eligible Investments that will mature in each case no later than the date on which such funds in the Accounts are scheduled to be transferred or distributed by the Trustee pursuant to this Indenture (or as much earlier as necessary to provide for timely payment of principal or interest on the applicable Principal Payment Date or Interest Payment Date).

     (b) All funds deposited from time to time in the Accounts pursuant to this Indenture and all investments made with such funds will be held by the Trustee in the Accounts as part of the Collateral as herein provided, subject to withdrawal by the Trustee for the purposes set forth herein. The Issuer will not direct the Trustee to make any investment of any funds or to sell any investment held in the Accounts unless the security interest granted and perfected in such

Accounts will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by the Issuer or the Trustee.

     (c) Funds and other property in any of the Accounts will not be commingled with any other funds or property of the Issuer. Notwithstanding the foregoing, the Trustee may hold any funds or other property received or held by it as part of the Accounts in collecting accounts maintained by it in the normal course of its business and containing funds held by it for other Persons (which may include the Issuer or an Affiliate thereof), provided that such accounts are under the sole control of the Trustee and the Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to the applicable Accounts.

     (d) The Issuer will not direct the Trustee to make any investment of any funds in any of the Accounts or to sell any investment held in such Accounts except under the following terms and conditions:

          (i) each such investment will be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee under its complete and exclusive dominion and control (or, if, as indicated by an Opinion of Counsel delivered to the Trustee, applicable law provides for perfection of pledges of an instrument not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, such pledge may be so registered);

          (ii) the Trustee will have sole control over such investment, the income thereon and the proceeds thereof;

          (iii) other than the investments described in clause (i), any certificate or other instrument evidencing such investment will be delivered directly to the Trustee or its agent; and

          (iv) the proceeds of each sale of such an investment will be remitted by the purchaser thereof directly to the Trustee for deposit in the Account in which such investment was held.

     (e) All income or other gain from investments of funds on deposit in the Accounts (other than the Principal Funding Account) will be treated as Finance Charge Collections pursuant to Section 501(2). Any loss resulting from such investments will be charged to the sub-Accounts pro rata based on the amount on deposit in such sub-Account.

     The Issuer may use weighted averaging or any other reasonable method for allocating losses among such sub-Accounts. Subject to Section 801(c), the Trustee will not in any way be held liable by reason of any insufficiency in such sub-Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity, in accordance with their terms.

     (f) All income or other gain from investments of funds on deposit in the Principal Funding Account will be applied as set forth in Section 506.

     (g) Funds on deposit in the Accounts will be invested and reinvested by the Trustee to the fullest extent practicable, in such manner as the Trustee will from time to time determine, but only in one or more Eligible Investments, upon the occurrence of any of the following events:

          (i) the Issuer will have failed to give investment directions to the Trustee; or

          (ii) an Event of Default will have occurred and is continuing but no Notes have been declared due and payable pursuant to Section 702.

      SECTION 404. Excess Funds in the Interest Funding sub-Accounts or Principal Funding sub-Accounts. (a) With respect to any Due Period, if the Issuer determines that the amount on deposit in any Interest Funding sub-Account (after giving effect to all deposits and withdrawals to be made with respect to such Due Period) is greater than the amount targeted to be on deposit in such Interest Funding sub-Account with respect to such Due Period (subject to Section 507(e)), such excess will be withdrawn from such sub-Account and treated as Finance Charge Collections pursuant to Section 501(2).

      (b) With respect to any Due Period, if the Issuer determines that the amount on deposit in any Principal Funding sub-Account (after giving effect to all deposits and withdrawals to be made with respect to that Due Period) is greater than the Outstanding Dollar Principal Amount of a tranche of Notes less the Nominal Liquidation Amount Deficit of that tranche, that excess will be treated as Finance Charge Collections pursuant to Section 501(2).


                                    ARTICLE V

                       Allocations, Deposits and Payments

      SECTION 501. Allocations of Finance Charge Collections. With respect to each Due Period, the Trustee will allocate or cause to be allocated (1) Finance Charge Collections received by the Issuer with respect to that Due Period, and
(2) amounts to be treated as Finance Charge Collections (including pursuant to Sections 403(e), 404(a) and (b), 506(d), 507(f), 511(f), 519(c), 523(j) and
527(c)) in the following priority:

          (a) first, to pay accrued and unpaid fees and expenses of, and other amounts due to, the Trustee pursuant to Section 807;

          (b) second, to make the targeted deposits to the Interest Funding Account pursuant to Section 503;

          (c) third, to increase the Invested Amount of the Collateral Certificate or reimburse any Receivables Sales Proceeds Deposit Deficit pursuant to Section 527;

          (d) fourth, to make the targeted deposit to the Class C Reserve Account, if any, pursuant to Section 518(a);

          (e) fifth, to make any other payment or deposit required by the terms document of any series, class or tranche of Notes; and

          (f)  sixth, to the Issuer.

      SECTION 502. Allocations of Principal Collections. With respect to each Due Period, the Trustee will allocate or cause to be allocated (1) Principal Collections received by the Issuer with respect to that Due Period, and (2) amounts to be treated as Principal Collections (including pursuant to Section 511(d)) in the following priority:

          (a) first, with respect to each Due Period,

               (i) first, if after giving effect to deposits to be made with respect to such Due Period pursuant to Section 501(b), any tranche of Class A Notes or Class B Notes of a series has not received the full amount targeted to be deposited pursuant to Section 503 with respect to that Due Period, then from (A) such Principal Collections and amounts to be treated as Principal Collections, to the extent the reallocation thereof under this clause (a) will result in the reduction of the Nominal Liquidation Amount of tranches of Class C Notes of that series, together with (B) Receivables Sales Proceeds Deposit Amounts on deposit in the Principal Funding sub-Account of tranches of Class C Notes of that as of the last day of that Due Period, the following amounts will be allocated in the following priority:

                    (1) first, in an amount equal to the lesser of the amount of such funds and the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of each tranche of Class A Notes of that series, to be allocated to the Interest Funding sub-Accounts of Class A Notes of that series pro rata based on the amount of such deficiencies; and

                    (2) second, in an amount equal to the lesser of the amount of such funds (after giving effect to clause (1)) and the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of each tranche of Class B Notes of that series, to be allocated to the Interest Funding sub-Accounts of Class B Notes of that series pro rata based on the amount of such deficiencies;

          provided, however, that such reallocations will be subject to the limits of Sections 512, 513 and 514.

               (ii) second, with respect to each Due Period, if after giving effect to deposits to be made with respect to such Due Period pursuant to Section 501(b) and clause (a)(i), any tranche of Class A Notes of a series has not received the full amount targeted to be deposited pursuant to Section 503, then from (A) such Principal Collections and amounts to be treated as Principal Collections, to the extent the reallocation thereof under this clause (a) will result in the reduction of the Nominal Liquidation Amount of tranches of Class B Notes of that series, together with (B) Receivables Sales Proceeds Deposit Amounts on deposit in the Principal Funding sub-Account of tranches of Class B Notes of that series as of the last day of that Due Period, an amount equal to the lesser of the amount of such funds and the amount of the deficiency in the targeted amount to the Interest Funding sub-Account of each tranche of Class A Notes of that series, will be reallocated to the Interest Funding sub-Accounts of Class A Notes of that Series pro rata based on the amount of such deficiencies; provided, however, that such reallocations will be subject to the limits of Sections 512, 513 and 514.

          (b) second, together with amounts available pursuant to Section 523(e), to make the targeted deposits to the Principal Funding Account pursuant to Section 508; and

          (c) third, together with any remaining amounts available pursuant to
     Section 523(e), to the Master Trust, to be reinvested in the Collateral Certificate pursuant to Section 520(c).

      SECTION 503. Targeted Deposits of Finance Charge Collections to the Interest Funding Account. The aggregate amount of Finance Charge Collections targeted to be deposited into the Interest Funding Account pursuant to Section 501(b) with respect to each Due Period (other than any tranche of RSP Notes) is equal to the sum of the following amounts. A single tranche of Notes may be entitled to more than one of the following targeted deposits with respect to any Due Period. The targeted deposit with respect to any Due Period will also include any shortfall in the targeted deposit with respect to any prior Due Period. Unless otherwise specified in the applicable terms document:

          (a) Specified Deposits. If the terms document for a tranche of Notes (other than any tranche of RSP Notes) specifies deposits in addition to or different from the deposits described below in this Section to be made to the Interest Funding sub-Account for that tranche, the deposit targeted for that tranche of Notes with respect to any Due Period is the specified amount for that Due Period. Unless an earlier date is determined pursuant to Section 522, these deposits will be made on the dates specified in the applicable terms document.

          (b) Interest Payments not Covered by a Derivative Agreement. Unless otherwise specified in the applicable terms document: (i) If a tranche of Outstanding Interest-

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     bearing Notes (other than any tranche of RSP Notes) provides for payments of interest that are not covered by a Derivative Agreement, the deposit targeted for that tranche of Notes with respect to each Due Period will be equal to the amount of interest accrued on the Adjusted Outstanding Dollar Principal Amount of that tranche of Notes during the period from the Monthly Interest Date in that Due Period (or the date of issuance of that tranche for the determination with respect to the first Monthly Interest
     Date) to the first Monthly Interest Date after the end of that Due Period.
     (ii) If a tranche of Interest-bearing Notes (other than any tranche of RSP Notes) has a Derivative Agreement that by its terms only covers a portion of the interest on such tranche of Notes (such as an interest rate cap or similar agreement), the deposit targeted under this clause will be the uncapped portion of the interest accrued on the Adjusted Outstanding Dollar Principal Amount of that tranche of Notes during that period. Unless an earlier date is determined pursuant to Section 522, these deposits referred to in this clause (b) will be made on each Monthly Interest Date for the applicable tranche.

          (c) Notes with Performing Derivative Agreements. Unless otherwise specified in the applicable terms document: (i) If a tranche of Outstanding Dollar Notes or foreign currency Notes (other than any tranche of RSP Notes) that has a Performing Derivative Agreement for interest that provides for monthly payments to the applicable Derivative Counterparty, the deposit targeted for that tranche of Notes with respect to each Due Period is equal to the amount required to be paid to the applicable Derivative Counterparty on the next payment date under that Derivative Agreement following the end of that Due Period, multiplied by the Adjustment Ratio for that tranche as of the last day of such Due Period. Unless an earlier date is determined pursuant to Section 522, these deposits will be made on the payment date specified in the applicable Derivative Agreement. (ii) If a tranche of Dollar Notes or foreign currency Notes (other than any tranche of RSP Notes) that has a Performing Derivative Agreement for interest that provides for payments less frequently than monthly to the applicable Derivative Counterparty, the deposit targeted for that tranche of Notes with respect to each Due Period is equal to the amount required to be paid to the Derivative Counterparty on the payment date under that Derivative Agreement next following the end of that Due Period, and allocable to the period from one such Interest Deposit Date (or in the case of the first Interest Deposit Date, from the date of issuance of that tranche of Notes) to the next Interest Deposit Date, taking into account the applicable interest rate and day count convention under that Derivative Agreement, multiplied by the Adjustment Ratio for that tranche as of the last day of such Due Period. Unless an earlier date is determined pursuant to Section 522, these deposits will be made on the payment date specified in the applicable Derivative Agreement in the month in which payment is scheduled to be made to the Derivative Counterparty, and on the Monthly Interest Date in each other month.

          (d) Dollar Notes with non-Performing Derivative Agreements. Unless otherwise specified in the applicable terms document, if a tranche of Outstanding Dollar Interest-bearing Notes (other than any tranche of RSP Notes) has a non-Performing Derivative Agreement for interest, the deposit targeted for that tranche of Notes with respect to each Due Period will be equal to the amount of interest accrued on the Adjusted Outstanding

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     Dollar Principal Amount of that tranche of Notes with respect to that Due
     Period from the Monthly Interest Date in that Due Period (or the date of issuance of that tranche for the determination with respect to the first Monthly Interest Date) to the first Monthly Interest Date after the end of that Due Period to the extent that such interest would have been covered by that non-Performing Derivative Agreement. Unless an earlier date is determined pursuant to Section 522, these deposits will be made on each Monthly Interest Date for the applicable tranche.

          (e) Foreign Currency Notes with non-Performing Derivative Agreements. Unless otherwise specified in the applicable terms document: (i) If a tranche of Outstanding foreign currency Notes (other than any tranche of RSP Notes) has a non-Performing Derivative Agreement for interest that provides for monthly payments to the applicable derivative counterparty, then the calculation of the deposit targeted is made with reference to the amount of Dollars that would have been payable to the applicable Derivative Counterparty under the Derivative Agreement with respect to that Due Period if that Derivative Agreement were Performing, multiplied by the Adjustment Ratio for that tranche as of the last day of such Due Period. Unless an earlier date is determined pursuant to Section 522, these deposits will be made on each Monthly Interest Date for the applicable tranche. (ii) If a tranche of Outstanding foreign currency Notes (other than any tranche of RSP Notes) has a non-Performing Derivative Agreement for interest that provides for payments less frequently than monthly to the applicable Derivative Counterparty, the deposit targeted for that tranche of Notes with respect to each Due Period is equal to the amount required to be paid to the Derivative Counterparty on the payment date under that Derivative Agreement next following the end of that Due Period, and allocable to the period from one such Interest Deposit Date (or in the case of the first Interest Deposit Date, from the date of issuance of that tranche of Notes) to the next Interest Deposit Date, taking into account the applicable interest rate and day count convention under that Derivative Agreement, multiplied by the Adjustment Ratio for that tranche as of the last day of such Due Period. Unless an earlier date is determined pursuant to Section 522, these deposits will be made on each Monthly Interest Date.

          (f) Discount Notes. Unless otherwise specified in the applicable terms document, in the case of a tranche of Outstanding Discount Notes (other than any tranche of RSP Notes), the deposit targeted for that tranche of Notes with respect to any Due Period is equal to the amount of accretion of principal of that tranche of Notes from the Monthly Principal Date in that Due Period (or in the case of the first Monthly Principal Date, from the date of issuance of that tranche) to the first Monthly Principal Date after the end of that Due Period, multiplied by the Adjustment Ratio for that tranche as of the last day of such Due Period. Unless an earlier date is determined pursuant to Section 522, these deposits will be made on each Monthly Principal Date for the applicable tranche.

          (g) Interest on Overdue Interest. Unless otherwise specified in the applicable terms document, the deposit targeted for any tranche of Outstanding Notes for any month that has accrued and overdue interest will be the interest accrued on that overdue interest from and including the Interest Payment Date in that month to but excluding the Interest

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

     Payment Date next following that month at the rate of interest applicable to the principal of that tranche during that period.

      SECTION 504. Payments Received from Derivative Counterparties for Interest; Other Deposits to the Interest Funding Account. The following deposits and payments will be made to the Interest Funding Account on the following dates:

          (a) Payments Received From Derivative Counterparties for Interest. Payments received under Derivative Agreements for interest in Dollars will be deposited into the applicable Interest Funding sub-Account on the date of receipt. Payments received under Derivative Agreements for interest in foreign currencies will be made directly to the applicable Paying Agent for payment to the Holders of the applicable tranche of Notes, or as otherwise specified in the applicable Derivative Agreement.

          (b) Principal Funding Account Earnings. Amounts received pursuant to
     Section 506(c) for any tranche of Notes will be deposited into the applicable Interest Funding sub-Account on each Monthly Interest Date.

          (c) Class C Reserve Account. Withdrawals made from any Class C Reserve sub-Account pursuant to Section 519(a) will be deposited into the applicable Interest Funding sub-Account on the date specified in Section 519(a).

          (d) Receivables Sales Proceeds. Receivables Sales Proceeds received by the Issuer pursuant to Section 523(i)(ii) for any tranche of RSP Notes will be deposited into the applicable Interest Funding sub-Account on the date of receipt by the Issuer.

      SECTION 505. Allocation of Deposits to Interest Funding sub-Accounts. The aggregate amount of the deposits to be made to the Interest Funding Account pursuant to Section 503 for each Due Period will be allocated, and a portion deposited into the Interest Funding sub-Account for each tranche of Notes (other than any tranche of RSP Notes), as follows:

          (a) Available Amounts Equal to Targeted Amounts. If the amount of funds available for a Due Period pursuant to Section 501(b) is at least equal to the aggregate amount of the deposits and payments targeted by
     Section 503, then the full amount of each such deposit and payment will be made.

          (b) Available Amounts are Less than Targeted Amounts. (i) If the amount of funds available for a Due Period pursuant to Section 501(b) is less than the aggregate amount of the deposits and payments targeted by
     Section 503, then the amount available will be allocated to each series of Notes pro rata based on the ratio of the Nominal Liquidation Amount of all Notes of that series to the aggregate Nominal Liquidation Amount of all series.

          (ii) For all series identified as belonging to "Group 1", the amounts allocated to the tranches of Notes of those series (other than any tranche of RSP Notes) pursuant to clause

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

     (b) (i) will be reaggregated into a single pool, and reallocated to the Interest Funding sub-Account for each series, class or tranche of Notes in Group 1 pro rata based on the amount of the deposit targeted to be made to the applicable Interest Funding sub-Accounts pursuant to Section 503.

          (iii) For all series identified as belonging to another group, the reallocation of amounts allocated pursuant to clause (b)(i) will be based on a rule for that group set forth in the applicable terms document.

          (c) Other Funds not Reallocated. Funds deposited into any Interest Funding sub-Account pursuant to Sections 502(a), 504, 506 and 523(i)(ii) and funds on deposit from prior Due Periods will not be reallocated to any other Interest Funding sub-Account.

      SECTION 506. Deposit of Principal Funding sub-Account Earnings in Interest Funding sub-Accounts; Principal Funding sub-Account Earnings Shortfall.
(a)  As of the end of each Due Period, the Issuer will calculate

          (i) the Principal Funding sub-Account Earnings Target for each tranche of Notes (other than any tranche of RSP Notes),

          (ii) the Principal Funding sub-Account Earnings for each tranche of Notes (other than any tranche of RSP Notes), and

          (iii) the Principal Funding sub-Account Earnings Shortfall (if any) for the Principal Funding sub-Account for each tranche of Notes (other than any tranche of RSP Notes)

for the period from the Interest Deposit Date in that Due Period (or with respect to the first Interest Deposit Date with respect to that tranche, the date of issuance of that tranche) to the first Interest Deposit Date after the end of that Due Period (for purposes of this Section, a "monthly period").

     (b) If there is any Principal Funding sub-Account Earnings Shortfall for any Principal Funding sub-Account for that monthly period, or any unpaid Principal Funding sub-Account Earnings Shortfall for any Principal Funding sub-Account from any earlier monthly period, in each case for any tranche of Notes other than a tranche of RSP Notes, the Issuer will notify the Master Trust pursuant to Section 5.03 of the Series 2000 Supplement of that amount.

     (c) On each Interest Deposit Date, the Trustee will deposit or cause to be deposited into each applicable Interest Funding sub-Account the following amounts:

          (i) the Principal Funding sub-Account Earnings for the related Principal Funding sub-Account for that monthly period, and

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

          (ii) with respect to any tranche of Notes other than a tranche of RSP Notes, the amount received by the Issuer pursuant to Section 5.03 of the Series 2000 Supplement with respect to that Principal Funding sub-Account, if any.

     (d) If the amount of Principal Funding sub-Account Earnings for any tranche of Notes (other than any tranche of RSP Notes) for any Due Period is greater than the Principal Funding sub-Account Earnings Target for that Due Period, the amount of the excess will be treated as Finance Charge Collections pursuant to
Section 501(2) or as otherwise provided in the applicable terms document.

      SECTION 507. Withdrawals from Interest Funding Account. Withdrawals made pursuant to this Section with respect to any tranche of Notes will be made from the Interest Funding sub-Account established for that tranche only after all allocations and reallocations have been made pursuant to Sections 503, 504, 505 and 506, but in no event more than the amount on deposit in the applicable Interest Funding sub-Account. A single tranche of Notes may be entitled to more than one of the following withdrawals in any month.

          (a) Withdrawals for Dollar Notes with no Derivative Agreement for Interest. On each applicable Interest Payment Date (or as much earlier as specified in the applicable terms document) with respect to each tranche of Dollar Notes with no Derivative Agreement for interest, an amount equal to the interest due on the applicable tranche of Notes on the applicable Interest Payment Date (including any overdue interest with respect to prior Interest Payment Dates) will be withdrawn from that Interest Funding sub-Account and remitted to the applicable Paying Agent or as otherwise provided in the applicable terms document.

          (b) Withdrawals for Discount Notes. On each applicable Monthly Principal Date, with respect to each tranche of Discount Notes, an amount equal to the amount of the accretion of principal of that tranche of Notes from the prior Monthly Principal Date (or in the case of the first Monthly Principal Date the date of issuance of that tranche) to the applicable Monthly Principal Date (plus any accretions of principal from prior Due Periods for which no withdrawal was made) will be withdrawn from that Interest Funding sub-Account and invested in the Collateral Certificate pursuant to Section 520(a).

          (c) Withdrawals for Notes with Performing Derivative Agreements for Interest. On each date on which a payment is required under the applicable Derivative Agreement (or as much earlier as specified in the applicable terms document) with respect to any tranche of Notes which has a Performing Derivative Agreement for interest, an amount equal to the amount of the payment to be made under the applicable Derivative Agreement (including any overdue payment) will be withdrawn from that Interest Funding sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided in the applicable terms document.

          (d) Withdrawals for Notes with non-Performing Derivative Agreements for Interest in Dollars. On each Interest Payment Date (or as much earlier as specified in the

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     applicable terms document) with respect to a tranche of Dollar Notes that has a non-Performing Derivative Agreement for interest, an amount equal to the amount of interest payable on that Interest Payment Date (including any overdue interest with respect to prior Interest Payment Dates) will be withdrawn from that Interest Funding sub-Account and remitted to the applicable Paying Agent or as otherwise provided in the applicable terms document.

          (e) Withdrawals for Notes with non-Performing Derivative Agreements for Foreign Currency Interest. On each Interest Payment Date with respect to a tranche of foreign currency Notes that has a non-Performing Derivative Agreement for interest (or as much earlier as specified in the applicable terms document), an amount equal to the lesser of (i) the amount of Dollars necessary to be converted at the applicable Spot Exchange Rate to pay the foreign currency interest due (including any overdue interest with respect to prior Interest Payment Dates) on that tranche of Notes on the applicable Interest Payment Date and (ii) the amount that would have been payable to the applicable Derivative Counterparty with respect to that Interest Payment Date if the applicable Derivative Agreement had been Performing (including any overdue payments) will be withdrawn from that sub-Account and converted to the applicable foreign currency at the Spot Exchange Rate and remitted to the applicable Paying Agent. Any excess Dollar amount will be retained on deposit in the applicable Interest Funding sub-Account (subject to clause (f)) to be applied to make interest payments on later Interest Payment Dates.

          (f) Treatment as Finance Charge Collections. After payment in full of any tranche of Notes, any amount remaining on deposit in the applicable Interest Funding sub-Account will be treated as Finance Charge Collections pursuant to Section 501(2).

          (g) Receivables Sales Proceeds. Receivables Sales Proceeds on deposit in the Interest Funding sub-Account for any tranche of RSP Notes may be withdrawn on any Interest Payment Date (after giving effect to any payment of interest on that tranche on that date) to reimburse the Receivables Sales Proceeds Deposit Deficit of that tranche pursuant to Section 527(g).

     If the aggregate amount available for withdrawal from an Interest Funding sub-Account for any tranche of Notes is less than all withdrawals required to be made from that Interest Funding sub-Account for that tranche in a month, then the amounts on deposit will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

      SECTION 508. Targeted Deposits of Principal Collections to the Principal Funding Account. Unless otherwise specified in the applicable terms document, the amount of the deposit targeted for any tranche of Notes (other than any tranche of RSP Notes) with respect to any Due Period to be deposited into the Principal Funding sub-Account for that tranche will be the sum of (i) the amount determined pursuant to clause (a), (b), (c) or (d) with respect to such tranche for such Due Period, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses, and (ii) any deposit targeted pursuant to clause

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(i) with respect to such tranche for any prior Due Period but for which the full targeted deposit was not made, but in no case more than the Nominal Liquidation Amount of such tranche (computed immediately before giving effect to such deposit).

          (a) Expected Principal Payment Date. With respect to the Due Period immediately preceding the Expected Principal Payment Date of a tranche of Notes, and each Due Period thereafter, the deposit targeted for that tranche of Notes is equal to the Nominal Liquidation Amount of that tranche of Notes as of such Expected Principal Payment Date or the following Monthly Principal Date, as the case may be. Unless an earlier date is determined pursuant to Section 522, these deposits will be made on the applicable Expected Principal Payment Date and each following Monthly Principal Date.

          (b) Budgeted Deposits. (i) Subject to Section 508(d), with respect to each Due Period, beginning with the twelfth full Due Period before the Expected Principal Payment Date of a tranche of Class A Notes but excluding the final Due Period before the Expected Principal Payment Date of that tranche of Class A Notes, the deposit targeted to be made into the Principal Funding sub-Account for that tranche will be the Controlled Accumulation Amount for that tranche specified in the applicable terms document, or if no amount is specified equal to one-eleventh, in the case of a Single Issuance Series, or one-twelfth, in the case of a Multiple Issuance Series, of the projected Outstanding Dollar Principal Amount of that tranche of Notes as of its Expected Principal Payment Date after deducting any amounts already on deposit in the applicable Principal Funding sub-Account. Subject to clause (ii) and unless an earlier date is determined pursuant to Section 522, these deposits will be made on the Monthly Principal Date next following the end of that Due Period.

          (ii) Notwithstanding anything to the contrary in clause (i), and unless an earlier date is determined pursuant to Section 522, the Issuer may postpone the date of the targeted deposits under clause (i) under the following circumstances:

               (A) Immediately before the twelfth full Due Period before the Expected Principal Payment Date for every Class A Note, the Issuer will calculate the minimum monthly principal expected to be paid to all Investor Certificates (including the Collateral Certificate) issued by the Master Trust.

               (B) This calculation will be made by multiplying the lowest of the monthly principal payment rates for Principal Receivables during the twelve months preceding the date of calculation by the sum of (1) the aggregate Series Adjusted Invested Amount (as defined in each applicable supplement to the Pooling and Servicing Agreement) of each series of Investor Certificates (other than the Collateral Certificate or any series that by its terms is an "excluded series" as specified in the applicable supplement to the Pooling and Servicing Agreement) and (2) the Series 2000 Adjusted Invested Amount (as defined in the Series 2000 Supplement) of the Collateral Certificate less the Nominal Liquidation Amount of

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

          any Notes to the extent that such Notes constitute an Excluded Series pursuant to Section 1112.

               (C) Using the minimum monthly principal amount expected to be paid on Principal Receivables, the Issuer will next compare that amount to the Invested Amounts of all Investor Certificates (including the Collateral Certificate, but excluding any Certificates representing Excluded Master Trust Series or series that are partially Excluded Master Trust Series, to the extent of that exclusion) with their expected maturity dates and the Outstanding Dollar Principal Amounts of all tranches of Notes with Expected Principal Payment Dates in the eleven or twelve, as applicable, Due Periods preceding the Expected Principal Payment Date of the tranche of Class A Notes for which the calculation is being performed. If the comparison reveals that the date of the targeted deposits can be postponed for that tranche of Class A Notes (with a corresponding increase in the amount of each deposit targeted) and the Issuer expects to receive Principal Collections adequate to repay that tranche of Class A Notes in full on its Expected Principal Payment Date, then the Issuer may designate a later Due Period (and correspondingly increased Controlled Accumulation Amount) with respect to which deposits to the Principal Funding sub-Account for that tranche of Class A Notes will begin. The comparison made will assume that the dates required for collection of Principal Collections are postponed to the maximum extent permitted by all Investor Certificates and tranches of Notes.

          (c) Prefunding of the Principal Funding Account of Senior Classes. If the Issuer determines as of the end of any Due Period with respect to any Class A Notes or Class B Notes of a series that, after giving effect to all allocations and payments with respect to that Due Period, the Prefunding Target Amount of that class is greater than zero, the targeted deposit to the Principal Funding sub-Accounts for the affected classes of that series will be the Prefunding Target Amount for that series. Unless an earlier date is determined pursuant to Section 522, these deposits will be made on the Monthly Principal Date applicable to the Class A Notes or the Class B Notes, as the case may be, next following the end of that Due Period.

          (d) Event of Default, Early Redemption Event, Other Optional or Mandatory Redemption. If any tranche of Notes has been accelerated during a Due Period after the occurrence of an Event of Default, or if an Early Redemption Event with respect to any tranche of Notes occurs during such Due Period, or with respect to the Due Period immediately preceding any other date fixed for any other mandatory or optional redemption of any tranche of Notes, the deposit targeted for that tranche of Notes with respect to that Due Period and each following Due Period is equal to Nominal Liquidation Amount of that tranche of Notes as of the Monthly Principal Date occurring immediately after that Due Period. Unless an earlier date is determined pursuant to Section 522, these deposits will be made on the Monthly Principal Date next following the end of that Due Period.

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      SECTION 509. Payments Received from Derivative Counterparties for
Principal; Other Deposits to Principal Funding Accounts. The following additional amounts will be deposited into the Principal Funding Account on the following dates:

          (a) Payments Received from Derivative Counterparties. Payments received under Derivative Agreements for principal in Dollars for any tranche of Notes will be deposited into the applicable Principal Funding sub-Account on the date of receipt. Payments received under Derivative Agreements for principal in foreign currencies for any tranche of Notes will be made directly to the applicable Paying Agent for payment to the Holders of the applicable tranche of Notes, or as otherwise specified in the applicable Derivative Agreement.

          (b) Class C Reserve Account. Withdrawals made from any Class C Reserve sub-Account pursuant to Section 519(b) will be deposited into the applicable Principal Funding sub-Account on the date specified in Section 519(b).

          (c) Receivables Sale Proceeds. Receivables Sales Proceeds received pursuant to Section 523(i)(i) for any tranche of RSP Notes will be deposited into the applicable Principal Funding sub-Account on the date of receipt by the Issuer.

          (d) Reimbursements of Receivable Sales Proceeds Deposit Deficits. Any amounts relating to reimbursements of Receivables Sales Proceeds Deposit Deficits with respect to any tranche of RSP Notes pursuant to Section 527 hereof and pursuant to Section 4.03(b), (c) or (d) of the Series 2000 Supplement will be deposited into the applicable Principal Funding sub-Account on each Monthly Principal Date, or in months with a Principal Payment Date, on the preceding Business Day.

      SECTION 510. Reallocations of Funds on Deposit in the Principal Funding sub-Accounts. The aggregate amount of the deposits to be made to the Principal Funding Account for each tranche of Notes (other than any tranche of RSP Notes) pursuant to Section 508 for each Due Period will be allocated, and a portion deposited in the Principal Funding sub-Account for each tranche of Notes, as follows:

          (a) Principal Collections Equal to Targeted Amount. If the aggregate deposit of Principal Collections to the Principal Funding Account is equal to the sum of the deposits of Principal Collections targeted by each tranche of Notes, then that targeted amount is deposited in the Principal Funding sub-Account established for each tranche.

          (b) Principal Collections Are Less Than Targeted Amounts. (i) Subject to clause (d), if the amount of Principal Collections on deposit in any Principal Funding sub-Account for a tranche of Class A Notes of a series is less than the sum of the deposits of Principal Collections targeted with respect to that tranche (other than amounts targeted for deposit with respect to an optional redemption of that tranche, to the extent specified in the applicable terms document) pursuant to Section 508, then amounts on deposit in Principal Funding sub-Accounts of Class B Notes and Class C Notes of that series will be

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

     reallocated to the Class A Principal Funding sub-Account for that tranche of Class A Notes, to be reallocated first from the Class C Principal Funding sub-Accounts in that series and second from Class B Principal Funding sub-Accounts in that series. If more than one tranche of Class A Notes requires a reallocation of amounts on deposit in the Principal Funding sub-Accounts of the Class B Notes and the Class C Notes of that series, then the reallocated amounts will be deposited in the Principal Funding sub-Account for each such tranche of Class A Notes of that series pro rata based on the ratio of (A) the Nominal Liquidation Amount of such tranche of Class A Notes, to (B) the aggregate Nominal Liquidation Amounts of all tranches of Class A Notes of that series that require such reallocations, in each case calculated immediately before giving effect to such reallocations (but not more than the amount of the deposit targeted for such tranche, with any excess to be reallocated among the other tranches of Class A Notes of that series that require reallocations pro rata based on the Nominal Liquidation Amount of those tranches).

          (ii) After giving effect to clause (b)(i), and subject to clause (d), if the amount on deposit in any applicable Principal Funding sub-Account for a tranche of Class B Notes of a series is less than the sum of the deposits targeted pursuant to Section 508 with respect to that tranche (other than amounts targeted for deposit with respect to an optional redemption of that tranche, to the extent specified in the applicable terms document), then amounts on deposit in Principal Funding sub-Accounts of Class C Notes of that series will be reallocated to the Principal Funding sub-Account for that tranche of Class B Notes. If more than one tranche of Class B Notes requires a reallocation of amounts on deposit in the Principal Funding sub-Account for the Class C Notes of that series, then the reallocated amounts will be deposited in the Principal Funding sub-Account for each such tranche of Class B Notes of that series pro rata based on the ratio of (A) the Nominal Liquidation of such tranche of Class B Notes, to (B) the aggregate Nominal Liquidation Amounts of all tranches of Class B Notes of that series that require such reallocations, in each case as calculated immediately before giving effect to such reallocation (but not more than the amount of the deposit targeted for such tranche, with any excess to be reallocated among the other tranches of Class B Notes of that series that require reallocations pro rata based on the Nominal Liquidation Amount of those tranches).

          (c) Limitations on Reallocations of Principal Collections. (i) If the Nominal Liquidation Amount of any tranche of Notes of a subordinated class of a series has been reduced pursuant to clauses (b)(v) and (b)(vi) of the definition of Nominal Liquidation Amount and then reimbursed in whole or in part pursuant to clause (b)(iv) of the definition of Nominal Liquidation Amount, the maximum amount that may be reallocated from the Principal Funding sub-Account for that tranche to the Principal Funding sub-Accounts of any senior class of that series that was Outstanding before the date of such reduction in the Nominal Liquidation Amount is equal to the Outstanding Dollar Principal Amount of such tranche of Notes of the subordinated class, less the cumulative amount of such reductions since the dates that senior class was issued.

          (ii) If amounts on deposit in the Principal Funding sub-Account for more than one tranche of Notes of a subordinated class of a series is required to be reallocated pursuant to clauses (b)(i) or (b)(ii), amounts will be withdrawn from the Principal Funding sub-Account for each such tranche of subordinated Notes pro rata based on the ratio of the Nominal Liquidation Amount of that tranche of Notes to the aggregate Nominal Liquidation Amount of all Notes of that class of that series; provided, however, that if any Nominal Liquidation Amount Deficit of that tranche has been reimbursed in whole or in part pursuant to clause (b)(iv) of the definition of Nominal Liquidation Amount, for purposes of calculating that ratio for allocating withdrawals of funds deposited into the Principal Funding sub-Account for senior classes of Notes of that series that were Outstanding before the date of such reduction in the Nominal Liquidation Amount, the Nominal Liquidation Amount as used in that ratio will be calculated without giving effect to such reimbursements.

          (d) Receivables Sales Proceeds. Receivables Sales Proceeds on deposit in the Principal Funding sub-Account for any tranche of Notes (i) will not be reallocated to the Principal Funding sub-Account for any senior class of Notes, and (ii) will be reallocated to be treated as Finance Charge Collections pursuant to, and only to the extent permitted by, Section 513.

          (e) Reallocation of Other Funds. Funds deposited into any Principal Funding sub-Account pursuant to Sections 509(a) and (b) will not be reallocated to any other Principal Funding sub-Account pursuant to this Section.

           SECTION 511. Withdrawals from Principal Funding Account. Withdrawals made pursuant to this Section with respect to any tranche of Notes will be made from the Principal Funding sub-Accounts established for that tranche only after all allocations and reallocations have been made pursuant to Sections 508, 509 and 510, and reallocated on the same basis until those funds are fully applied. In no event will the amount of the withdrawal be more than the amount on deposit in the applicable Principal Funding sub-Account. A single tranche may be entitled to more than one of the following withdrawals with respect to any Due Period.

          (a) Withdrawals for Dollar Notes with no Derivative Agreement for Principal. On each applicable Principal Payment Date (or as much earlier as specified in the applicable terms document) with respect to each tranche of Dollar Notes which has no Derivative Agreement for principal, an amount equal to the principal due on the applicable tranche of Notes on the applicable Principal Payment Date will be withdrawn from that Principal Funding sub-Account and remitted to the applicable Paying Agent or as otherwise provided by the applicable terms document.

          (b) Withdrawals for Notes with Performing Derivative Agreements for Principal. On each date on which a payment is to be made under the applicable Derivative Agreement (or as much earlier as specified in the applicable terms document) with respect to any tranche of Notes which has a Performing Derivative Agreement for principal, an amount equal to the amount of the payment to be made under the applicable Derivative Agreement will be withdrawn from that Principal Funding sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided by the applicable terms document. The Issuer will direct the applicable Derivative Counterparty to remit its payments under the applicable Derivative Agreement to the applicable Paying Agent or as otherwise provided by the applicable terms document.

          (c) Withdrawals for Foreign Currency Notes with non-Performing Derivative Agreements for Principal. On each Principal Payment Date with respect to a tranche of foreign currency Notes that has a non-Performing Derivative Agreement for principal (or as much earlier as specified in the applicable terms document), an amount equal to the amount of Dollars necessary to be converted at the applicable Spot Exchange Rate to pay the foreign currency principal due on that tranche of Notes on the applicable Principal Payment Date will be withdrawn from that sub-Account and converted to the applicable foreign currency at the Spot Exchange Rate and remitted to the applicable Paying Agent.

          (d) Withdrawal of Prefunding Excess Amount. If the Issuer on any date determines as of the end of any Due Period with respect to any class of Class A Notes or Class B Notes of a series that, without giving effect to all allocations and payments with respect to that Due Period, the Prefunding Excess Amount of that class is greater than zero, that amount will be withdrawn from the Principal Funding sub-Account of that class of Notes and treated as Principal Collections pursuant to Section 502. Such withdrawals will be allocated among the Principal Funding sub-Account of the tranches of Notes of that class so that, after giving effect thereto, no such Principal Funding sub-Account will have an amount on deposit less than the amount then targeted to be on deposit in such Principal Funding sub-Account.

          (e) Withdrawal of Receivables Sales Proceeds Deposit Amounts. Receivables Sales Proceeds Deposit Amounts reallocated pursuant to Section 502(a) (subject to Section 514) will be withdrawn from the applicable Principal Funding sub-Account on the applicable Monthly Interest Date. Receivables Sales Proceeds Deposit Amounts payable to the Master Trust pursuant to Section 526(e)(ii) will be withdrawn from the applicable Principal Funding sub-Account as soon as practicable after determination of the amount to be withdrawn and paid to the Master Trust as provided in
     Section 526.

          (f) Treatment as Finance Charge Collections. Upon payment in full of any tranche of Notes, any remaining amount on deposit in the applicable Principal Funding sub-Account will be treated as Finance Charge Collections pursuant to Section 501(2).

      SECTION 512. Limit on Reallocations of Principal Collections and Receivables Sales Proceeds Deposit Amounts Taken to Benefit Senior Classes of Single Issuance Series. With respect to Single Issuance Series for any Due Period, the aggregate amount of Principal Collections and Receivables Sales Proceeds Deposit Amounts reallocated pursuant to Section 502(a) to make deposits pursuant to Section 501(b) will be subject to the following limitations:

          (a) With respect to Class A Notes of a Single Issuance Series, the aggregate amount of:

               (i) all reallocations of Principal Collections that were deposited into the Interest Funding sub-Account of Class A Notes or Class B Notes of that series pursuant to Section 502(a), to the extent such reallocation resulted in the reduction of the Nominal Liquidation Amount of Class C Notes of that series;

               (ii) all reallocations of Receivables Sales Proceeds Deposit Amounts that were deposited into the Interest Funding sub-Account of Class A Notes or Class B Notes of that series pursuant to Section 502(a), to the extent such reallocations resulted in the reduction of the Receivables Sales Proceeds Deposit Amount of Class C Notes of that series;

               (iii) all reductions to the Nominal Liquidation Amount of the Class C Notes of that series from allocations of Investor Charge-Offs pursuant to Section 526; and

               (iv) all reductions to the Receivables Sales Proceeds Deposit Amount of the Class C Notes of that series from allocations of Investor Charge-Offs pursuant to Section 526;

     may not exceed the Outstanding Dollar Principal Amount of Class C Notes for that series.

          (b) With respect to Class A Notes of a Single Issuance Series, the aggregate amount of:

               (i) all reallocations of Principal Collections that were deposited into the Interest Funding sub-Account of Class A Notes of that series pursuant to Section 502(a), to the extent such reallocation resulted in the reduction of the Nominal Liquidation Amount of Class B Notes of that series;

               (ii) all reallocations of Receivables Sales Proceeds Deposit Amounts that were deposited into the Interest Funding sub-Account of Class A Notes of that series pursuant to Section 502(a), to the extent such reallocations resulted in the reduction of the Receivables Sales Proceeds Deposit Amount of Class B Notes of that series;

               (iii) all reductions to the Nominal Liquidation Amount of the Class B Notes of that series from allocations of Investor Charge-Offs pursuant to Section 526; and

               (iv) all reductions to the Receivables Sales Proceeds Deposit Amount of the Class B Notes of that series from allocations of Investor Charge-Offs pursuant to Section 526;

     may not exceed the Outstanding Dollar Principal Amount of Class B Notes for that series.

          (c) With respect to Class B Notes of a Single Issuance Series, the aggregate amount of:

               (i) all reallocations of Principal Collections that were deposited into the Interest Funding sub-Account of Class A Notes or Class B Notes of that series pursuant to Section 502(a), to the extent such reallocation resulted in the reduction of the Nominal Liquidation Amount of Class C Notes of that series;

               (ii) all reallocations of Receivables Sales Proceeds Deposit Amounts that were deposited into the Interest Funding sub-Account of Class A Notes or Class B Notes of that series pursuant to Section 502(a), to the extent such reallocations resulted in the reduction of the Receivables Sales Proceeds Deposit Amount of Class C Notes of that series;

               (iii) all reductions to the Nominal Liquidation Amount of the Class C Notes of that series from allocations of Investor Charge-Offs pursuant to Section 526; and

               (iv) all reductions to the Receivables Sales Proceeds Deposit Amounts of the Class C Notes of that series from allocations of Investor Charge-Offs pursuant to Section 526;

     may not exceed the Outstanding Dollar Principal Amount of Class C Notes for that series.

      SECTION 513. Limit on Reallocations of Principal Collections and Receivables Sales Proceeds Deposit Amounts Taken to Benefit Senior Classes of Multiple Issuance Series. With respect to Multiple Issuance Series for any Due Period, the aggregate amount of the Principal Collections and Receivables Sales Proceeds Deposit Amounts reallocated pursuant to Section 502(a) to make deposits pursuant to Section 501(b) will be subject to the following limitations:

          (a) Limit on Reallocations to a tranche of Class A Notes from Class C Notes. Principal Collections, the reallocation of which results in the reduction of the Nominal Liquidation Amount of the Class C Notes of a series pursuant to Section 514, and the Receivables Sales Proceeds Deposit Amount of any tranche of Class C Notes of that series, may be reallocated pursuant to Section 502(a) to make deposits into the Interest Funding sub-Account for a tranche of Class A Notes of that series only to the extent, after giving effect to those deposits, that the sum of the following amounts (such sum being the "Class A Usage of Class C Required Subordinated Amount") is not greater than the Class A Required Subordinated Amount of Class C Notes for that tranche of Class A Notes:

               (i) the cumulative sum of all Investor Charge-Offs initially allocated to that tranche of Class A Notes pursuant to Section 526(a), and then reallocated to Class C Notes of that series pursuant to
          Section 526(b);

               (ii) the cumulative sum of all amounts determined pursuant to the following formula, computed on each date while that tranche of Class A Notes is Outstanding and there is an allocation of Investor Charge-Offs to any tranche of Class B Notes of that series pursuant to
          Section 526(a):

 Class A Required Subordinated
Amount of Class B Notes for that                 amount of Investor Charge-Offs initially allocated to
   tranche of Class A Notes                     Class B Notes of that series pursuant to Section 526(a),
----------------------------------       x         and then reallocated to Class C Notes of that series
  aggregate Outstanding Dollar                            pursuant to Section 526(b) on that date
Principal Amount of all Class B
    Notes of that series

          (but not more than the amount of such reallocated Investor Charge-
          Offs);

               (iii) the cumulative sum of all amounts determined pursuant to the following formula, computed on each date while that tranche of Class A Notes is Outstanding and there is an allocation of Investor Charge-Offs to any tranche of Class C Notes of that series pursuant to
          Section 526(a):

  Class A Required Subordinated
 Amount of Class C Notes for that
    tranche of Class A Notes                      amount of Investor Charge-Offs initially allocated to
----------------------------------      x        Class C Notes of that series pursuant to Section 526(a)
   aggregate Outstanding Dollar                                        on that date
 Principal Amount of all Class C
 Notes of that series

          (but not more than the amount of such Investor Charge-Offs);

               (iv) the cumulative sum of all Principal Collections and all Receivables Sales Proceeds Deposit Amounts reallocated to the Interest Funding sub-Account for that tranche of Class A Notes pursuant to
          Section 502(a) and deposited with respect to prior Due Periods and that Due Period that resulted in a reduction of the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of a tranche of Class C Notes of that series; and

               (v) the cumulative sum of all amounts determined pursuant to the following formula, computed on each date while that tranche of Class A Notes is Outstanding, and (A) Principal Collections are reallocated to the Interest Funding sub-Account for any tranche of Class B Notes of that series pursuant to Section 502(a), and that reallocation reduces the Nominal Liquidation Amount of any tranche of Class C Notes of that series, or (B) any Receivables Sales Proceeds Deposit Amount that is reallocated from the Principal Funding sub-Account for any tranche of Class C Notes of that series to the Interest Funding sub-Account for any tranche of Class B Notes of that series pursuant to Section 502(a):

Class A Required Subordinated Amount                 (a)  amount of Principal Collections reallocated to the
of Class B Notes for that tranche of                     Interest Funding sub-Account for any tranche of Class
           Class A Notes                                 B Notes of that series pursuant to Section 502(a) that
----------------------------------------        x           reduces the Nominal Liquidation Amount of any
aggregate Outstanding Dollar Principal                 tranche of Class C Notes of that series, and (b) amount
 Amount of all Class B Notes of that                        of Receivables Sales Proceeds Deposit Amount
               series                                    reallocated from the Principal Funding sub-Account
                                                       for any tranche of Class C Notes of that series to the
                                                        Interest Funding sub-Account for any tranche of Class
                                                          B Notes of that series pursuant to Section 502(a)

          (but not more than the amount of such reallocated Investor Charge-
          Offs).

          (b) Limit on Reallocations to a tranche of Class A Notes from Class B Notes. Principal Collections, the reallocation of which results in the reduction of the Nominal Liquidation Amount of the Class B Notes of a series pursuant to Section 514, and the Receivables Sales Proceeds Deposit Amount of any tranche of Class B Notes of that series, may be reallocated pursuant to Section 502(a) to make deposits into the Interest Funding sub-Account for a tranche of Class A Notes of that series only to the extent, after giving effect to those deposits, that the sum of the following amounts (such sum being the "Class A Usage of Class B Required Subordinated Amount") is not greater than the Class A Required Subordinated Amount of Class B Notes for that tranche of Class A Notes:

               (i) the cumulative sum of all Investor Charge-Offs initially allocated to that tranche of Class A Notes pursuant to Section 526(a), and then reallocated to Class B Notes of that series pursuant to
          Section 526(b);

               (ii) the cumulative sum of all amounts determined pursuant to the following formula, computed on each date while that tranche of Class A Notes is Outstanding and there is an allocation of Investor Charge-Offs to any tranche of Class B Notes of that series pursuant to
          Section 526(a):

Class A Required Subordinated
Amount of Class B Notes for                     amount of Investor Charge-Offs initially allocated
that tranche of Class A Notes                   to Class B Notes of that series pursuant to Section
---------------------------------      x        526(a), and not then reallocated to Class C Notes
 aggregate Outstanding Dollar                       of that series pursuant to Section 526(b)
Principal Amount of all Class B
    Notes of that series

          (but not more than the amount of such unreallocated Investor Charge-
          Offs); and

               (iii) the cumulative sum of all Principal Collections and all Receivables Sales Proceeds Deposit Amounts reallocated to the Interest Funding sub-Account for that tranche of Class A Notes pursuant to
          Section 502(a) and deposited with respect to prior Due Periods and that Due Period that resulted in a reduction of the

          Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of a tranche of Class B Notes of that series.

          (c) Limit on Reallocations to a tranche of Class B Notes from Class C Notes. Principal Collections, the reallocation of which results in the reduction of the Nominal Liquidation Amount of the Class C Notes of a series pursuant to Section 514, and the Receivables Sales Proceeds Deposit Amount of any tranche of Class C Notes of that series, may be reallocated pursuant to Section 502(a) to make deposits into the Interest Funding sub-Account for a tranche of Class B Notes of that series only to the extent, after giving effect to those deposits, that the sum of the following amounts (such sum being the "Class B Usage of Class C Required Subordinated Amount") is not greater than the Class B Required Subordinated Amount of Class C Notes for that tranche of Class B Notes:

               (i) the cumulative sum of all amounts determined pursuant to the following formula, computed on each date while that tranche of Class B Notes is Outstanding and there is an allocation of Investor Charge-Offs to any tranche of Class A Notes of that series pursuant to
          Section 526(a):

        the Class B Required
       Subordinated Amount of
        Class C Notes for that                       amount of Investor Charge Offs initially allocated to
       tranche of Class B Notes                     Class A Notes of that series pursuant to Section 526(a),
---------------------------------------      x        and then reallocated to Class C Notes of that series
aggregate Outstanding Dollar Principal                      pursuant to Section 526(b) on that date
 Amount of all Class C Notes of that
               series

          (but not more than the amount of such reallocated Investor Charge-
          Offs);

               (ii) the cumulative sum of all amounts determined pursuant to the following formula, computed on each date while that tranche of Class B Notes is Outstanding and there is an allocation of Investor Charge-Offs to any tranche of Class C Notes of that series pursuant to
          Section 526(a):

   Class B Required Subordinated                    amount of Investor Charge-Offs initially allocated to
  Amount of Class C Notes for that                  Class C Notes of that series pursuant to Section 526(a)
     tranche of Class B Notes                                            on that date
---------------------------------------         x
   aggregate Outstanding Dollar
 Principal Amount of all Class C
      Notes of that series

          (but not more than the amount of such Investor Charge-Offs);

               (iii) the cumulative sum of all Investor Charge-Offs initially allocated to that tranche of Class B Notes pursuant to Section 526(a), and then reallocated to Class C Notes of that series pursuant to
          Section 526(b);

               (iv) the cumulative sum of all Principal Collections and all Receivables Sales Proceeds Deposit Amounts reallocated to the Interest Funding sub-Account for that tranche of Class B Notes pursuant to
          Section 502(a) and deposited with respect to prior Due Periods and that Due Period that resulted in a reduction of the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of a tranche of Class C Notes of that series; and

               (v) the cumulative sum of all amounts determined pursuant to the following formula, computed on each date while that tranche of Class B Notes is Outstanding, and (A) Principal Collections are reallocated to the Interest Funding sub-Account for any tranche of Class A Notes of that series pursuant to Section 502(a), and that reallocation reduces the Nominal Liquidation Amount of any tranche of Class C Notes of that series, or (B) any Receivables Sales Proceeds Deposit Amount that is reallocated from the Principal Funding sub-Account for any tranche of Class C Notes of that series to the Interest Funding sub-Account for any tranche of Class A Notes of that series pursuant to Section 502(a):

       the Outstanding                          (a) amount of Principal Collections reallocated to the
    Dollar Principal Amount                      Interest Funding sub-Account for any tranche of Class
of that tranche of Class B Notes                 A Notes of that series pursuant to Section 502(a) that
----------------------------------      x             reduces the Nominal Liquidation Amount of any
aggregate Outstanding Dollar Principal           tranche of Class C Notes of that series, and (b) amount
 Amount of all Class B Notes of that                  of Receivables Sales Proceeds Deposit Amount
               series                              reallocated from the Principal Funding sub-Account
                                                 for any tranche of Class C Notes of that series to the
                                                  Interest Funding sub-Account for any tranche of Class
                                                                 A Notes of that series

      SECTION 514. Computation of Amount of Reallocations of Principal Collections and Receivables Sales Proceeds Deposit Amounts Taken from Subordinated Classes; Allocations of Reductions to the Nominal Liquidation Amount of Subordinated Classes from Reallocations of Principal Collections and Receivables Sales Proceeds Deposit Amounts. The aggregate amount of Principal Collections and Receivables Sales Proceeds Deposit Amounts that may be reallocated pursuant to Section 502(a) with respect to any Due Period with respect to any series of Notes will be equal to the lesser of (1) the largest amount that will not result in a violation of Section 512 or 513, as the case may be, and (2) the largest amount that may be reallocated to result in the reduction of the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of the subordinated classes of Notes of that series that will not result in a violation of this Section.

          (a) Each reallocation of Principal Collections and Receivables Sales Proceeds Deposit Amounts deposited to the Interest Funding sub-Account of a senior class of a series pursuant to Section 502(a) will reduce the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of each tranche of Class C Notes of that series pro rata based on the ratio of (1) the Nominal Liquidation Amount and Receivables Sales Proceeds Deposit Amount of such tranche of Class C Notes of that series to (2) the aggregate Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of all tranches of Class C Notes of that series; provided, however, that

               (i) amounts reallocated to the Interest Funding sub-Account for Class A Notes and Class B Notes of a series will be treated pro rata under this clause (a) based on the amounts reallocated;

               (ii) in the case of any tranche of Class A Notes or Class B Notes that was Outstanding before the date of any reimbursement of a reduction of the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of any tranche of Class C Notes of that series pursuant to Section 527, for purposes of applying amounts of reallocations of Principal Collections or Receivables Sales Proceeds Deposit Amounts deposited into the Interest Funding sub-Account of that tranche of Class A Notes or Class B Notes, the ratio set forth in clauses (a)(1) and (a)(2) of this clause will be determined without regard to that reimbursement;

               (iii) any allocation of any such reduction that would otherwise have reduced the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of a tranche of Class C Notes below zero will be reallocated to the remaining tranches of Class C Notes as set forth in this clause (a), but in no event will the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of any tranche of Class C Notes be reduced below zero; and

               (iv) any portion of any reallocation of Principal Collections or Receivables Sales Proceeds Deposit Amounts deposited pursuant to
          Section 502(a) that cannot be allocated to the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of Class C Notes pursuant to this clause (a) will be allocated to the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of Class B Notes of that series pursuant to clause (b) of this Section to the extent permitted by clause (b);

          (b) Each reallocation of Principal Collections and Receivables Sales Proceeds Deposit Amounts deposited to the Interest Funding sub-Accounts of the Class A Notes of a series pursuant to Section 502(a) which does not result in the reduction of the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of Class C Notes of that series will reduce the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of each tranche of Class B Notes of that series pro rata based on the ratio of (1) the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of such tranche of Class B Notes of that series to (2) the aggregate Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of all tranches of Class B Notes of that series; provided, however, that

               (i) in the case of any tranche of Class A Notes that was Outstanding before the date of any reimbursement of any reduction of the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of any tranche of Class B

          Notes of that series pursuant to Section 527, for purposes of applying amounts of reallocations of Principal Collections or Receivables Sales Proceeds Deposit Amounts deposited into the Interest Funding sub-Account of that tranche of Class A Notes, the ratio set forth in clauses (b)(1) and (b)(2) of this clause will be determined without regard to that reimbursement;

               (ii) any allocation of any such reduction that would otherwise have reduced the Nominal Liquidation Amount or Receivables Sale Proceeds Deposit Amount of a tranche of Class B Notes below zero will be reallocated to the remaining tranches of Class B Notes as set forth in this clause (b), but in no event will the Nominal Liquidation Amount or Receivables Sale Proceeds Deposit Amount of any tranche of Class B Notes be reduced below zero.

      SECTION 515. Limit on Repayments of Subordinated Classes of Single Issuance Series. (a) Subject to clause (b), with respect to Single Issuance Series,

          (i) no funds on deposit in a Principal Funding sub-Account will be applied to pay principal on any Class B Note or to make a payment under a Derivative Agreement with respect to principal of any Class B Note (and no Class B Note will be canceled pursuant to Section 603) unless, immediately before giving effect to that payment (or cancellation), no Class A Notes of that series are Outstanding, and

          (ii) no funds on deposit in a Principal Funding sub-Account will be applied to pay principal on any Class C Note or to make a payment under a Derivative Agreement with respect to principal of any Class C Note (and no Class C Note will be canceled pursuant to Section 603) unless, immediately before giving effect to that payment (or cancellation), no Class A Notes or Class B Notes of that series are Outstanding.

     (b) Notwithstanding anything in this Indenture to the contrary, funds on deposit in the Principal Funding sub-Account of any tranche of Notes of a subordinated class of a Single Issuance Series may be applied to pay principal on that tranche or to make a payment under a Derivative Agreement with respect to principal of that tranche:

          (i) on any Principal Payment Date, if and to the extent that such funds have been deposited into the applicable Principal Funding sub-Account pursuant to Section 509(a) or (b);

          (ii) on any Principal Payment Date, if the Prefunding Target Amount for each senior class of Notes of that series is zero;

          (iii) on any Principal Payment Date, if and to the extent that such payment is made from funds deposited into such Principal Funding sub-Account not consisting of Principal Collections or Receivables Sales Proceeds, including funds deposited pursuant to Section 509(a) or (b);

          (iv) on the Legal Maturity Date of such tranche, if after giving effect to any deposits, allocations, reallocations and sales of Receivables to be made on that date, any amount is on deposit in such Principal Funding sub-Account; or

          (v) to the extent such funds relate to reimbursements of reductions of the Nominal Liquidation Amount or Receivable Sales Proceeds Deposit Amount of the applicable tranche of subordinated Notes pursuant to Section 527.

      SECTION 516. Limit on Repayments of Subordinated Classes of Multiple Issuance Series. (a) With respect to Multiple Issuance Series:

          (i) Subject to clause (b), no funds on deposit in a Principal Funding sub-Account will be applied to pay principal on any Class B Note or to make a payment under a Derivative Agreement with respect to principal of any Class B Note, and no Class B Note will be canceled pursuant to Section 603, unless, following that payment or cancellation, the available subordinated amount of Class B Notes is at least equal to the Required Subordinated Amount of Class B Notes for the Outstanding Class A Notes. For this purpose, the available subordinated amount of Class B Notes is equal to the sum of the following, after giving effect to any issuances, deposits, allocations or payments to be made on that date:

               (A) the aggregate amount of all Nominal Liquidation Amounts of all Class B Notes of that series which are Outstanding after giving effect to the repayment or cancellation of those Class B Notes (and all other Class B Notes which are to be repaid or canceled with respect to that Due Period), plus
     ----

               (B) the aggregate amount on deposit in the Principal Funding sub-Account for all Outstanding tranches of Class B Notes of that series (other than any Receivables Sales Proceeds Deposit Amounts of tranches of Class B Notes of that series) after giving effect to the repayment or cancellation of those Class B Notes (and all other Class B Notes which are to be repaid or canceled with respect to that Due Period);

     plus
     ----

               (C) the aggregate amount of all Class A Usage of Class B Required Subordinated Amount by any Outstanding tranche of Class A Notes of that series.

          (ii) Subject to clause (b), no funds on deposit in a Principal Funding sub-Account will be applied to pay principal on any Class C Note or to make a payment under a Derivative Agreement with respect to principal of any Class C Note, and no Class C Note will be canceled pursuant to Section 603, unless, following that payment or cancellation, the available subordinated amount of Class C Notes is at least equal to the Required

     Subordinated Amount of Class C Notes for the Outstanding Class A Notes. For this purpose, the available subordinated amount of Class C Notes is equal to the sum of the following, after giving effect to any issuances, deposits, allocations or payments to be made on that date:

               (A) the aggregate amount of all Nominal Liquidation Amounts of all Class C Notes of that series which are Outstanding after giving effect to the repayment or cancellation of those Class C Notes (and all other Class C Notes which are to be repaid or canceled with respect to that Due Period), plus
     ----

               (B) the aggregate amount on deposit in the Principal Funding sub-Account for all Outstanding tranches of Class C Notes of that series (other than any Receivables Sales Proceeds Deposit Amount of tranches Class C Notes of that series) after giving effect to the repayment or cancellation of those Class C Notes (and all other Class C Notes which are to be repaid or canceled with respect to that Due Period);

     plus
     ----

               (C) the aggregate amount of all Class A Usage of Class C Required Subordinated Amount by any Outstanding tranche of Class A Notes of that series.

          (iii) Subject to clause (b), no funds on deposit in a Principal Funding sub-Account will be applied to pay principal on any Class C Note or to make a payment under a Derivative Agreement with respect to principal of any Class C Note, and no Class C Note will be canceled pursuant to Section 603, unless, following that payment or cancellation, the available subordinated amount of Class C Notes is at least equal to the Required Subordinated Amount of Class C Notes for the Outstanding Class B Notes. For this purpose, the available subordinated amount of Class C Notes is equal to the sum of the following, after giving effect to any issuances, deposits, allocations or payments to be made on that date:

               (A) the aggregate amount of all Nominal Liquidation Amounts of all Class C Notes of that series which are Outstanding after giving effect to the repayment or cancellation of those Class C Notes (and all other Class C Notes which are to be repaid or canceled with respect to that Due Period), plus
     ----

               (B) the aggregate on deposit in the Principal Funding sub-Account for all Outstanding tranches of Class C Notes of that series (other than any Receivables Sales Proceeds Deposit Amount of Class C Notes of that series) after giving effect to the repayment or cancellation of those Class C Notes (and all other Class C Notes which are to be repaid or canceled with respect to that Due Period);

     plus
     ----

               (C) the aggregate amount of all Class B Usage of Class C Required Subordinated Amount by any Outstanding tranche of Class B Notes of that series.

     (b) Notwithstanding anything in this Indenture to the contrary, amounts on deposit in the Principal Funding sub-Account of any tranche of Notes of a subordinated class of a Multiple Issuance Series may be applied to pay principal of that tranche or to make a payment under a Derivative Agreement with respect to principal of that tranche:

          (i) on any Monthly Principal Date, if and to the extent that such payment is not contrary to clause (a);

          (ii) on any Monthly Principal Date, if the Prefunding Target Amount for each senior class of Notes of that series is zero;

          (iii) on any Monthly Principal Date, if and to the extent that such payment is made from funds deposited into such Principal Funding sub-Account not consisting of Principal Collections or Receivables Sales Proceeds Deposit Amounts, including funds deposited pursuant to Section 509(a) or (b);

          (iv) on the Legal Maturity Date of such tranche, if after giving effect to any deposits, allocations, reallocations, sales of Receivables or other payments to be made on that date, any amount is on deposit in such Principal Funding sub-Account.

      SECTION 517. Limit on Repayments of all Tranches. No Principal Collections on deposit in a Principal Funding sub-Account for any tranche of Notes will be applied to pay principal of that tranche or to make a payment under a Derivative Agreement with respect to principal of that tranche in excess of the highest Outstanding Dollar Principal Amount of that tranche minus any
                                                                   -----
unreimbursed reductions in the Nominal Liquidation Amount of that tranche, plus,
                                                                           ----
in the case of tranches of Class C Notes, the cumulative amount deposited into the applicable Class C Reserve sub-Account. No Receivables Sales Proceeds Deposit Amount (or reimbursement of Receivables Sales Proceeds Deposit Deficits) on deposit in a Principal Funding sub-Account of any tranche of Notes will be applied to pay principal on that tranche or to make a payment with respect to principal of that tranche that would result in a payment in excess of the highest Outstanding Dollar Principal Amount of that tranche.

      SECTION 518. Targeted Deposits to the Class C Reserve Account. (a) The aggregate deposit targeted to be made to the Class C Reserve Account with respect to each Due Period is an amount equal to the sum of Class C Reserve Account deposits targeted to be made for each tranche of Class C Notes. The amount of any such deposit and the circumstances that require that a deposit to be made will be set forth in the terms document for that tranche of Class C Notes.

Unless another time is specified for making that deposit in the terms document for a tranche of Class C Notes, these deposits will be made on each applicable Monthly Interest Date.

     (b) If the amount of funds available for a Due Period pursuant to Section 501(d) is at least equal to the aggregate amount of the deposits targeted by clause (a), then the full amount of each such deposit will be made.

     (c) (i) If the amount of funds available for a Due Period pursuant to
Section 501(d) is less than the aggregate amount of deposits targeted by clause
(a), then the amount available will be allocated to each tranche of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount of that tranche to the Nominal Liquidation Amount of all tranches of Class C Notes that have a targeted deposit amount with respect to that Due Period. (ii) Any amount in excess of the amount targeted to be deposited to the Principal Funding sub-Account for any tranche of Notes will be reallocated to tranches of Class C Notes that did not receive their targeted deposit pursuant to clause (i) pro rata the same basis until all available funds are applied.

      SECTION 519. Withdrawals from the Class C Reserve Account. Withdrawals made pursuant to this Section with respect to any tranche of Class C Notes will be made from the Class C Reserve sub-Account established for that tranche of Class C Notes only after all allocations and reallocations have been made pursuant to Sections 501, 502, 503, 505, 508 and 510, but in no event more than the amount on deposit in the applicable Class C Reserve sub-Account. Such withdrawals will be made first, as set forth in clause (a), and second, as set forth in clause (b).

          (a) Interest; Payments with Respect to Derivative Agreements for Interest, Accretion on Discount Notes. If the amount on deposit in the Interest Funding sub-Account for any tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 507(a), (b), (c), (d) or (e), on each date specified in that Section, an amount equal to that deficiency will be withdrawn from that Class C Reserve sub-Account and deposited into that Interest Funding sub-Account.

          (b) Payments of Principal; Payments with Respect to Derivative Agreements for Principal. If the amount on deposit in the Principal Funding sub-Account for any tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 511, an amount equal to the lesser of (i) that deficiency, and (ii) the amount by which the Nominal Liquidation Amount of that tranche of Class C Notes is less than the Adjusted Outstanding Dollar Principal Amount of that tranche of Class C Notes will be withdrawn from that Class C Reserve sub-Account and deposited into that Principal Funding sub-Account on the Business Day before the date of the applicable withdrawal required pursuant to Section 511.

          (c) Amounts Treated as Finance Charge Collections. (i) If at any time a Class C Reserve sub-Account has an amount of funds on deposit in excess of the amount targeted to be deposited pursuant to the applicable terms document, that excess may be withdrawn and treated as Finance Charge Collections pursuant to Section 501(2). (ii) Upon payment in full of any tranche of Class C Notes, any amount on deposit in the applicable Class C

     Reserve sub-Account will be withdrawn and treated as Finance Charge Collections pursuant to Section 501(2).

      SECTION 520. Reinvestment in the Collateral Certificate. (a) The amount of principal accreted on any tranche of Discount Notes available pursuant to
Section 503(f) will be paid to the Master Trust to increase the Invested Amount of the Collateral Certificate pursuant to Section 4.03(e) of the Series 2000 Supplement.

     (b) Any Finance Charge Collections available pursuant to Section 501(c) which are allocated pursuant to Section 527(f)(i) to any tranche of Notes will be paid to the Master Trust to increase the Invested Amount of the Collateral Certificate pursuant to Section 4.03(d) of the Series 2000 Supplement.

     (c) Any amount of Principal Collections available pursuant to Section 502(c) will be paid to the Master Trust to increase the Invested Amount of the Collateral Certificate pursuant to Section 403(f) of the Series 2000 Supplement.

      SECTION 521. Final Payment. Each tranche of Notes will be considered to be paid in full, the Holders of such tranche of Notes will have no further right or claim, and the Issuer will have no further obligation or liability with respect to such tranche of Notes, on the earliest to occur of

          (a) the date of the payment in full of the stated principal amount of and all accrued interest on that tranche of Notes;

          (b) the date on which the Outstanding Dollar Principal Amount of such Notes is reduced to zero, and all accrued interested on such Notes is paid in full; or

          (c) on the Legal Maturity Date of such Notes, after giving effect to all deposits, allocations, reallocations, sales of Receivables and payments to be made on such date.

      SECTION 522. Timing of Deposits. So long as the Master Trust is permitted to make payments to the Issuer under Sections 4.02(a), (b) or (c) of the Series 2000 Supplement on the applicable Interest Deposit Date or Principal Deposit Date, the amounts received by the Issuer pursuant to Sections 4.02(a), (b) and
(c) of the Series 2000 Supplement will be allocated to and deposited into each applicable sub-Account for each tranche of Notes:

          (a) in months that do not have an Interest Payment Date or Principal Payment Date, as the case may be, for the applicable tranche, on the applicable Monthly Interest Date or the applicable Monthly Principal Date, as the case may be;

          (b) in months that have an Interest Payment Date or Principal Payment Date, as the case may be, for the applicable tranche, one Business Day before such Interest Payment Date or Principal Payment Date; or

          (c) in any case, as provided in the applicable terms document or as much earlier as necessary to make timely payments to the applicable Noteholders or Derivative Counterparties.

Otherwise, the funds received by the Issuer pursuant to Section 4.02 of the Series 2000 Supplement will be allocated to and deposited into each applicable sub-Account as soon after receipt of the applicable funds as practicable.

      SECTION 523. Sale of Receivables. (a)(i) If a tranche of Notes has been accelerated pursuant to Section 702 following an Event of Default, the Trustee may, and at the direction of the Majority Holders of that tranche of Notes will, cause the Master Trust to sell Principal Receivables and the related Finance Charge Receivables (or interests therein) as set forth in this Section.

     (ii)  Such a sale will be permitted only if:

          (A) in the case of a sale of an Undivided Interest, the Issuer will have delivered to the Trustee and the Rating Agencies a Master Trust Tax Opinion with respect to such sale; and

          (B) in any case, at least one of the following conditions is met:

               (1) the Holders of 90% of the aggregate Outstanding Dollar Principal Amount of the accelerated tranche of Notes consent; or

               (2) the net proceeds of such sale would be sufficient to pay all Outstanding amounts due on the accelerated tranche of Notes; or

               (3) the Trustee determines that the Finance Charge Collections and Principal Collections allocable to the accelerated tranche of Notes, payments to be received from any applicable Derivative Agreement and amounts on deposit in the applicable sub-Account will likely not be sufficient to make payments on the accelerated tranche of Notes when due and 66-2/3% of the Holders of the accelerated tranche of Notes consent to the sale.

     (iii) In the case of an acceleration of a tranche of Notes of a subordinated class, if (A) Receivables Sales Proceeds would be less than the Nominal Liquidation Amount of the accelerated tranche of Notes, and (B) the provisions of Section 515 or Section 516 would prevent the payment of the accelerated tranche of subordinated Notes, such sale will be delayed until a level of prefunding of the Principal Funding sub-Accounts for the senior classes of Notes of that series has been reached such that the amount of such deficiency in Receivables Sales Proceeds is no longer required to provide subordination protection for the senior classes of that series.

     (b) If the Nominal Liquidation Amount with respect to any tranche of Notes is greater than zero on its Legal Maturity Date (after giving effect to deposits, allocations, reallocations, payments and distributions otherwise to be made on that Legal Maturity Date), the Issuer will cause the Master Trust to sell on that Legal Maturity Date Principal Receivables and the related Finance Charge Receivables (or interests therein).

     (c) The amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) to be sold pursuant to this Section will be in an amount of up to 110% of the Nominal Liquidation Amount of the affected tranche, but in no case will that amount of Principal Receivables and Finance Charge Receivables exceed the following amount:

 the Nominal Liquidation Amount of
  the affected tranche of Notes                 the Series 2000 Allocation                     the amount of
-----------------------------------    x    Percentage (as defined in the Series     x       Receivables in the
 the Nominal Liquidation Amount of           2000 Supplement) of the Collateral                 Master Trust
      all Outstanding Notes                             Certificate

     (d) (i) The interest to be sold will be:

          (A) in the case of any affected tranche of Notes that are Class A Notes, that have reached their Legal Maturity Date by the date of such sale, or are not prevented from being repaid by virtue of Section 515 or
     Section 516, either (1) an Absolute Ownership, or (2) an Amortizing Undivided Interest; and

          (B) in all other cases, a Revolving Undivided Interest.

     (ii) On earlier of (A) the Legal Maturity Date of the related tranche of Notes, and (B) the first date on which the related tranche of Notes is no longer prevented from being repaid by virtue of Section 515 or Section 516 (the "Conversion Date"), each Revolving Undivided Interest will convert into either
(1) an Absolute Ownership of sale of Principal Receivables and Finance Charge Receivables or (2) an Amortizing Undivided Interest.

     (e) In the case of each Revolving Undivided Interest, with respect to each Due Period ending on or before the applicable Conversion Date, a pro rata amount of collections relating to Principal Receivables will be allocated to such Revolving Undivided Interest based on the ratio of (i) the principal balance (as determined below) of such Revolving Undivided Interest as of the last day of such Due Period, to (ii) the aggregate amount of Principal Receivables in the Master Trust as of the last day of such Due Period. Such allocation of collections relating to Principal Receivables for such Due Period will be treated as Principal Collections pursuant to Sections 502(b) and (c).

     (f) In the case of each Amortizing Undivided Interest, a pro rata amount of collections relating to Principal Receivables will be allocated to such Amortizing Undivided Interest based on the ratio of (i) the principal balance (as determined below) of such Undivided Interest as of the last day of the Due Period ending on or immediately before the Conversion Date, to (ii) the aggregate amount of Principal Receivables in the Master Trust as of the last day of such Due Period ending after the Conversion Date. Such allocation of collections relating to Principal Receivables for such Due Period will be paid to the purchaser of the Amortizing Undivided

Interest in an amount equal to the lesser of (A) the amount of such allocation, and (B) the amount necessary to reduce the principal amount of such Amortizing Undivided Interest to zero (after giving effect to any allocations of Defaulted Amount to such Undivided Interest for such Due Period pursuant to clause
(h)(ii)), and any excess allocation will be treated as Principal Collections pursuant to Sections 502(b) and (c).

     (g) In the case of each Undivided Interest, with respect to each Due Period, a pro rata amount of collections relating to Finance Charge Receivables will be allocated to such Undivided Interest based on the ratio of (i) the principal balance (as determined below) of such Undivided Interest as of the last day of such Due Period, to (ii) the aggregate amount of Principal Receivables in the Master Trust as of the last day of such Due Period. Such allocation of collections relating to Finance Charge Receivables for such Due Period will be paid to the purchaser of the Undivided Interest.

     (h) The principal balance of each Undivided Interest as of the end of any Due Period will be equal to:

          (i) the initial amount of Principal Receivables comprising such Undivided Interest,

less
----

          (ii) the cumulative amount, computed for each Due Period ended since the sale of such Undivided Interest, of an amount equal to the product of:

                                                 the principal balance of such Undivided Interest as of the last day of the immediately preceding Due Period (or in the case of the Due Period
the Defaulted Amount for                        in which such Undivided Interest is sold, the initial principal balance
   such Due Period             x                                      of such Undivided Interest)
                                               -------------------------------------------------------------------------
                                                the aggregate amount of all Principal Receivables in the Master Trust as of the last day of such Due Period

less
----

          (iii) the amount of collections with respect to Principal Receivables previously paid to the purchaser of such Undivided Interest pursuant to clause (f).

     (i) Sales proceeds received with respect to a tranche of RSP Notes received pursuant to clause (c) will be allocated in the following priority:

          (i) first, to be deposited in the Principal Funding sub-Account for that tranche of Notes, an amount up to the Adjusted Outstanding Dollar Principal Amount immediately before giving effect to such deposit; and

          (ii) second, to be deposited in the Interest Funding sub-Account of that tranche of Notes, the balance of such sales proceeds.

     (j) Any amount remaining on deposit in the Interest Funding sub-Account for a tranche of RSP Notes after final payment thereof pursuant to Section 521, will be treated as Finance Charge Collections pursuant to Section 501(2).

      SECTION 524. Netting of Deposits and Payments. The Issuer, in its sole discretion, may make all deposits to Interest Funding sub-Account and Principal Funding sub-Account pursuant to Sections 503 and 508 with respect to any Due Period net of, and after giving effect to, (a) all reallocations to be made pursuant to Sections 502(a), (b) all payments to be made to Derivative Counterparties pursuant to Sections 507 and 511, and (c) all reinvestments in the Collateral Certificate to be made pursuant to Section 520.

      SECTION 525. Pro Rata Payments within a Tranche. All payments of principal, interest or other amounts to Holders of the Notes of a single tranche will be made pro rata based on the Outstanding Dollar Principal Amount of their Notes.

      SECTION 526. Allocations of Reductions from Investor Charge-Offs to the Nominal Liquidation Amount or Receivables Sales Proceeds Amount of Subordinated Classes. On each date when there is a computation of Investor Charge-Offs pursuant to Section 4.03(a) of the Series 2000 Supplement, that reduction will be allocated (and reallocated) on that date to each tranche of Notes as set forth in this Section.

          (a) Initially, the amount of all such reductions in the Invested Amount of the Collateral Certificate will be allocated to each tranche of Outstanding Notes (other than any tranche of RSP Notes) pro rata based on the Nominal Liquidation Amount of that tranche.

          (b) Immediately afterwards, the amount of Investor Charge-Offs allocated to the Class A Notes and Class B Notes of a series will be reallocated to the Class C Notes of that series (including RSP Notes) as set forth in clause (c), and the amount of Investor Charge-Offs allocated to the Class A Notes and not reallocated to the Class C Notes of that series will be reallocated to the Class B Notes of that series (including RSP Notes) as set forth in clause (d), subject in each case to the limits of clauses (c) and (d). Any amount of Investor Charge-Offs which cannot be reallocated to a subordinated class as a result of the limits in clauses
     (c) and (d) will reduce the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of the tranche of Notes to which it was initially allocated pursuant to clause (a).

          (c) (i) The reallocation in clause (b) of Investor Charge-Offs from any tranche of Class A Notes or Class B Notes of a series to the Class C Notes of that series is subject to the following limits:

               (A) After giving effect to such reallocation from that tranche of Class A Notes and reallocations from Class B Notes of the same series, that tranche's Class A Usage of Class C Required Subordinated Amount will not exceed that tranche's Class A Required Subordinated Amount of Class C Notes.

               (B) After giving effect to such reallocation from that tranche of Class B Notes and reallocations from Class A Notes of the same series, that tranche's Class B Usage of Class C Required Subordinated Amount will not exceed that tranche's Class B Required Subordinated Amount of Class C Notes.

          (ii) The amount permitted to be reallocated to tranches of Class C Notes pursuant to this clause (c) will be applied to each tranche of Class C Notes of that series pro rata based on the ratio of (A) the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of that tranche of Class C Notes to (B) the aggregate Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of all tranches of Class C Notes of that series (in each case computed after giving effect to the allocation to the Class C Notes pursuant to clause (a)). In the case of any tranche of Class A Notes or Class B Notes that was Outstanding before the date of any reimbursement of any reduction in the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of any tranche of Class C Notes of that series pursuant to Section 527, for purposes of applying amounts initially allocated to that tranche of Class A Notes or Class B Notes, the ratio set forth in clauses (ii)(A) and (ii)(B) of this clause will be determined without regard to that reimbursement.

          (iii) No such reallocation will reduce the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of any tranche of Class C Notes below zero.

          (d) (i) The reallocation in clause (b) of Investor Charge-Offs from any tranche of Class A Notes of a series to the Class B Notes of that series is subject to the limit that after giving effect to such reallocation from that tranche of Class A Notes, that tranche's Class A Usage of Class B Required Subordinated Amount will not exceed that tranche's Class A Required Subordinated Amount of Class B Notes.

          (ii) The amount permitted to be reallocated to tranches of Class B Notes pursuant to this clause (d) will be applied to each tranche of Class B Notes of that series pro rata based on the ratio of (A) the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of that tranche of Class B Notes to (B) the aggregate Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of all tranches of Class B Notes of that series (in each case computed after giving effect to the allocation to the Class C Notes and Class B Notes pursuant to clause (a) and the reallocation pursuant to the Class C Notes pursuant to clause (c)). In the case of any tranche of Class A Notes that was Outstanding before the date of any reimbursement of any reduction in the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of any tranche of Class B Notes of that series pursuant to Section 527, for purposes of applying amounts initially allocated to that tranche of Class A Notes, the ratio set forth in clauses (ii)(A) and (ii)(B) of this clause will be determined without regard to that reimbursement.

          (iii) No such reallocation will reduce the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of any tranche of Class B Notes below zero.

          (e) (i) In the case of each tranche of Notes (other than any tranche of RSP Notes), the Nominal Liquidation Amount of each such tranche will be reduced by an amount equal to the Investor Charge-Offs which are allocated or reallocated to that tranche of Notes, less the amount of Investor Charge-Offs that are reallocated from that tranche of Notes to Notes of a subordinated class of Notes of that series.

          (ii) In the case of a tranche of RSP Notes, an amount equal to the Investor Charge-Offs which are reallocated to that tranche of Notes will be withdrawn from the Principal Funding sub-Account for that tranche and paid to the Master Trust for application pursuant to Section 4.03(a)(ii) of the Series 2000 Supplement.

      SECTION 527. Allocations of Reimbursements of Reductions in the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Deficits. If, as of the end of any Due Period,

          (1) there are Allocable Miscellaneous Payments available pursuant to
     Section 4.03(b) of the Series 2000 Supplement or Investor Finance Charge Collections available pursuant to Sections 4.02(a)(ii)(C) and 4.03(c) of Series 2000 Supplement to reimburse (A) any Invested Amount Deficit or (B) any Receivables Sales Proceeds Deposit Deficits as of the last day of that Due Period, or

          (2) there are Finance Charge Collections available pursuant to Section 501(c) to reimburse (A) any Nominal Liquidation Amount Deficits or (B) any Receivables Sales Proceeds Deposit Deficits as of the end of that Due Period remaining after giving effect to reimbursements pursuant to clause
     (1),

 such funds will be allocated to each tranche of Notes as follows:

           (a) first, to each tranche of Class A Notes of each series pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof (or in the case of tranches of RSP Notes, the Receivables Sales Proceeds Deposit Deficit thereof) to the aggregate Nominal Liquidation Amount Deficits and Receivables Sales Proceeds Deposit Deficits of all tranches of Class A Notes of that series, but

               (i) with respect to tranches of Notes that are not RSP Notes, in no event will the Nominal Liquidation Amount of such a tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such tranche,

               (ii) with respect to tranches of RSP Notes, in no event will the Receivables Sales Proceeds Deposit Amount of such a tranche of Notes be increased above the amount of Receivables Sales Proceeds of that tranche less the aggregate amount of any withdrawals of Receivables Sales Proceeds made pursuant to Section 511(a), (b) or (c),

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     and any allocation that would otherwise so increase the Nominal Liquidation
     Amount or Receivables Sales Proceeds Deposit Amount of such tranche above such amount will be reallocated to the remaining tranches of Class A Notes of such series to the extent possible under this clause (a) and then pursuant to clause (b),

          (b) second, to each tranche of Class B Notes of each series pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof (or in the case of tranches of RSP Notes, the Receivables Sales Proceeds Deposit Deficit thereof) to the aggregate Nominal Liquidation Amount Deficit and Receivables Sales Proceeds Deposit Deficits of all tranches of Class B Notes of that series, but

               (i) with respect to tranches of Notes that are not RSP Notes, in no event will the Nominal Liquidation Amount of such a tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such tranche,

               (ii) with respect to tranches of RSP Notes, in no event will the Receivables Sales Proceeds Deposit Amount of such a tranche of Notes be increased above the initial amount of Receivables Sales Proceeds of that tranche less the aggregate amount of any withdrawals of Receivables Sales Proceeds made pursuant to Section 511(a), (b) or
          (c),

     and any allocation that would otherwise so increase the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of such tranche above such amount will be reallocated to the remaining tranches of Class B Notes of such series to the extent possible under this clause (b) and then pursuant to clause (c), and

          (c) third, to each tranche of Class C Notes of each series pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof (or in the case of tranches of RSP Notes, the Receivables Sales Proceeds Deposit Deficit thereof) to the aggregate Nominal Liquidation Amount Deficit and Receivables Sales Proceeds Deposit Deficits of all tranches of Class C Notes of that series, but

               (i) with respect to tranches of Notes that are not RSP Notes, in no event will the Nominal Liquidation Amount of such a tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such tranche,

               (ii) with respect to tranches of RSP Notes, in no event will the Receivables Sales Proceeds Deposit Amount of such a tranche of Notes be increased above the amount of Receivables Sales Proceeds of that tranche less the aggregate amount of any withdrawals of Receivables Sales Proceeds made pursuant to Section 511(a), (b) or (c), and any allocation that would otherwise so increase the Nominal Liquidation Amount or Receivables Sales Proceeds Deposit Amount of such tranche above such amount will be reallocated to the remaining tranches of Class C Notes of such series to the extent possible

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     under this clause (c), and any unallocated amount will be treated as
     Finance Charge Collections pursuant to Section 501(2).

          (d) Effect will be given to allocations in the following priority (i) first, to allocations of Allocable Miscellaneous Payments pursuant to
     Section 4.03(b) of the Series 2000 Supplement, (ii) second, to allocations of Investor Finance Charge Collections pursuant to Sections 4.02(a)(ii)(C) and 4.03(c) of the Series 2000 Supplement, and (iii) third, to allocations of Finance Charge Collections pursuant to Section 501(c).

          (e) With respect to allocations of Allocable Miscellaneous Payments pursuant to Section 4.03(b) of the Series 2000 Supplement and allocations of Investor Finance Charge Collections pursuant to Sections 4.02(a)(ii)(C) and 4.03(c) of the Series 2000 Supplement,

                (i) in the case of tranches of Notes that are not RSP Notes, the aggregate amount of such funds allocated to those tranches will be retained by the Master Trust to increase the Invested Amount of the Collateral Certificate pursuant to Section 4.03(b)(i) of the Series 2000 Supplement; and

               (ii) in the case of tranches of RSP Notes, the funds allocable to each such tranche will be deposited into the Principal Funding sub-Account for that tranche pursuant to Section 509(d).

     (f) With respect to allocations of Finance Charge Collections pursuant to
Section 501(c),

               (i) in the case of tranches of Notes that are not RSP Notes, the aggregate amount of such funds allocated to those tranches will be paid to the Master Trust to increase the Invested Amount of the Collateral Certificate pursuant to Section 4.03(d) of the Series 2000 Supplement, and

               (ii) in the case of tranches of RSP Notes, the funds allocable to each such tranche will be deposited into the Principal Funding sub-Account for that tranche.

     (g) Any Receivables Sales Proceeds Deposit Amounts on deposit in the Interest Funding sub-Account of any tranche of RSP Notes will be withdrawn from such Interest Funding sub-Account on each applicable Interest Payment Date (after giving to any payment of interest on that tranche on that date), and deposited into the applicable Principal Funding Account in an amount equal to the lesser of (i) the amount of Receivables Sales Proceeds on deposit in that Interest Funding sub-Account, and (ii) the amount of any Receivables Sales Proceeds Deposit Deficit of that tranche.

      SECTION 528. Order of Giving Effect to Reductions and Reimbursements of Nominal Liquidation Amount. If on any date the Nominal Liquidation Amount of any tranche of Notes is to be reduced or increased pursuant to clauses (b)(iv),
(b)(v) and/or (b)(vi) of the definition of

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Nominal Liquidation Amount, such reductions and reimbursements will be allocated to the Notes of that tranche in the following order:

          (a) first, reductions pursuant to clause (b)(vi) (reductions from allocations of Investor Charge-Offs pursuant to Section 526);

          (b) second, reductions pursuant to clause (b)(v) (reallocations of Principal Collections pursuant to Section 502(a)); and

          (c) third, reimbursements pursuant to clause (b)(iv) (reimbursements of earlier reductions with Finance Charge Collections).


                                   ARTICLE VI

  Satisfaction and Discharge; Cancellation of Notes Held by the Issuer or the
                                      Banks

      SECTION 601. Satisfaction and Discharge of Indenture. This Indenture will cease to be of further effect with respect to any series, class or tranche of Notes (except as to any surviving rights of transfer or exchange of Notes of that series, class or tranche expressly provided for herein or in the form of Note for that series, class or tranche), and the Trustee, on demand of and at the expense of the Issuer, will execute proper instruments acknowledging satisfaction and discharge of this Indenture as to that series, class or tranche, when:

          (a) all Notes of that series, class or tranche theretofore authenticated and delivered (other than (i) Notes of that series, class or tranche which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (ii) Notes of that series, class or tranche for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from that trust, as provided in Section 1103) have been delivered to the Trustee canceled or for cancellation;

          (b) the Issuer has paid or caused to be paid all other sums payable hereunder (including payments to the Trustee pursuant to Section 807) by the Issuer with respect to the Notes of that series, class or tranche; and

          (c) the Issuer has delivered to the Trustee an Issuer Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes of that series, class or tranche have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any series, class or tranche of Notes, the obligations of the Issuer to the Trustee with respect to that series, class or tranche under Section 807 will survive and the obligations of the Trustee under Sections 602 and 1103 will survive.

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

      SECTION 602. Application of Trust Money. All money and obligations deposited with the Trustee pursuant to Section 601 or Section 603 and all money received by the Trustee in respect of such obligations will be held in trust and applied by it, in accordance with the provisions of the series, class or tranche of Notes in respect of which it was deposited and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment that money and obligations have been deposited with or received by the Trustee; but that money and obligations need not be segregated from other funds except to the extent required by law.

      SECTION 603. Cancellation of Notes Held by the Issuer or the Banks. If the Issuer, the Banks or any of their Affiliates holds any Notes, that Holder may, subject to Section 515 and 516, by notice from that Holder to the Trustee cause the Note to be canceled, whereupon (a) the Note will no longer be Outstanding, and (b) the Issuer will cause the Invested Amount of the Collateral Certificate to be reduced by an amount equal to the Nominal Liquidation Amount of those canceled Notes.


                                   ARTICLE VII

                                    Remedies

      SECTION 701. Events of Default. "Event of Default", wherever used herein, means with respect to any series, class or tranche of Notes any one of the following events (whatever the reason for such Event of Default and whether it will be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series, class or tranche or it is specifically deleted or modified in the applicable terms document creating such series, class or tranche of Notes or in the form of Note for such series, class or tranche:

          (a) with respect to any tranche of Notes, a default in the payment by the Issuer of any interest upon such Notes when such Notes become due and payable, and continuance of such default for a period of five Business Days;

          (b) with respect to any tranche of Notes, a default in the payment by the Issuer of the principal amount of such Notes at its Legal Maturity Date;

          (c) a default in the performance, or breach, of any covenant or warranty of the Issuer in this Indenture in respect of the Notes of such series, class or tranche (other than a covenant or warranty in respect of the Notes of such series, class or tranche a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), all of such covenants and warranties in this Indenture which are not expressly stated to be for the benefit of a particular series, class or tranche of Notes being deemed to be in respect of the Notes of all series, classes or tranches for this purpose, and

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

     continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 10% in Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (d) the entry of an order for relief against the Issuer under the Federal Bankruptcy Code by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Issuer a bankrupt or insolvent under any other applicable Federal or State law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

          (e) the consent by the Issuer to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of action by the Issuer in furtherance of any such action; or

          (f) with respect to any series, class or tranche of Notes, any additional Event of Default specified in the terms document for such series, class or tranche as applying to such series, class or tranche, or specified in the form of Note for such series, class or tranche.

      SECTION 702. Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default described in clause (a), (b), (c) or (f) (if the Event of Default under clause (c) or (f) is with respect to less than all series, classes or tranches of Notes then Outstanding) of Section 701 occurs and is continuing with respect to any series, class or tranche, then in each such case, unless the principal of all the Notes of such series, class or tranche will have already become due and payable, either the Trustee or the Holders of not less than 50% in aggregate Outstanding Dollar Principal Amount of the Notes of such series, class or tranche then Outstanding hereunder (each such series, class or tranche acting as a separate class), by notice in writing to the Issuer (and to the Trustee if given by Holders), may declare the Outstanding Dollar Principal Amount of all the Notes of such series, class or tranche then Outstanding and all interest accrued or principal accreted and unpaid (if any) thereon to be due and payable immediately, and upon any such

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

declaration the same will become and will be immediately due and payable, anything in this Indenture or in the Notes of such series, class or tranche to the contrary notwithstanding.

     (b) If an Event of Default described in clause (c) or (f) (if the Event of Default under clause (c) or (f) is with respect to all series, classes or tranches of Notes then Outstanding) of Section 701 occurs and is continuing, then in each such case, unless the principal of all the Notes will have already become due and payable, either the Trustee or the Holders of not less than 50% in aggregate Outstanding Dollar Principal Amount of all the Notes then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Trustee if given by Holders), may declare the Outstanding Dollar Principal Amount of all the Notes then Outstanding and all interest accrued or principal accreted and unpaid (if any) thereon to be due and payable immediately, and upon any such declaration the same will become and will be immediately due and payable, notwithstanding anything in this Indenture or in the Notes to the contrary. Such payments are subject to Article V.

     (c) If an Event of Default described in clause (d) or (e) of Section 701 occurs and is continuing, then the Notes will automatically be and become immediately due and payable by the Issuer, without notice, or demand to any Person and the Issuer will automatically and immediately be obligated to pay off the Notes.

     At any time after such a declaration of acceleration has been made with respect to the Notes of any series, class or tranche and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Majority Holders of such series, class or tranche, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

          (a) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

               (i) all overdue installments of interest on the Notes of such series, class or tranche,

               (ii) the principal of any Notes of such series, class or tranche which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Notes of such series, class or tranche, to the extent that payment of such interest is lawful,

               (iii) interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Notes of such series, class or tranche to the extent that payment of such interest is lawful, and

               (iv) all sums paid by the Trustee hereunder and the reasonable compensation, expenses, disbursements of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 807;

and

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

          (b) all Events of Default with respect to such series, class or tranche of Notes, other than the nonpayment of the principal of the Notes of such series, class or tranche which has become due solely by such acceleration, have been cured or waived as provided in Section 716.

No such rescission will affect any subsequent default or impair any right consequent thereon.

      SECTION 703. Collection of Indebtedness and Suits for Enforcement by Trustee. The Issuer covenants that if:

          (a) the Issuer defaults in the payment of any installment of interest on any series, class or tranche of Notes when such interest becomes due and payable, or

          (b) the Issuer defaults in the payment of the principal of any series, class or tranche of Notes at the Legal Maturity Date thereof,

and any such default continues for any period of grace provided with respect to such series, class or tranche of Notes, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of any such Notes the whole amount then due and payable on any such Notes for principal and interest (subject to Article V), with interest, to the extent that payment of such interest will be legally enforceable, upon the overdue principal and upon overdue installments of interest, (i) in the case of Interest-bearing Notes, at the rate of interest applicable to the stated principal amount thereof, unless otherwise specified in the applicable terms document; and (ii) in the case of Discount Notes, as specified in the applicable terms document;

and in addition thereto, such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 807.

     If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Notes of such series, class or tranche and collect the money adjudged or decreed to be payable in the manner provided by law out of the Collateral or any other obligor upon such Notes, wherever situated.

      SECTION 704. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes will then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee will have made any demand on the Issuer for the payment of overdue principal or interest) will be entitled and empowered, by intervention in such proceedings or otherwise,

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

          (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 807) and of the Noteholders allowed in such judicial proceeding, and

          (ii) to collect and receive any funds or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Noteholder to make such payment to the Trustee and in the event that the Trustee will consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 807.

     Nothing herein contained will be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

      SECTION 705. Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes of any series, class or tranche may be prosecuted and enforced by the Trustee without the possession of any of the Notes of such series, class or tranche or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, be for the ratable benefit of the Holders of the Notes of the series, class or tranche in respect of which such judgment has been recovered.

      SECTION 706. Application of Money Collected. Any money or other property collected by the Trustee with respect to a series, class or tranche of Notes pursuant to this Article will be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes of such series, class or tranche and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          (a) first, to the payment of all amounts due the Trustee under Section 807.

          (b) second, to the payment of the amounts then due and unpaid upon the Notes of that series, class or tranche for principal and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any

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     kind (but subject to the allocation provided in Article V), according to the amounts due and payable on such Notes for principal and interest, respectively.

      SECTION 707. Trustee May Elect to Hold the Collateral Certificate. Following an acceleration of any tranche of Notes, the Trustee may elect to continue to hold the Collateral Certificate and apply distributions on the Collateral Certificate in accordance with the regular distribution provisions pursuant to Article V of this Indenture, except that principal will be paid on the accelerated tranche of Notes to the extent funds are received from the Master Trust and allocated to the accelerated tranche, and payment is permitted by the subordination provisions of the accelerated tranche.

      SECTION 708. Sale of Receivables for Accelerated Notes. In the case of a tranche of Notes that has been accelerated following an Event of Default, the Trustee may, and at the direction of the Majority Holders of that tranche of Notes will, cause the Master Trust to sell Principal Receivables and the related Finance Charge Receivables (or interests therein) as provided in Section 523.

      SECTION 709. Noteholders Have the Right to Direct the Time, Method and Place of Conducting Any Proceeding for Any Remedy Available to the Trustee. The Majority Holders of any accelerated tranche of Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee. This right may be exercised only if the direction provided by the Noteholders does not conflict with applicable law or this Indenture or has a substantial likelihood of involving the Trustee in personal liability.

      SECTION 710. Limitation on Suits. No Holder of any Note of any series, class or tranche will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Notes of such series, class or tranche;

          (b) the Holders of not less than 25% in Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

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          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Majority Holders of such series, class or tranche;

it being understood and intended that no one or more Holders of Notes of such series, class or tranche will have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes of such series, class or tranche, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Notes of such series, class or tranche.

      SECTION 711. Unconditional Right of Noteholders to Receive Principal and Interest; Limited Recourse. Notwithstanding any other provisions in this Indenture, the Holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on the respective Legal Maturity Dates expressed in such Note and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of such Holder; provided, however, that notwithstanding any other provision of this Indenture to the contrary, the obligation to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be without recourse to the Issuer, the Banks, the Trustee, the Issuer Trustee or any affiliate, officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be subject to
Article V.

      SECTION 712. Restoration of Rights and Remedies. If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Trustee and the Noteholders will, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders will continue as though no such proceeding had been instituted.

      SECTION 713. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 714. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

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

      SECTION 715. Control by Noteholders. The Majority Holders of any series, class or tranche will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of such series, class or tranche, provided that:

          (a) the Trustee will have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith will, by a Trustee Authorized Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

      SECTION 716. Waiver of Past Defaults. The Majority Holders of any series, class or tranche may on behalf of the Holders of all the Notes of such series, class or tranche waive any past default hereunder with respect to such series, class or tranche and its consequences, except a default not theretofore cured:

          (a) in the payment of the principal of or interest on any Note of such series, class or tranche, or

          (b) in respect of a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Holder of each Outstanding Note of such series, class or tranche.

     Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture; but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 717. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section will not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder or group of Noteholders, holding in the aggregate more than 10% in Outstanding Dollar Principal Amount of the Outstanding Notes of any series, class or tranche to which the suit relates, or to any suit instituted by any Noteholders for the enforcement of the payment of the principal of or interest on any Note on or after the applicable Legal Maturity Date expressed in such Note.

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

      SECTION 718. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE VIII

                                   The Trustee

      SECTION 801. Certain Duties and Responsibilities. (a) The Trustee undertakes to perform any duties and only such duties as are specifically set forth in this Indenture with respect to the Notes of any series, class or tranche of Notes, and no implied covenants or obligations will be read into this Indenture against the Trustee.

     (b) In the absence of bad faith on its part, the Trustee may, with respect to Notes of any series, class or tranche, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee will be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (c) In case an Event of Default with respect to any series, class or tranche of Notes has occurred and is continuing, the Trustee will exercise with respect to the Notes of such series, class or tranche such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a fiduciary would exercise or use under the circumstances in the conduct of such person's own affairs.

     (d) No provision of this Indenture will be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) this clause will not be construed to limit the effect of clause
     (a) of this Section;

          (ii) the Trustee will not be liable for any error of judgment made in good faith by a Trustee Authorized Officer, unless it will be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Holders of any series, class or tranche relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes of such series, class or tranche; and

          (iv) no provision of this Indenture will require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it will have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Trustee against such risk or liability is not reasonably assured to it.

     (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee will be subject to the provisions of this Section.

      SECTION 802. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to Notes of any series, class or tranche,

          (a) the Trustee will transmit by mail all Registered Noteholders of such series, class or tranche, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Trustee,

          (b) the Trustee will notify all Holders of Bearer Notes of such series, class or tranche, by publication of notice of such default in an Authorized Newspaper, or as otherwise provided in the applicable terms document, and

          (c) the Trustee will give prompt written notification thereof to the Rating Agencies,

unless such default will have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Note of such series, class or tranche, the Trustee will be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Trustee Authorized Officers in good faith determine that the withholding of such notice is in the interests of the Noteholders of such series, class or tranche; and provided, further, that in the case of any default of the character specified in Section 701(c) with respect to Notes of such series, class or tranche no such notice to Noteholders of such series, class or tranche will be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term "default", with respect to Notes of any series, class or tranche, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Notes of such series, class or tranche.

      SECTION 803.  Certain Rights of Trustee.  Except as otherwise provided in
Section 801:

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

     (a) the Trustee may rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Issuer mentioned herein will be sufficiently evidenced by an Issuer Certificate;

     (c) whenever in the administration of this Indenture the Trustee will deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Issuer Certificate;

     (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders will have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee will determine to make such further inquiry or investigation, it will be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

     (h) the Trustee will not be responsible for filing any financing statements or continuation statements in connection with the Notes, but will cooperate with the Issuer in connection with the filing of such financing statements or continuation statements.

      SECTION 804. Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the certificates of authentication, will be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee will not be accountable for the use or application by the Issuer of Notes or the proceeds thereof.

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

      SECTION 805. May Hold Notes. The Trustee, any Paying Agent, the Note Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 808 and 813, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent.

      SECTION 806. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

      SECTION 807. Compensation and Reimbursement, Limit on Compensation, Reimbursement and Indemnity. (a) The Issuer agrees, solely with funds available pursuant to Section 501(a),

          (i) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation will not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (iii) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

As security for the performance of the obligations of the Issuer under this Section, the Issuer and the Noteholders agree that the Trustee will have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such pursuant to Section 501 or 502, except funds held in the Accounts.

     (b) The aggregate amount that the Issuer will pay with respect to any of the amounts payable to or for the benefit of the Trustee pursuant to this Section or otherwise will in no event be greater than the lesser of (i) $400,000 per month, and (ii) 0.05% of the aggregate Nominal Liquidation Amounts of the Outstanding Notes as of the end of the preceding Due Period. The Trustee, in its capacity as trustee under this Indenture, will have no recourse to any asset of the Issuer other than funds available pursuant to Section 501(a) or to any Person other than the Issuer.

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

     (c) This Section will survive the termination of this Indenture and the resignation or replacement of the Trustee under Section 810.

      SECTION 808. Disqualification; Conflicting Interests. If the Trustee has or will acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee will, if so required by the Trust Indenture Act, either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. Nothing herein will prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

      SECTION 809. Corporate Trustee Required; Eligibility. There will at all times be a Trustee hereunder with respect to each series, class or tranche of Notes, which will be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority, and having a rating of at least BBB- by Standard & Poor's. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Issuer may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Issuer, serve as Trustee. If at any time the Trustee with respect to any series, class or tranche of Notes will cease to be eligible in accordance with the provisions of this Section, it will resign immediately in the manner and with the effect hereinafter specified in this Article.

      SECTION 810. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article will become effective until the acceptance of appointment by the successor Trustee under Section 811.

     (b) The Trustee may resign with respect to any series, class or tranche of Notes at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee will not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed with respect to any series, class or tranche of Notes at any time by Act of the Majority Holders of that series, class or tranche, delivered to the Trustee and to the Issuer.

     (d)  If at any time:

          (i) the Trustee fails to comply with Section 310(b) of the Trust Indenture Act with respect to any series, class or tranche of Notes after written request therefor by the Issuer

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

     or by any Noteholder who has been a bona fide Holder of a Note of that series, class or tranche for at least 6 months, or

          (ii) the Trustee ceases to be eligible under Section 809 with respect to any series, class or tranche of Notes and fails to resign after written request therefor by the Issuer or by any such Noteholder, or

          (iii) the Trustee becomes incapable of acting with respect to any series, class or tranche of Notes, or

          (iv) the Trustee is adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property is appointed or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer may remove the Trustee, with respect to the series, class or tranche, or in the case of clause (iv), with respect to all series, classes or tranches, or (B) subject to Section 717, any Noteholder who has been a bona fide Holder of a Note of such series, class or tranche for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the series, class or tranche, or, in the case of clause (iv), with respect to all series, classes or tranches.

     (e) If the Trustee resigns, is removed or becomes incapable of acting with respect to any series, class or tranche of Notes, or if a vacancy will occur in the office of the Trustee with respect to any series, class or tranche of Notes for any cause, the Issuer will promptly appoint a successor Trustee for that series, class or tranche of Notes. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to such series, class or tranche of Notes is appointed by Act of the Majority Holders of such series, class or tranche delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed will, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series, class or tranche and supersede the successor Trustee appointed by the Issuer with respect to such series, class or tranche. If no successor Trustee with respect to such series, class or tranche will have been so appointed by the Issuer or the Noteholders of such series, class or tranche and accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Holder of a Note of that series, class or tranche for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series, class or tranche.

     (f) The Issuer will give written notice of each resignation and each removal of the Trustee with respect to any series, class or tranche and each appointment of a successor Trustee with respect to any series, class or tranche to each Noteholder as provided in Section 106 and to each Rating Agency. Each notice will include the name of the successor Trustee and the address of its principal Corporate Trust Office.

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

      SECTION 811. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder will execute, acknowledge and deliver to the Issuer and to the predecessor Trustee an instrument accepting such appointment, with a copy to the Rating Agencies, and thereupon the resignation or removal of the predecessor Trustee will become effective with respect to any series, class or tranche as to which it is resigning or being removed as Trustee, and such successor Trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to any such series, class or tranche; but, on request of the Issuer or the successor Trustee, such predecessor Trustee will, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the predecessor Trustee, and will duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder with respect to all or any such series, class or tranche, subject nevertheless to its lien, if any, provided for in Section 807. Upon request of any such successor Trustee, the Issuer will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     In case of the appointment hereunder of a successor Trustee with respect to the Notes of one or more (but not all) series, classes or tranches, the Issuer, the predecessor Trustee and each successor Trustee with respect to the Notes of any applicable series, class or tranche will execute and deliver a supplemental indenture which will contain such provisions as will be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Notes of any series, class or tranche as to which the predecessor Trustee is not being succeeded will continue to be vested in the predecessor Trustee, and will add to or change any of the provisions of this Indenture as will be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture will constitute such Trustees co-trustees of the same trust and that each such Trustee will be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

     No successor Trustee with respect to any series, class or tranche of Notes will accept its appointment unless at the time of such acceptance such successor Trustee will be qualified and eligible with respect to that series, class or tranche under this Article.

      SECTION 812. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee will be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, will be the successor of the Trustee hereunder, provided such corporation will be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Issuer will give prompt written notice of such merger, conversion, consolidation or succession to the Rating Agencies. In case any Notes will have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

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

      SECTION 813. Preferential Collection of Claims Against Issuer. If and when the Trustee will be or become a creditor of the Issuer (or any other obligor upon the Notes), the Trustee will be subject to the provisions of Section 311 of the Trust Indenture Act. A Trustee who has resigned or been removed will be subject to Section 311(a) of the Trust Indenture Act to the extent provided therein.

      SECTION 814. Appointment of Authenticating Agent. At any time when any of the Notes remain Outstanding the Trustee, with the approval of the Issuer, may appoint an Authenticating Agent or Agents with respect to one or more series, classes or tranches of Notes which will be authorized to act on behalf of the Trustee to authenticate Notes of such series, classes or tranches issued upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 305, and Notes so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference will be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent will be acceptable to the Issuer and will at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Issuer itself, subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent will resign immediately in the manner and with the effect specified in this Section. The initial Authenticating Agent for the Notes of all series, classes and tranches will be Citibank, N.A.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent will be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided such corporation will be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, the Trustee, with the approval of the Issuer, may appoint a successor Authenticating Agent which will be acceptable to the Issuer and will give notice to each Noteholder as provided in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of the Issuer from time to time) reasonable compensation for its services under this Section, and the Trustee will be entitled to be reimbursed for such payments, subject to the provisions of Section 807.

     If an appointment with respect to one or more series, classes or tranches is made pursuant to this Section, the Notes of such series, classes or tranches may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the Notes of the series, classes or tranches designated therein referred to in the within-mentioned Indenture.

                              [NAME OF INDENTURE TRUSTEE], as Trustee

                              By:_________________________
                             As Authenticating Agent

                              By:_________________________
                              Authorized Signatory


                                   ARTICLE IX

               Noteholders' Meetings, Lists, Reports by Trustee,
                         Issuer and Managing Beneficiary

      SECTION 901. Issuer To Furnish Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not more than 15 days after each Record Date, in each year in such form as the Trustee may reasonably require, a list of the names and addresses of the Registered Noteholders of such series, classes or tranches as of such date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days before the time such list is furnished,

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

excluding from any such list names and addresses received by the Trustee in its capacity as Note Registrar.

      SECTION 902. Preservation of Information; Communications to Noteholders.
(a) The Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of Registered Noteholders contained in the most recent list furnished to the Trustee as provided in Section 901 and the names and addresses of Registered Noteholders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in Section 901 upon receipt of a new list so furnished.

     (b) If three or more Holders of Notes of any series, class or tranche (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note of such series, class or tranche for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes of such series, class or tranche or with the Holders of all Notes with respect to their rights under this Indenture or under such Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee will, within five Business Days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 902(a), or

          (ii) inform such applicants as to the approximate number of Holders of Notes of such series, class or tranche or all Notes, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 902(a), and as to the approximate cost of mailing to such Noteholders the form of proxy or other communication, if any, specified in such application.

     If the Trustee will elect not to afford such applicants access to such information, the Trustee will, upon the written request of such applicants, mail to each Holder of a Registered Note of such series, class or tranche or to all Registered Noteholders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 902(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within five days after such tender, the Trustee will mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Notes of such series, class or tranche or all Noteholders, as the case may be, or would be in violation of applicable law. Such written statement will specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, will enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission will find, after notice and opportunity for hearing, that all the objections so sustained have been met and will enter an

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order so declaring, the Trustee will mail copies of such material to all
Registered Noteholders of such series, class or tranche or all Registered Noteholders, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee will be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Notes, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee will be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with Section 902(b), regardless of the source from which such information was derived, and that the Trustee will not be held accountable by reason of mailing any material pursuant to a request made under Section 902(b).

      SECTION 903. Reports by Trustee. (a) The term "reporting date" as used in this Section means September 30. Within 60 days after the reporting date in each year, beginning in 2001, the Trustee will transmit to Noteholders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such reporting date if required by Section 313(a) of the Trust Indenture Act.

     (b) To the extent required by the Trust Indenture Act, the Trustee will mail each year to all Registered Noteholders, with a copy to the Rating Agencies a report concerning:

          (i) its eligibility and qualifications to continue as trustee under this Indenture;

          (ii) any amounts advanced by the Trustee under this Indenture;

          (iii) the amount, interest rate and maturity date or indebtedness owing by the Issuer to the Trustee in the Trustee's individual capacity;

          (iv) the property and funds physically held by the Trustee as Trustee;

          (v) any release or release and substitution of Collateral subject to the lien of this Indenture which has not previously been reported; and

          (vi) any action taken by the Trustee that materially affects the Notes and that has not previously been reported.

     (c) The Trustee will comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

     (d) A copy of each such report will, at the time of such transmission to Noteholders, be filed by the Trustee with each stock exchange upon which the Notes are listed, and also with the Commission. The Issuer will notify the Trustee when the Notes are admitted to trading on any national securities exchange.

      SECTION 904. Meetings of Noteholders; Amendments and Waivers. (a) The Trustee may call a meeting of the Noteholders of a series, class or tranche at any time. The Trustee will

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call a meeting upon request of the Issuer or the Holders of at least 10% in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche. In any case, a meeting will be called after notice is given to the Noteholders pursuant to Section 106.

     (b) Except for any consent that must be given by the Holders of each Outstanding Note affected or any action to be taken by the Issuer as holder of the Collateral Certificate, any resolution presented at any meeting at which a quorum is present may be adopted by the affirmative vote of the Majority Holders of that series, class or tranche, as the case may be. For any vote, request, demand, authorization, direction, notice, consent, waiver or other action provided by the Series 2000 Supplement to be given or taken by the holder of the Collateral Certificate, any resolution presented at any meeting at which the Majority Holders of all Outstanding Notes is present may be adopted by the affirmative vote of the Majority Holders of all Outstanding Notes. However, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action which may be given by the Holders of not less than a specified percentage in aggregate Outstanding Dollar Principal Amount of Outstanding Notes of a series, class or tranche or all Notes may be adopted at any meeting at which a quorum is present only by the affirmative vote of the Holders of not less than the specified percentage in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of that series, class or tranche or all Notes, as the case may be. Any resolution passed or decision taken at any meeting of Noteholders duly held in accordance with this Indenture will be binding on all Noteholders of the affected series, class or tranche.

     (c) The quorum at any meeting will be persons holding or representing a the Majority Holders of a series, class or tranche or all Notes, as the case may be; provided, however, that if any action is to be taken at that meeting concerning a consent, waiver, request, demand, notice, authorization, direction or other action that may be given by the Holders of not less than a specified percentage in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of a series, class or tranche or all Notes, as applicable, the persons holding or representing such specified percentage in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche or all Notes will constitute a quorum.

     (d) (i) The ownership of Registered Notes will be proved by the Note Register. (ii) The Ownership of Bearer Notes will be proved as provided in
Section 104(c)(ii).

     (e) The Issuer may make reasonable rules for other matters relating to action by or a meeting of Noteholders not otherwise covered by this Section.

      SECTION 905.  Reports by Issuer to the Commission.  The Issuer will:

          (a) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act; or, if the Issuer is not required to file information, documents or reports

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     pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
     Section 13 of the Securities Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) transmit by mail to all Registered Noteholders, as their names and addresses appear in the Note Register, and notify all Holders of Bearer Notes of such series, class or tranche, by publication of such notice in an Authorized Newspaper or as otherwise provided in the applicable terms document, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

      SECTION 906. Reports by Trustee. The Trustee will report to the Issuer with respect to the amount on deposit in the Accounts, and the identity of the investments included therein, as the Issuer may from time to time reasonably request which, absent the occurrence of an Event of Default hereunder, will not occur more often than monthly.

      SECTION 907. Monthly Issuer's Report. Each month, the Issuer will prepare, in cooperation with the Servicer of the Master Trust, and deliver to the Trustee an Issuer's Report, with a copy to the Rating Agencies.

      SECTION 908. Payment Request to Master Trust. From time to time, the Issuer will deliver a Payment Request to the Master Trust as necessary to request the payments required or targeted to be made hereunder.

      SECTION 909. Monthly Computation Statement. (a) Promptly after the receipt by the Issuer of each Monthly Performance Statement under the Series 2000 Supplement, the Issuer, in cooperation with the Servicer of the Master Trust, will compute the information required by a Monthly Computation Statement with respect to the applicable Due Period. With respect to any Due Period when either the Servicer of the Master Trust or the Managing Beneficiary is not an Affiliate of a Seller, the Issuer will deliver a copy of a completed Monthly Computation Statement for that Due Period to the Trustee.

     (b) From time to time, the Issuer will notify the Servicer under the Series 2000 Supplement of the information necessary to be provided by the Issuer under
Section 5.01 of the

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Series 2000 Supplement to calculate the Invested Amount of the Collateral
Certificate and the Series 2000 Adjusted Invested Amount of the Collateral Certificate.


                                    ARTICLE X

             Supplemental Indentures; Amendments to the Pooling and Servicing Agreement and Amendments to the Trust Agreement

      SECTION 1001. Supplemental Indentures Without Consent of Noteholders. Without the consent of the Holders of any Notes, the Issuer and the Trustee, at any time and from time to time, may amend this Indenture or enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Entity to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes; or

          (b) to add to the covenants of the Issuer, or to surrender any right or power herein conferred upon the Issuer, for the benefit of the Holders of the Notes of any or all series, classes or tranches (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series, classes or tranches of Notes, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series, classes or tranches); or

          (c) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; or

          (d) to add to this Indenture such provisions as may be expressly permitted by the TIA, excluding, however, the provisions referred to in
     Section 316(a)(2) of the TIA as in effect at the date as of which this Indenture was executed or any corresponding provision in any similar federal statute hereafter enacted; or

          (e) to establish any form of Note, as provided in Article II, and to provide for the issuance of any series, class or tranche of Notes as provided in Article III and to set forth the terms thereof, and/or to add to the rights of the Holders of the Notes of any series, class or tranche; or

          (f) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series, classes or tranches of Notes and to add to or change any of the provisions of this Indenture as will be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 811; or

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

          (g) to add any additional Early Redemption Events or Events of Default in respect of the Notes of any or all series, classes or tranches (and if such additional Events of Default are to be in respect of less than all series, classes or tranches of Notes, stating that such Events of Default are expressly being included solely for the benefit of one or more specified series, classes or tranches); or

          (h) to provide for the consolidation of the Master Trust and the Issuer into a single Entity after the termination of all series of Investor Certificates (other than the Collateral Certificate); or

          (j) if one or more additional Sellers under (and as defined in) the Pooling and Servicing Agreement are added to the Pooling and Servicing Agreement, or one or more additional Beneficiaries under the Trust Agreement are added to the Trust Agreement, to make any necessary changes to the Indenture or any other related document; or

          (k) as set forth in Section 312(b); or

          (l) to make any other amendment that could not reasonably be expected to have an Adverse Effect.

     No amendment of this Indenture or supplemental indenture for the purposes identified in clauses (a), (b) or (c) may be entered into if to do so would adversely affect in any material respect the interests of the Holders of Notes of any series, class or tranche. Except for supplemental indentures entered into for purposes identified in clause (e), no supplemental indenture under this Section may be entered into except upon delivery of a Master Trust Tax Opinion and an Issuer Tax Opinion and with written confirmation from each applicable Rating Agency that there will be no Ratings Effect.

     The Issuer may, without consent of the Noteholders, merge with the Master Trust upon (i) written notice to the Trustee and each Rating Agency, (ii) delivery by the Issuer to the Trustee of an Issuer Certificate to the effect that the Issuer reasonably believes that such merger will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future and (iii) delivery by the Issuer to the Trustee and the Rating Agencies of a Master Trust Tax Opinion and an Issuer Tax Opinion.

      SECTION 1002. Supplemental Indentures with Consent of Noteholders. With written confirmation from each applicable Rating Agency that there will be no Ratings Effect and the consent of the Majority Holders of the Outstanding Notes of each series, class or tranche affected by such amendment of this Indenture or supplemental indenture or indentures, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer and the Trustee may enter into an amendment of this Indenture or indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes of each such series, class or tranche under this Indenture; provided, however, that no such amendment or

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supplemental indenture will, without the consent of the Holder of each
Outstanding Note affected thereby:

          (a) change the scheduled payment date of any payment of interest on any Note, or change the Expected Principal Payment Date or Legal Maturity Date of, any Note;

          (b) reduce the stated principal amount of, or the interest rate on, any Note; or change the method of computing the Outstanding Dollar Principal Amount, the Adjusted Outstanding Dollar Principal Amount or the Nominal Liquidation Amount in a manner that is adverse to the Holder of any Note;

          (c) reduce the amount of a Discount Note payable upon the occurrence of an Early Redemption Event or other optional or mandatory redemption or upon the acceleration of its Legal Maturity Date;

          (d) impair the right to institute suit for the enforcement of any payment on any Note;

          (e) reduce the percentage in Outstanding Dollar Principal Amount of the Outstanding Notes of any series, class or tranche, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture;

          (f) modify any of the provisions of this Section or Section 718, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

          (g) permit the creation of any lien or other encumbrance on the Collateral that secures any tranche of Notes that is prior to the lien in favor of the Holders of the Notes of such tranche;

          (h) change any Place of Payment where any principal of, or interest on, any Note is payable, unless otherwise provided in the applicable terms document;

          (i) change the method of computing the amount of principal of, or interest on, any Note on any date; or

          (j) make any other amendment not permitted by Section 1001.

     An amendment of this Indenture or supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series, class or tranche of Notes, or which modifies the rights of the Holders of Notes of such series, class or tranche with respect to such covenant or other

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provision, will be deemed not to affect the rights under this Indenture of the
Holders of Notes of any other series, class or tranche. No amendment or supplemental indenture under this Section may be entered into except upon delivery of a Master Trust Tax Opinion and an Issuer Tax Opinion and with written confirmation from each applicable Rating Agency that there will be no Ratings Effect.

     It will not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed amendment or supplemental indenture, but it will be sufficient if such Act will approve the substance thereof.

      SECTION 1003. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any amendment of this Indenture or supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee will be entitled to receive, and (subject to Section 801) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied. The Trustee may, but will not (except to the extent required in the case of an amendment or supplemental indenture entered into under Section 1001(d) or 1001(f)) be obligated to, enter into any such amendment or supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      SECTION 1004. Effect of Supplemental Indentures. Upon the execution of any amendment of this Indenture or supplemental indenture under this Article, this Indenture will be modified in accordance therewith with respect to each series, class or tranche of Notes affected thereby, or all Notes, as the case may be, and such amendment or supplemental indenture will form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder will be bound thereby to the extent provided therein.

      SECTION 1005. Conformity with Trust Indenture Act. Every amendment of this Indenture or supplemental indenture executed pursuant to this Article will conform to the requirements of the TIA as then in effect.

      SECTION 1006. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any amendment of this Indenture or supplemental indenture pursuant to this Article may, and will if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer will so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such amendment or supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

      SECTION 1007. Amendments to the Pooling and Servicing Agreement. By their acceptance of a Note, the Noteholders acknowledge that the Sellers and the Master Trust Trustee may amend the Pooling and Servicing Agreement and any supplement thereto without the consent of the Holders of any Investor Certificates (including the Issuer) or any Noteholder, so long as

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

such amendment or supplement would not materially adversely affect the interests of the Holders of any Investor Certificates.

     (a)  For purposes of any vote or consent under the Pooling and Servicing
Agreement:

          (i) that requires the consent or vote of each Investor
     Certificateholder, each Noteholder will be treated as an Investor Certificateholder under the Pooling and Servicing Agreement;

          (ii) that requires the consent or vote of any series of Investor Certificates, each series of Notes will be treated as a series of Investor Certificates under the Pooling and Servicing Agreement; and

          (iii) that requires the consent or vote of any class of Investor Certificates, each class of Notes of a Single Issuance Series and each tranche of Notes of a Multiple Issuance Series will be treated as a class of Investor Certificates under the Pooling and Servicing Agreement.

      SECTION 1008. Amendments to the Trust Agreement. (a) Without the consent of the Holders of any Notes, the Issuer Trustee (at the written direction of the Managing Beneficiary) and the Banks may amend the Trust Agreement so long as such amendment will not adversely affect the interests of the Noteholders in any material respect and the Rating Agencies confirm in writing that the amendment will not cause a Ratings Effect.

     (b) With written confirmation from each applicable Rating Agency that there will be no Ratings Effect and the consent of the Holders of not less than 66 2/3% in Outstanding Dollar Principal Amount of the Outstanding Notes affected by such amendment, by Act of said Holders delivered to the Master Trust Trustee, the Banks and the Issuer Trustee (at the written direction of the Managing Beneficiary) may amend the Trust Agreement for the purpose of adding, changing or eliminating any provisions of the Trust Agreement or of modifying the rights of those Noteholders.

      SECTION 1009. Notice. If the Issuer, as holder of the Collateral Certificate for the benefit of the Noteholders, receives a request for a consent to any amendment, modification, waiver or supplement under this Indenture, the Pooling and Servicing Agreement, the Trust Agreement or other document contemplated herein, the Issuer will forthwith provide notice of such proposed amendment, modification, waiver or supplement, as provided in Section 106 to each Noteholder as of such date that is entitled to vote on a consent to such matter and to each Rating Agency. The Issuer will request from such Noteholders directions as to (i) whether or not the Issuer should take or refrain from taking any action which the holder of the Collateral Certificate has the option to direct, (ii) whether or not to give or execute any waivers, consents, amendments, modifications or supplements as a holder of such Collateral Certificate and (iii) how to vote the Collateral Certificate if a vote has been called for with respect thereto; provided, that, in directing any action or casting any vote or giving any consent as the holder of the Collateral Certificate, the Issuer will vote or consent with respect to such Collateral Certificate the

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

applicable series, class or tranche, as the case may be, in the same proportion as the Notes were actually voted by Holders thereof as notified by such Noteholders to the Issuer at least two Business Days before the Issuer takes such action or casts such vote or gives such consent.


                                   ARTICLE XI

              Representations, Warranties and Covenants of Issuer

      SECTION 1101. Payment of Principal and Interest. With respect to each series, class or tranche of Notes, the Issuer will duly and punctually pay the principal of and interest on such Notes in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in this Indenture for the benefit of, the Notes of such series, class or tranche.

      SECTION 1102. Maintenance of Office or Agency. The Issuer will maintain an office, agency or Paying Agent in each Place of Payment where Notes may be presented or surrendered for payment, where Notes may be surrendered for transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Issuer will fail to maintain such office or agency or will fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

      SECTION 1103. Money for Note Payments to be Held in Trust. The Paying Agent, on behalf of the Trustee, will make distributions to Noteholders from the Collection Account or other applicable Account pursuant to the provisions of
Article V of this Indenture or any supplement thereto and will report the amounts of such distributions to the Trustee. Any Paying Agent will have the revocable power to withdraw funds from the Collection Account or other applicable Account for the purpose of making the distributions referred to above. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent has failed to perform its obligations under this Indenture or any supplemental indenture in any material respect. The Paying Agent upon removal will return all funds in its possession to the Trustee.

     The Issuer will cause each Paying Agent (other than the Trustee) for any series, class or tranche of Notes to execute and deliver to the Trustee an instrument in which such Paying Agent will agree with the Trustee (and if the Trustee acts as Paying Agent, it so agrees), subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums held by it for the payment of principal of or interest on Notes of such series, class or tranche in trust for the benefit of the Persons entitled thereto until such sums will be paid to such Persons or otherwise disposed of as herein provided;

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

          (b) if such Paying Agent is not the Trustee, give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes of such series, class or tranche) in the making of any such payment of principal or interest on the Notes of such series, class or tranche;

          (c) if such Paying Agent is not the Trustee, at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

          (d) immediately resign as a Paying Agent and, if such Paying Agent is not the Trustee, forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards described in this Section required to be met by a Paying Agent at the time of its appointment; and

          (e) comply with all requirements of the Internal Revenue Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series, class or tranche of Notes or for any other purpose, pay, or by Issuer Certificate direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent in respect of each and every series, class or tranche of Notes as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Issuer in respect of all Notes, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent will be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of or interest on any Note of any series, class or tranche and remaining unclaimed for two years after such principal or interest has become due and payable will be paid to the Issuer upon request in an Issuer Certificate, or (if then held by the Issuer) will be discharged from such trust; and the Holder of such Note will thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, will thereupon cease. The Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer give notice to the Holders of the Notes as to which the money to be repaid was held in trust, as provided in Section 106, a notice that such funds remain unclaimed and that, after a date specified in the notice, which will not be less than 30 days from the date on which the notice was first mailed or published to the Holders of the Notes as to which the money to be repaid was held in trust, any unclaimed balance of such funds then remaining will be paid to the Issuer free of the trust formerly impressed upon it.

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

     The Issuer initially authorizes Citibank, N.A., to act as Paying Agent for the Notes on its behalf. The Issuer may at any time and from time to time authorize one or more Persons (including the Trustee) to act as Paying Agent in addition to or in place of Citibank, N.A. with respect to any series, class or tranche of Notes issued under this Indenture.

     Each Paying Agent will at all times, have a combined capital and surplus of at least $50,000,000, and be subject to supervision or examination by a United States Federal or State authority or be regulated by or subject to the supervision or examination of a governmental authority of a nation that is a member of the Organization for Economic Co-operation and Development. If such Paying Agent publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Paying Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

      SECTION 1104. Statement as to Compliance. The Issuer will deliver to the Trustee and the Rating Agencies, on or before April 30 of each year, beginning in 2001, a written statement signed by an Issuer Authorized Officer, stating that:

          (a) a review of the activities of the Issuer during the prior year and of the Issuer's performance under this Indenture and under the terms of the Notes has been made under such Issuer Authorized Officer's supervision; and

          (b) to the best of such Issuer Authorized Officer's knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant (without regard to any grace period or requirement of notice), specifying each such default known to such Issuer Authorized Officer and the nature and status thereof.

      SECTION 1105. Legal Existence. The Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence.

      SECTION 1106. Further Instruments and Acts. Upon request of the Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

      SECTION 1107. Compliance with Laws. The Issuer will comply with the requirements of all applicable laws, the noncompliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes or this Indenture.

      SECTION 1108. Notice of Events of Default. The Issuer agrees to give the Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each default

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

on the part of the Master Trust or the Sellers of their respective obligations under the Pooling and Servicing Agreement, and any default of a Derivative Counterparty.

      SECTION 1109.  Certain Negative Covenants.  The Issuer will not:

          (a) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts withheld in good faith from such payments under the Internal Revenue Code or other applicable tax law);

          (b) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Secured Parties created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby;

          (c) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien in favor of the Secured Parties created by this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof; or

          (d) permit the lien in favor of the Secured Parties created by this Indenture not to constitute a valid security interest in the Collateral; or

          (e) voluntarily dissolve or liquidate.

      SECTION 1110. No Other Business. The Issuer will not engage in any business other than as permitted under the Trust Agreement.

      SECTION 1111. No Borrowing. The Issuer will not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness for borrowed money except for the Notes.

      SECTION 1112. Excluded Series. The Issuer will notify the Master Trust with respect to each Due Period of the extent to which any series of Notes constitutes an Excluded Series under the Series 2000 Supplement.

      SECTION 1113. Rule 144A Information. For so long as any of the Notes of any series, class or tranche are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Exchange Act, the Issuer agrees to provide to any Noteholder of such series, class or tranche and to any prospective purchaser of Notes designated by such Noteholder, upon the request of such Noteholder or prospective purchaser, any information required to be provided to such Holder or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Exchange Act.

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

                                   ARTICLE XII

                            Early Redemption of Notes

      SECTION 1201. Applicability of Article. Pursuant to the terms of this Article, the Issuer will redeem and pay, provided that funds are available, each affected series, class or tranche of Notes upon the occurrence of any Early Redemption Event. Unless otherwise specified in the applicable terms document creating a series, class or tranche of Notes, or in the form of Notes for such series, class or tranche, the following are "Early Redemption Events":

          (a) with respect to any tranche of Notes, the occurrence of the Expected Principal Payment Date of such Notes;

          (b) the occurrence of any Amortization Event as defined in the Pooling and Servicing Agreement with respect to the Collateral Certificate;

          (c) mandatory prepayment of the entire Collateral Certificate resulting from a breach of a representation or warranty by the Banks under the Pooling and Servicing Agreement;

          (d) with respect to any tranche of Notes, at any time a Payment Request with respect to a requested payment of Available Investor Principal Collections has been issued with respect to such tranche of Notes, the Portfolio Yield (as defined in the Pooling and Servicing Agreement) for any Due Period will be less than the Weighted Average Interest Rates for all tranches of Notes of that Group as of the last day of such Due Period;

          (e) the amount of Surplus Finance Charge Collections averaged over any three consecutive Due Periods will be less than the Required Surplus Finance Charge Amount for the last of such three consecutive Due Periods;

          (f) the Issuer becomes an investment company within the meaning of the Investment Company Act;

          (g) with respect to any tranche of Notes (other than a tranche of RSP Notes) that has funds on deposit in a Principal Funding sub-Account, with respect to any Due Period, the product of

               (i) the total amount of Principal Receivables in the Master Trust as of the last day of such Due Period,

               (ii) the Series 2000 Allocation Percentage (as defined in the Series 2000 Supplement) for such Due Period, expressed as a decimal, and

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

               (iii) the difference of 100% minus the Floating Allocation Percentage (as defined in the Series 2000 Supplement) for such Due Period, expressed as a decimal,

     will fail to equal at least the amount on deposit in the Principal Funding Account of all tranches of Notes (other than tranches of RSP Notes) as of the last day of such Due Period; or

          (h) with respect to any series, class or tranche of Notes, any additional Early Redemption Event specified in the terms document for such series, class or tranche as applying to such series, class or tranche, or specified in the form of Note for such series, class or tranche.

     The redemption price of a tranche of Notes so redeemed will equal the Outstanding Dollar Principal Amount of such tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption, the payment of which will be subject to Article V.

     If the Issuer is unable to pay the redemption price in full on the Monthly Principal Date following the end of the Due Period in which the Early Redemption Event occurs, monthly payments on such tranche of Notes will thereafter be made on each following Monthly Principal Date until the Outstanding Dollar Principal Amount of such tranche, plus all accrued and unpaid interest, is paid in full or the Legal Maturity Date occurs, whichever is earlier, subject to Article V. Any funds in the Principal Funding Account, the Interest Funding Account and, in the case of Class C Notes, the Class C Reserve Account for a redeemed tranche will be applied to make the principal and interest payments on that tranche on the redemption date, subject to Article V. Principal payments on redeemed tranches will be made first to the Class A Notes until paid in full, then to the Class B Notes until paid in full and finally to the Class C Notes until paid in full.

      SECTION 1202. Optional Repurchase. (a) Unless otherwise provided in the applicable terms document for a tranche of Notes, the Issuer has the right, but not the obligation, to redeem a tranche of Notes of a Multiple Issuance Series in whole but not in part on any day on or after the day on which the aggregate Nominal Liquidation Amount of such tranche is reduced to less than 5% of its Initial Dollar Principal Amount; provided, however, that if such tranche of Notes is of a subordinated class, the Issuer will not redeem such Notes if it will leave the senior classes of Notes of that series with less than the applicable Required Subordinated Amount. If the Issuer elects to redeem a tranche of Notes of a Multiple Issuance Series, it will notify the Holders of such redemption at least 30 days prior to the redemption date. The redemption price of a tranche so redeemed will equal the Outstanding Dollar Principal Amount of such tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption, the payment of which will be subject to Article V.

     (b) Unless otherwise provided in the applicable terms document for a series of Notes of a Single Issuance Series, the Issuer has the right, but not the obligation, to redeem Notes of a Single Issuance Series in whole but not in part on any day on or after the day on which the aggregate Nominal Liquidation Amount of such series is reduced to less than 5% of its Initial Dollar Principal Amount. If the Issuer elects to redeem Notes of a Single Issuance Series, it will notify the Holders of such redemption at least 30 days prior to the redemption date. The redemption price of a series so redeemed will equal the Outstanding Dollar Principal Amount of such series, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption, the payment of which will be subject to
Article V.

     If the Issuer is unable to pay the redemption price in full on the redemption date, monthly payments on such tranche of Notes will thereafter be made until the Outstanding Dollar Principal Amount of such tranche, plus all accrued and unpaid interest, is paid in full or the Legal Maturity Date occurs, whichever is earlier, subject to Article V. Any funds in the Principal Funding Account, the Interest Funding Account and, in the case of Class C Notes, the Class C Reserve Account for a redeemed tranche will be applied to make the principal and interest payments on that tranche on the redemption date, subject to Article V. Principal payments on redeemed tranches will be made first to the Class A Notes until paid in full, then to the Class B Notes until paid in full and finally to the Class C Notes until paid in full.

      SECTION 1203. Notice. Promptly after the occurrence of any Early Redemption Event or a redemption pursuant to Section 1202, the Issuer will notify the Trustee and the Rating Agencies in writing of the identity, stated principal amount and Outstanding Dollar Principal Amount of the affected series, class or tranche of Notes to be redeemed. Notice of redemption will promptly be given as provided in Section 106. All notices of redemption will state (a) the date on which the redemption of the applicable series, class or tranche of Notes pursuant to this Article will begin, (b) the redemption price for such series, class or tranche of Notes, which will be equal to the Outstanding Dollar Principal Amount of such series, class or tranche plus interest accrued or principal accreted and unpaid (if any), the payment of which will be subject to
Article V and (c) the series, class or tranche of Notes to be redeemed pursuant to this Article.


                                  ARTICLE XIII

                                   Collateral

      SECTION 1301. Recording, Etc. (a) The Issuer intends the Security Interest granted pursuant to this Indenture in favor of the Secured Parties to be prior to all other liens in respect of the Collateral. Subject to Section 1303, the Issuer will take all actions necessary to obtain and maintain a perfected lien on and security interest in the Collateral in favor of the Secured Parties. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Issuer, and will take such other action necessary or advisable to:

          (i) grant a Security Interest more effectively in all or any portion of the Collateral;

          (ii) maintain or preserve the Security Interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of or protect the validity of any grant made or to be made by this Indenture;

          (iv) enforce the Collateral Certificate, the Derivative Agreements and each other instrument or agreement included in the Collateral;

          (v) preserve and defend title to the Collateral and the rights of the Secured Parties in such Collateral against the claims of all persons and parties; or

          (vi) pay all taxes or assessments levied or assessed upon the Collateral when due.

     (b) The Issuer will from time to time promptly pay and discharge all financing and continuation statement recording and/or filing fees, charges and taxes relating to this Indenture, any amendments thereto and any other instruments of further assurance. The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute, upon the Issuer's failure to do so, any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section.

     (c)  Without limiting the generality of clauses (a)(ii) or (a)(iii):

          (i) The Issuer will cause this Indenture, all amendments and supplements hereto and/or all financing statements and continuation statements and any other necessary documents covering the Secured Parties' right, title and interest to the Collateral to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee and the other Secured Parties to all property comprising the Collateral. The Issuer will deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing.

          (ii) Within 30 days after the Issuer makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (d)(i) seriously misleading within the meaning of Section 9-402(7) (or any comparable provision) of the UCC, the Issuer will give the Trustee notice of any such change and will file such financing statements or amendments as may be necessary to continue the perfection of the Secured Parties' security interest in the Collateral.

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

          (d) The Issuer will give the Trustee prompt notice of any relocation of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and will file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Secured Parties' security interest in the Collateral. The Issuer will at all times maintain its principal executive offices within the United States.

     (e) The duty of the Trustee to execute any instrument required pursuant to this Section will arise only if the Trustee has knowledge of the type described in Section 701(c) of any default of the Issuer in complying with the provisions of this Section.

      SECTION 1302. Trust Indenture Act Requirements. The release of any Collateral, from the lien created by this Indenture or the release of, in whole or in part, such liens, will not be deemed to impair the Security Interests in contravention of the provisions hereof if and to the extent the Collateral or liens are released pursuant to the terms hereof. The Trustee and each of the other Secured Parties acknowledge that a release of Collateral or liens strictly in accordance with the terms hereof will not be deemed for any purpose to be an impairment of the Security Interests in contravention of the terms of this Indenture. To the extent applicable, without limitation, the Issuer and each other obligor on the Notes will cause TIA (S) 314(d) relating to the release of property or securities from the liens hereof to be complied with. Any certificate or opinion required by TIA (S) 314(d) may be made by an officer of the appropriate obligor, except in cases in which TIA (S) 314(d) requires that such certificate or opinion be made by an independent person.

      SECTION 1303. Suits To Protect the Collateral. Subject to the provisions of this Indenture, the Trustee will have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect their interests and the interests of the Trustee and the Holders of the Notes in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Security Interests or be prejudicial to the interests of the Holders of the Notes or the Trustee). No counterparties to a Derivative Agreement may direct the Trustee to enforce the Security Interest. Each counterparty's rights consist solely of the right to receive Collections allocated for its benefit pursuant to Article V.

      SECTION 1304. Purchaser Protected. In no event will any purchaser in good faith of any property purported to be released hereunder be bound to ascertain the authority of the Trustee to execute the release or to inquire as to the satisfaction of any conditions required by the provisions hereof for the exercise of such authority or to see to the application of any consideration given by such purchaser or other transferee; nor will any purchaser or other transferee of any property or rights permitted by this Article to be sold be under any obligation to ascertain or inquire into the authority of the Issuer or any other obligor, as applicable, to make any such sale or other transfer.

      SECTION 1305. Powers Exercisable by Receiver or Trustee. In case the Collateral will be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article upon the Issuer or any other obligor, as applicable, with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee will be deemed the equivalent of any similar instrument of the Issuer or any other obligor, as applicable, or of any officer or officers thereof required by the provisions of this Article.

      SECTION 1306. Determinations Relating to Collateral. In the event (i) the Trustee will receive any written request from the Issuer or any other obligor for consent or approval with respect to any matter or thing relating to any Collateral or the Issuer's or any other obligor's obligations with respect thereto or (ii) there will be due to or from the Trustee under the provisions hereof any performance or the delivery of any instrument or (iii) the Trustee will become aware of any nonperformance by the Issuer or any other obligor of any covenant or any breach of any representation or warranty of the Issuer or any other obligor set forth in this Indenture, then, in each such event, the Trustee will be entitled to hire experts, consultants, agents and attorneys to advise the Trustee on the manner in which the Trustee should respond to such request or render any requested performance or response to such nonperformance or breach (the expenses of which will be reimbursed to the Trustee pursuant to Section 807). The Trustee will be fully protected in the taking of any action recommended or approved by any such expert, consultant, agent or attorney or agreed to by the Majority Holders of the Outstanding Notes.

      SECTION 1307. Release of Collateral. (a) Subject to the payment of its fees and expenses pursuant to Section 807, the Trustee will, at the request of the Issuer or when otherwise required by the provisions of this Indenture, execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article will be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any funds.

     (b) Upon delivery of an Issuer Certificate certifying that the Issuer's obligations under this Indenture have been satisfied and discharged by complying with the provisions of this Article, the Trustee will (i) execute and deliver such releases, termination statements and other instruments (in recordable form, where appropriate) as the Issuer or any other obligor, as applicable, may reasonably request evidencing the termination of the Security Interests created by this Indenture and (ii) not be deemed to hold the Security Interests for the benefit of the Secured Parties.

     (c) The Banks and the Noteholders will be entitled to receive at least 10 days written notice when the Trustee proposes to take any action pursuant to clause (a), accompanied by copies of any instruments involved, and the Trustee will also be entitled to require, as a condition to such action, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

      SECTION 1308. Certain Actions by Trustee. Any action taken by the Trustee pursuant to this Article in respect of the release of Collateral will be taken by the Trustee as its interest in such Collateral may appear, and no provision of this Article is intended to, or will, excuse compliance with any provision hereof.

      SECTION 1309. Opinions as to Collateral. (a) On the Effective Date, the Issuer will furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to create, continue, perfect and maintain the Security Interest granted by this Indenture in favor of the Secured Parties and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to do so.

     (b) On or before March 31 in each calendar year, beginning in 2001, the Issuer will furnish to the Trustee an Opinion of Counsel with respect to each Uniform Commercial Code financing statement which has been filed by the Issuer either stating that, (i) in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and Security Interest created by this Indenture and reciting the details of such action or
(ii) in the opinion of such counsel no such action is necessary to maintain such lien and Security Interest. Such Opinion of Counsel will also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and Security Interest of this Indenture until March 31 in the following calendar year.

      SECTION 1310. Delegation of Duties. The Issuer may contract with or appoint other Persons (including the Banks and their Affiliates) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee in an Issuer Certificate will be deemed to be action taken by the Issuer.

                                   ARTICLE XIV

                                  Miscellaneous

      SECTION 1401. No Petition. The Trustee, by entering into this Indenture, each Derivative Counterparty, by designating that the obligations of the Issuer pursuant to the applicable Derivative Agreement are secured by the Collateral, and each Noteholder, by accepting a Note, agrees that it will not at any time institute against the Banks or the Issuer, or join in any institution against the Banks or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any Derivative Agreement.

      SECTION 1402. Trust Obligations. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Issuer Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Issuer Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Issuer Trustee or of any successor or assign of the Issuer Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Issuer Trustee has no such obligations in its individual capacity).

      SECTION 1403. Limitations on Liability. (a) It is expressly understood and agreed by the parties hereto that (i) this Indenture is executed and delivered by the Managing Beneficiary not individually or personally but solely as Managing Beneficiary, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Managing Beneficiary but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Managing Beneficiary individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Indenture and by any Person claiming by, through or under them and (iv) under no circumstances will the Managing Beneficiary be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any related documents.

     (b) Neither the Issuer Trustee nor the Banks, nor any other beneficiary of the Issuer nor any of their respective officers, directors, employers or agents will have any liability with respect to this Indenture, and recourse may be had solely to the Collateral pledged to secure the Notes issued by Citibank Credit Card Issuance Trust.

      SECTION 1404. Notes Treated as Debt. The Issuer and the Noteholders agree that the Notes are intended to be debt of the Banks for federal, state and local income and franchise tax purposes and agree to treat the Notes accordingly for all such purposes, unless otherwise required by a taxing authority.

      SECTION 1405. Actions Taken by the Issuer. Any and all actions that are to be taken by the Issuer will be taken by either the Managing Beneficiary or the Issuer Trustee on behalf of the Issuer.

      SECTION 1406. Derivative Counterparty as Third-Party Beneficiary. Each Derivative Counterparty is a third-party beneficiary of this Indenture to the extent specified in the applicable Derivative Agreement or terms document.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                              CITIBANK CREDIT CARD ISSUANCE TRUST,

                              by  CITIBANK (SOUTH DAKOTA), N.A., as Managing
                                   Beneficiary


                              By: /s/ Douglas C. Morrison
                                  ----------------------------
                                      Douglas C. Morrison
                                      Vice President

Attest:

/s/ David L. Zimbeck
--------------------

                              BANKERS TRUST COMPANY, as Trustee


                              By: /s/ Charles C. Greiter
                                  ----------------------------
                                      Charles C. Greiter
                                      Vice President

Attest:

/s/ Kevin Doyle Plein
---------------------

STATE OF SOUTH DAKOTA           )
                                ) ss:
COUNTY OF MINNEHAHA             )


        On September 26, 2000, before me personally came Douglas C. Morrison, to me known, who, being by me duly sworn, did depose and say that he resides at 701 East 60th Street North, Sioux Falls, SD 57117; and that he is a Vice President of Citibank (South Dakota), N.A., not acting in its individual capacity but solely as Managing Beneficiary of Citibank Credit Card Issuance Trust, one of the parties described in and which executed the above instrument.


                                                /s/ Louise M. Sandoval
                                                ----------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires: April 1, 2006

STATE OF NEW YORK               )
                                ) ss:
COUNTY OF NEW YORK              )


        On September 26, 2000, before me personally came Charles C. Greiter, to me known, who, being by me duly sworn, did depose and say that he resides at 4 Albany Street, New York, New York; and that he is a Vice President of Bankers Trust Company, not acting in its individual capacity but solely as Trustee, one of the parties described in and which executed the above instrument.


                                            /s/ E. Randolph Harrison III
                                            ----------------------------
                                            E. Randolph Harrison III
                                            Notary Public, State of New York
                                            No. 31-5040995
                                            Qualified in New York County
                                            Commission Expires March 27, 2001

[Notarial Seal]

                                                                         ANNEX I

                              Threshold Conditions
                              --------------------

                      Characteristics of Tranches of Notes
                        Not Needing Separate Tax Opinions
                                on Issuance Date


1. At the time of issuance, the tranche of Notes will be rated no lower than the following ratings categories by at least one Rating Agency:

                  Note                     Rating
                ---------      ------------------------------------
                Class A           AAA or its equivalent for
                                  long-term Notes, or A-1+/P-1
                                  or its equivalent for
                                  commercial paper Notes

                Class B           A or its equivalent

                Class C           BBB or its equivalent


2. The tranche of Notes does not have a yield (based on its initial yield in the case of a tranche of floating rate Notes) in excess of the yield of United States Treasury obligations for a comparable maturity plus 500 basis points.

3. The Initial Dollar Principal Amount of the tranche of Notes is less than $500,000,000 for Class A Notes, $250,000,000 for Class B Notes, or $250,000,000 for Class C Notes.

4. The Expected Principal Payment Date of the tranche of Notes is no more than ten years after the issuance date for Class B Notes or Class C Notes, or twelve years after the issuance date for Class A Notes.

5. The tranche of Notes has a single Expected Principal Payment Date on which all principal of that tranche is expected to be paid.

6. The Legal Maturity Date of the tranche of Notes is no more than two years after its Expected Principal Payment Date.

7. Unless the Expected Principal Payment Date of the tranche of Notes is within one year of the issuance date, all interest is payable at least annually.

8. If the tranche of Notes does not bear interest at a single fixed rate, the tranche bears interest at a floating rate, reset at least annually, equal to (i) 100% of a single market-based interest index such as LIBOR, the federal funds rate, or the prime rate, (ii) plus or minus a single fixed spread, if desired, and (iii) subject to a single fixed cap and/or single fixed floor, if desired. However, the interest rate for the first period may be set at a rate approximating the rate that would be set by the formula.

9. No payments of principal of or interest on the tranche of Notes are subject to any contingencies other, with respect to principal, than the availability of funds pursuant to the Indenture and subordination.

10. The issuance price of the tranche of Notes is at least 90% of the principal amount, and no more than 102% of the principal amount.

11.  The Notes of the tranche are in registered (not bearer) form.

12. Provisions for payments of the tranche of Notes after an Event of Default relating to a Derivative Agreement are as described in base Prospectus contained in the original effective registration statement filed with respect to the Notes.

13. At the time of issuance of the tranche of Notes, as to then Outstanding Notes or outstanding Master Trust investor certificates, (i) no Notes or Master Trust investor certificates have been downgraded (and continue to have the downgraded rating) or are on credit watch with negative implications by any Rating Agency that rates the Notes or the Master Trust investor certificates; (ii) no series or class of Master Trust investor certificates has had an Early Amortization Event (as defined in the Pooling and Servicing Agreement), and no event has occurred that, with the passage of time, would become an Early Amortization Event of any series or class of Master Trust investor certificates; (iii) no series, class or tranche of Notes has had an Early Redemption Event or Event of Default, and no event has occurred that, with the passage of time, would become an Early Redemption Event or Event of Default of any series, class or tranche of Notes; (iv) no unreimbursed draws have been made on any reserve account or cash collateral account for the benefit of any tranche of Notes or series of Master Trust investor certificates; and (v) neither the Issuer nor the Master Trust is in default of any payment owed by it to a Derivative Counterparty or other derivative counterparty or third-party enhancer; provided, however, that clauses (i), (ii), (iii) and (iv) will not apply if
     (x) the event described therein is due solely to the credit of a Derivative Counterparty or other derivative counterparty or third-party enhancer and/or the default of such Person in a payment obligation to the Issuer or the Master Trust, and (y) such Person is not a Derivative Counterparty, other derivative counterparty or third-party enhancer with respect to the new issuance of Notes.

14. The tranche of Notes has no material terms not described in the base Prospectus contained in the original effective registration statement filed with respect to the Notes, and that tranche's subordination features, acceleration provisions and remedies are as described in that Prospectus.

15. The tranche of Notes meet any other conditions that may be added from time to time by a Rating Agency then rating the Notes of the Issuer.

Any of the foregoing conditions may be eliminated or relaxed with the consent of the Rating Agencies then rating the Notes.

                                                            EXHIBIT A

                           [FORM OF] PAYMENT REQUEST



From: Citibank (South Dakota), N.A., as
      Series 2000 Certificate
      Representative under the Series 2000
      Supplement and as Managing
      Beneficiary of the Citibank Credit
      Card Issuance Trust

To:   Citibank (South Dakota), N.A., as
      Servicer under Citibank Credit Card
      Master Trust I

Date:


                       Citibank Credit Card Master Trust I
                            Series 2000 Certificates
                          Due Period ending       , 20

Reference is made to the Series 2000 Supplement, dated as of September 26, 2000 (as amended, supplemented and otherwise modified, the "Series 2000 Supplement"), among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Bankers Trust Company, as Trustee on be half of the Certificateholders, and the Indenture, dated as of September 26, 2000 (as amended, supplemented and otherwise modified, the "Indenture"), among Citibank Credit Card Issuance Trust, as Issuer, and Bankers Trust Company, as Trustee on behalf of the Noteholders. Terms used herein have the meanings provided in the Series 2000 Supplement or the Indenture, as applicable.

The Series 2000 Certificate Representative requests the following payments with respect to the Series 2000 Certificates be made on the following dates:

A.   Allocations of Investor Finance Charge Collections available pursuant to
     Section 4.02 of the Series 2000 Supplement.

     1.   Required pursuant to Section 501(a) of the Indenture (to pay accrued and unpaid fees and expenses of, and other amounts due to, the
          Indenture Trustee pursuant to Section 807 of the Indenture, to be paid as soon as practicable after the end of the applicable Due
          Period)............................................................... $________

     2. Required pursuant to Section 501(b) of the Indenture (to make the targeted deposits to the Interest Funding Account pursuant to Section 503 of the Indenture, to be paid on the applicable Interest Deposit
          Date)

--------------------------------------------------------
 Tranche       Monthly Interest Date            Amount
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------

                                  Total............$________

     3. Required pursuant to Section 501(d) of the Indenture (to increase the Invested Amount of the Series 2000 Certificate or reimburse any Receivables Sales Proceeds Deposit Deficit pursuant to Section 527 of the Indenture, to be paid to the Servicer as soon as practicable after the end of the applicable Due Period)....$________

     4. Required pursuant to Section 501(c) of the Indenture (to make the targeted deposits to the Class C Reserve Account pursuant to Section 518 of the Indenture, on the applicable Monthly Interest Date)


--------------------------------------------------------
 Tranche       Monthly Interest Date            Amount
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------

                                  Total............$___________

     5. Required pursuant to Section 501(e) of the Indenture (to make any other payment or deposit required by the terms document of any series, class or tranche of Notes)

--------------------------------------------------------
 Tranche       Monthly Interest Date            Amount
--------------------------------------------------------
                                             $
--------------------------------------------------------

--------------------------------------------------------
 Tranche       Monthly Interest Date            Amount
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------

                                  Total............................$________

     6. Balance of the Investor Finance Charge Collections to be paid to the Issuer pursuant to Section 501(f) of the Indenture as soon as practicable after the end of the applicable Due Period...$________

B. Allocations of Available Investor Principal Collections available pursuant to Section 4.02 of the Series 2000 Supplement.

     1. Required pursuant to Section 502(a) of the Indenture (to be reallocated to pay deficiencies in targeted deposits to the Interest Funding Account pursuant to A2, subject to the limitations set forth in the Indenture, to be paid on the applicable Interest Deposit Date)

--------------------------------------------------------
 Tranche       Monthly Interest Date            Amount
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------

                                  Total............$___________

     2. Required pursuant to Section 502(b) of the Indenture (to make the targeted deposits to the Principal Funding Account pursuant to Section 508 of the Indenture, to be paid on the applicable Principal Deposit
          Date)

--------------------------------------------------------
 Tranche       Monthly Interest Date            Amount
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------
                                             $
--------------------------------------------------------

--------------------------------------------------------
 Tranche       Monthly Interest Date            Amount
--------------------------------------------------------
                                             $
--------------------------------------------------------

                                  Total............$___________

       IN WITNESS WHEREOF, each of the undersigned has duly executed and
delivered this Payment Request on             , 20  .



                                    CITIBANK CREDIT CARD ISSUANCE TRUST, as
                                    Issuer

                                    By:  CITIBANK (SOUTH DAKOTA), N.A., as
                                         Series 2000 Certificate Representative
                                         and as Managing Beneficiary

                                    By: __________________________
                                    Name:
                                    Title:

                                    By: CITIBANK (SOUTH DAKOTA), N.A., as
                                    Servicer

                                    By: __________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT B


                    [FORM OF] MONTHLY COMPUTATION STATEMENT


                                     Date:

                      Citibank Credit Card Master Trust I
                            Series 2000 Certificate
                      Due Period ending              , 20

Reference is made to the Series 2000 Supplement, dated as of September 26, 2000 (as amended, supplemented and otherwise modified, the "Series 2000 Supplement"), among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Bankers Trust Company, as Trustee on be half of the Certificateholders, and the Indenture, dated as of September 26, 2000 (as amended, supplemented and otherwise modified, the "Indenture"), among Citibank Credit Card Issuance Trust, as Issuer and Bankers Trust Company, as Trustee on behalf of the Noteholders. Terms used herein have the meanings provided in the Series 2000 Supplement or the Indenture, as applicable.

The following computations are as of the end of the Due Period ending         ,
20    (the "applicable Due Period"):

A. Increases in the components of the Series 2000 Invested Amount, the Series Adjusted Invested Amount for Series 2000 and the principal amount of the Series 2000 Certificates, as of the end of the applicable Due Period

     1. The cumulative sum of the Initial Dollar Principal Amount of each tranche of Notes as of the end of the applicable Due Period pursuant to Section 5.01(a)(x)(i) of the Series 2000 Supplement and clause (a) of the definition of "Nominal Liquidation Amount" in the Indenture

          From all prior Due Periods............     $________

          From the applicable Due Period........     $________

          Total.................................     $________

    2(a). The cumulative sum of accretions of principal on Discount Notes targeted to be deposited in the Interest Funding Account pursuant to
          Section 503(f) of the Indenture and Section 5.01(a)(x)(ii)(A) of the Series 2000 Supplement, whether or not actually deposited and paid by the Issuer to the Master Trust pursuant to Sections 507(b) and 520(a) of the Indenture for reinvestment in the Series 2000 Invested Amount pursuant to Sections 4.03(e)

          From all prior Due Periods............ $________

          From the applicable Due Period........ $________

          Total............................................ $________

   2(b). The cumulative sum of accretions of principal on Discount Notes actually paid by the Issuer to the Master Trust for reinvestment in the Series 2000 Invested Amount pursuant to Sections 4.03(e) and 5.01(a)(x)(ii)(B) of the Series 2000 Supplement and Sections 5.07(b) and 520(a) of the Indenture

          From all prior Due Periods............ $________

          From the applicable Due Period........ $________

          Total............................................ $________

     3. The cumulative sum of principal collections paid by the Issuer to the Master Trust for reinvestment in the Series 2000 Invested Amount pursuant to Sections 4.03(f) and 5.01(a)(x)(iii) of the Series 2000 Supplement and Sections 502(a) and 520(c) of the Indenture

          From all prior Due Periods............ $________

          From the applicable Due Period........ $________

          Total............................................ $________

     4. The cumulative sum of reimbursements of Series 2000 Invested Amount Deficit from Allocable Miscellaneous Payments retained by the Master Trust for reinvestment in the Series 2000 Invested Amount pursuant to Sections 4.03(b)(i) and 5.01(a)(x)(iv) of the Series 2000 Supplement and Section 527(e)(i) of the Indenture

          From all prior Due Periods............ $________

          From the applicable Due Period........ $________

          Total............................................ $________

     5. The cumulative sum of reimbursements of Series 2000 Invested Amount Deficit made pursuant to Sections 4.02(a)(ii)(C), 4.03(c) and 5.01(a)(x)(v) of the Series 2000 Supplement and Sections 520(b) and 527(f)(i) of the Indenture

          From all prior Due Periods............ $________

          From the applicable Due Period........ $________

          Total............................................ $________

B. Decreases in the components of the Series 2000 Invested Amount, the Series Adjusted Invested Amount for Series 2000, and the principal amount of the Series 2000 Certificates as of the end of the applicable Due Period

    1(a). The cumulative sum of all Principal Collections paid to the Issuer pursuant to Section 4.02(b)(ii) or Section 4.02(c)(ii) of the Series Supplement which are reallocated pursuant to Section 502(a) of the Indenture and Section 5.01(a)(y)(i) of the Series 2000 Supplement to make targeted deposits to the Interest Funding Account

          From all prior Due Periods............ $________

          From the applicable Due Period........ $________

          Total............................................ $________


    1(b). The cumulative sum of all Principal Collections paid to the Issuer pursuant to Section 4.02(b)(ii) or Section 4.02(c)(ii) of the Series Supplement which are reallocated pursuant to Section 502(a) of the Indenture and Section 5.01(a)(y)(i) of the Series 2000 Supplement to make targeted deposits to the Interest Funding Account that in each case resulted in a reduction of the Nominal Liquidation Amount of Notes that were Revolving Notes at the time of such reduction

          From all prior Due Periods............ $________

          From the applicable Due Period........ $________

          Total............................................ $________

    2(a). The cumulative sum of all payments of Principal Collections paid to the Issuer (other than those referred to in item B1 above)

          From all prior Due Periods............ $________

          From the applicable Due Period........ $________

          Total............................................ $________

    2(b). With respect to all tranches of Notes that were Revolving Notes at the time of such payment, the cumulative sum of all payments of principal collections to the Issuer (other than those referred to in item B1 above) on deposit in the Principal Funding Account or withdrawn from the Principal Funding Account pursuant to Section 511(a), (b) or (c) of the Indenture

          From all prior Due Periods............ $________

          From the applicable Due Period........ $________

          Total............................................ $________

     3. With respect to each tranche of RSP Notes, an aggregate amount equal to the Nominal Liquidation Amount of each such tranche immediately before giving effect to the applicable sale of Receivables pursuant to Sections 4.01(a)(y)(iii) 7.03 of the Series 2000 Supplement and
          Section 523 of the Indenture

          From all prior Due Periods............ $________

          From the applicable Due Period........ $________

          Total............................................ $________

    4(a). Investor Charge-Offs allocated to the Series 2000 Certificate pursuant to Sections 4.03(a) and 5.02(a)(y)(iv) of the Series 2000 Supplement, to the extent that such Investor Charge-Offs reduce the aggregate Nominal Liquidation Amount of the Notes pursuant to Section 526(e)(i) of the Indenture

          From all prior Due Periods............ $________

          From the applicable Due Period........ $________

          Total............................................ $________

    4(b). Investor Charge-Offs allocated to the Series 2000 Certificate pursuant to Sections 4.03(a) and 5.02(a)(y)(iv) of the Series 2000 Supplement, to the extent that such Investor Charge-Offs reduce the aggregate Nominal Liquidation Amount of the Notes pursuant to Section 526(e)(i) of the Indenture that were Revolving Notes at the time of such reduction

          From all prior Due Periods............ $________

          From the applicable Due Period........ $________

          Total............................................ $________

C. Series 2000 Invested Amount and aggregate Nominal Liquidation Amount of the Notes (sum of Items A1, A2(b), A3, A4 and A5, less Items B1(a), B2(a), B3 and B4(a)) $________

D. Series 2000 Adjusted Invested Amount (sum of Items A1, A2(b), A3, A4 and A5, less Items B1(b), B2(b), B3 and B4(b)) $________

E.   1.   Principal amount of the Series 2000 Certificates and
          aggregate Adjusted Outstanding Principal Amount of the Notes
          (sum of Items A1, A2(a) and A3, less Item B2(a)) (but subject to Section 5.01(b) of the Series 2000 Supplement)... $________

     2.   Aggregate amount on deposit in the Principal Funding Account.$________

     3.   Aggregate Outstanding Dollar Principal Amount of the Notes
          (sum of Items E1 and E2).....................................$________

F.   Amount of Finance Charge Collections (and amounts to be treated as Finance Charge Collections) available pursuant to Section
     501(d) of the Indenture to fund Class C Reserve sub-Accounts......$________

G.   Portion of the Series 2000 Invested Amount to be considered as an
     Excluded Series...................................................$________

H.   The aggregate amount on deposit in the Principal Funding Account for each tranche of Notes, other than any tranche of RSP Notes
     (equal to the designated portion of the Sellers  Interest)........$________

       IN WITNESS WHEREOF, each of the undersigned has duly executed and
delivered this Monthly Computation Statement on             , 20  .


                                    CITIBANK (SOUTH DAKOTA), N.A., Servicer of
                                    Citibank Credit Card Master Trust I,

                                    By:_________________________________
                                    Name:
                                    Title:


                                    CITIBANK CREDIT CARD ISSUANCE TRUST, as
                                    Issuer

                                    By:  CITIBANK (SOUTH DAKOTA), N.A., as
                                         Series 2000 Certificate Representative
                                         and as Managing Beneficiary

                                    By:__________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT C

                           [FORM OF ISSUER'S REPORT]

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

     ======================================================================

                 CITIBANK CREDIT CARD ISSUANCE TRUST /
                  CITIBANK CREDIT CARD MASTER TRUST I
                 For the Due Period Ending ___________ __, 20__

     ======================================================================

This Report relates to the Due Period ending ___________ __, 20__ and the related Payment Dates for the Notes.

A.  Information Regarding the Master Trust portfolio
    ------------------------------------------------

1.  Portfolio Yield for the Collateral Certificate ....................    %
        Yield Component ...............................................    %
        Credit Loss Component% ........................................    %
2.  New Purchase Rate .................................................    %
3.  Total Payment Rate ................................................    %
4.  Principal Payment Rate ............................................    %
5.  Aggregate Amount of Principal Receivables in the Master Trust:
        Beginning of Due Period .......................................   $
        Average .......................................................   $
        Lump Sum Addition .............................................   $
        End of Due Period .............................................   $
6.  Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Payment Dates, as a percentage of aggregate Receivables as of the last day of the Due Period):
        Current .......................................................   $
        5-34 days delinquent ..........................................   $
        35-64 days delinquent .........................................   $
        65-94 days delinquent .........................................   $
        95-124 days delinquent ........................................   $
        125-154 days delinquent .......................................   $
        155-184 days delinquent .......................................   $
        Current .......................................................    %
        5-34 days delinquent ..........................................    %
        35-64 days delinquent .........................................    %
        65-94 days delinquent .........................................    %
        95-124 days delinquent ........................................    %

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

     ======================================================================

                 CITIBANK CREDIT CARD ISSUANCE TRUST /
                  CITIBANK CREDIT CARD MASTER TRUST I
                 For the Due Period Ending ___________ __, 20__

     ======================================================================

125-154 days delinquent...........................................   %
155-184 days delinquent...........................................   %

                                                               Current Due         Current Due
                                                              Period on an        Period on a
                                                            Actual Basis/1/    Standard Basis/1/
 B.    Information Regarding the Collateral Certificate
       ------------------------------------------------
       (Percentage Basis)
       1. Portfolio Yield                                          %                    %
       2. Weighted Average Note Rate                               %                    %
       3. Weighted Average Investor Fee Rates
               Fixed Servicing Fee                                 %                    %
               Others                                              %                    %
       4. Surplus Finance Charge Collections                       %                    %
       5. Surplus Finance Charge Collections For Purposes          %                    %
          of Funding Class C Reserve Account
       6. Required Surplus Finance Charge Amount                   %                    %
       7. Aggregate Surplus Finance Charge Amount                  %                    %
          minus Required Surplus Finance Charge Amount

/1/ Values for Current Due Period on an Actual Basis reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest Date. Values for Current Due Period on a Standard Basis reflect activity for the entire current due period, as if all Notes had already been outstanding prior to the first day of such due period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day counts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from ____________, 20___ to ____________, 20___,
     ___ days, or ____________, 20___ to ____________, 20___, ___ days (standard basis).

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

     ======================================================================

                 CITIBANK CREDIT CARD ISSUANCE TRUST /
                  CITIBANK CREDIT CARD MASTER TRUST I
                 For the Due Period Ending ___________ __, 20__

     ======================================================================

C.    Information Regarding the Collateral Certificate
      ------------------------------------------------
      (Dollar Basis)
      1.  Total Investor Collections                               $                  $
             Principal Collections                                 $                  $
             Finance Charge Collections                            $                  $
      2.  Investor Default Amount                                  $                  $
      3.  Investor Monthly Interest                                $                  $
      4.  Investor Monthly Fees
             Fixed Servicing Fees                                  $                  $
             Others                                                $                  $
      5.  Surplus Finance Charge Collections                       $                  $
      6.  Required Surplus Finance Charge Collections              $                  $
      7.  Aggregate Surplus Finance Charge Amount                  $                  $
          minus Required Surplus Finance Charge Amount


D.    Information Regarding Notes of [Series]/2/
      ------------------------------------------
      (Aggregate Basis)
1a.  Class A Outstanding Dollar Principal Amount .................      $
1b.  Class B Outstanding Dollar Principal Amount .................      $
1c.  Class C Outstanding Dollar Principal Amount .................      $
2a.  Targeted Deposit to Class A Interest Funding Account ........      $
2b.  Targeted Deposit to Class B Interest Funding Account ........      $
2c.  Targeted Deposit to Class C Interest Funding Account ........      $
3a.  Balance in the Class A Interest Funding Account .............      $
3b.  Balance in the Class B Interest Funding Account .............      $
3c.  Balance in the Class C Interest Funding Account .............      $
4a.  Targeted Deposit to Class A Principal Funding Account .......      $
4b.  Targeted Deposit to Class B Principal Funding Account .......      $
4c.  Targeted Deposit to Class C Principal Funding Account .......      $
5a.  Balance in the Class A Principal Funding Account ............      $
5b.  Balance in the Class B Principal Funding Account ............      $

------------------
/2/ The information reported is for the Due Period ending ___________ __, 20__, and giving effect to all deposits, allocations, reallocations and payments to be made in the month after the end of this Due Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

     ======================================================================

                 CITIBANK CREDIT CARD ISSUANCE TRUST /
                  CITIBANK CREDIT CARD MASTER TRUST I
                 For the Due Period Ending ___________ __, 20__

     ======================================================================

5c.  Balance in the Class C Principal Funding Account ............      $
6    Targeted Deposit to Class C Reserve Account..................      $
7    Balance in the Class C Reserve Account.......................      $
8a.  Maximum enhance amount available to Outstanding Class A
     Notes from Class B Notes ....................................      $
8b.  As a Percentage of Class A Outstanding Dollar Principal
     Amount ......................................................         %
8c.  Maximum enhancement amount available to .....................      $
     Outstanding Class A Notes from Class C Notes ................      $
8d.  As a Percentage of Class A Outstanding Dollar Principal
     Amount ......................................................         %
8e.  Maximum enhancement amount available to .....................      $
     Outstanding Class B Notes from Class C Notes ................      $
8f.  As a Percentage of Class B Outstanding Dollar Principal
     Amount ......................................................         %
9a.  Reduction in the Class A Nominal Liquidation
     Amount resulting from an allocation of Investor Charge-Offs .      $
9b.  Reduction in the Class B Nominal Liquidation
     Amount resulting from an allocation of Investor Charge-Offs or a reallocation of Principal Collections to pay interest on
     Class A Notes ...............................................      $
9c.  Reduction in the Class C Nominal Liquidation
     Amount resulting from an allocation of Investor Charge-Offs or a reallocation of Principal Collections to pay interest on
     Class A or Class B Notes ....................................      $
10a. Reimbursement of Class A Nominal Liquidation Amount .........      $
10b. Reimbursement of Class B Nominal Liquidation Amount .........      $
10c. Reimbursement of Class C Nominal Liquidation Amount .........      $


E.    Information Regarding Distributions to Noteholders of [Series]/3/
      -----------------------------------------------------------------
      (Aggregate Basis)
1a.  The total amount of the distribution to Class A Noteholders
     on the applicable Payment Dates ..............................      $

---------------------
/3/  The information reported is for the Due Period ending ___________ __, 20__,

and giving effect to all deposits, allocations, reallocations and payments to be made in the month after the end of this Due Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

     ======================================================================

                 CITIBANK CREDIT CARD ISSUANCE TRUST /
                  CITIBANK CREDIT CARD MASTER TRUST I
                 For the Due Period Ending ___________ __, 20__

     ======================================================================

1b.  The total amount of the distribution to Class B Noteholders
     on the applicable Payment Dates ..............................      $
1c.  The total amount of the distribution to Class C Noteholders
     on the applicable Payment Dates ..............................      $
2a.  The amount of the distribution set forth in item 1(a) above in
     respect of principal on the Class A Notes ....................      $
2b.  The amount of the distribution set forth in item 1(b) above in
     respect of principal on the Class B Notes ....................      $
2c.  The amount of the distribution set forth in item 1(c) above in
     respect of principal on the Class C Notes ....................      $
3a.  The amount of the distribution set forth in item 1(a) above in
     respect of interest on the Class A Notes .....................      $
3b.  The amount of the distribution set forth in item 1(b) above in
     respect of interest on the Class B Notes .....................      $
3c.  The amount of the distribution set forth in item 1(c) above in
     respect of interest on the Class C Notes .....................      $
4a.  The amount, if any, by which the Adjusted Outstanding
     Dollar Principal Amount of the Class A Notes exceeds  the
     Class A Nominal Liquidation Amount as of the Record Date
     with respect to the applicable Payment Dates .................      $
4b.  The amount, if any, by which the Adjusted Outstanding
     Dollar Principal Amount of the Class B Notes exceeds  the
     Class B Nominal Liquidation Amount as of the Record Date
     with respect to the applicable Payment Dates .................      $
4c.  The amount, if any, by which the Adjusted Outstanding
     Dollar Principal Amount of the Class C Notes exceeds  the
     Class C Nominal Liquidation Amount as of the Record Date
     with respect to the applicable Payment Dates .................      $

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

     ======================================================================

                 CITIBANK CREDIT CARD ISSUANCE TRUST /
                  CITIBANK CREDIT CARD MASTER TRUST I
                 For the Due Period Ending ___________ __, 20__

     ======================================================================

F.    Information Regarding Notes of [Series]/4/
      ------------------------------------------
              (Individual Tranche Basis)

----------------------------------------------------------------------------------------------------------------------
Class/         Outstanding      Monthly    Targeted   Actual       Cumulative           Interest          Interest
Tranche        Dollar Princip   Accretion  Interest   Interest     Shortfall in         Funding Sub-      Payment On
                 Amount                    Monthly    Monthly      Interest Funding     Account           Payment
                                           Deposit    Deposit      Sub-Account          Balance           Date
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------


    2.  Principal Payments and Deposits to Principal Funding Sub-Accounts

----------------------------------------------------------------------------------------------------------------------
Class/Tranche         Targeted            Actual           Cumulative         Principal        Principal
                      Principal Monthly   Principal        Shortfall in       Funding          Payment
                      Deposit             Monthly Deposit  Principal Funding  Sub-Account      On Payment Date
                                                           Sub-Account        Balance
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------






/4/ The information reported is for the Due Period ending ___________ __, 20__, and giving effect to all deposits, allocations, reallocations and payments to be made in the month after the end of this Due Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

     ======================================================================

                 CITIBANK CREDIT CARD ISSUANCE TRUST /
                  CITIBANK CREDIT CARD MASTER TRUST I
                 For the Due Period Ending ___________ __, 20__

     ======================================================================



    3.  Deposits to and Withdrawals from Class C Reserve Sub-Accounts

----------------------------------------------------------------------------------------------------------------------
Class/Tranche    Targeted Deposit      Actual Deposit     Cumulative          Withdrawals from    Class C Reserve
                 to Class C            to                 Shortfall in Class  Class C Reserve     Sub-Account
                 Reserve               Sub-Account        Class C Reserve     C Reserve           Sub-Account
                                                          Sub-Account         Sub-Account         Balance
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

    4. Maximum Enhancement Amount Available to Class A Notes; Class A Usage of Class B and Class C Subordinated Amounts

----------------------------------------------------------------------------------------------------------------------
Class/      Maximum          Maximum         Class A Usage     Class A Usage    Cumulative      Cumulative
 Tranche    Enhancement      Enhancement     of                of               Class A Usage   Class A Usage
            Amount           Amount          Class B           Class C          of Class B      of Class C
            Available from   Available from  Subordinated      Subordinated     Subordinated    Subordinated
            Class B Notes    Class C Notes   Amount for this   Amount for this  Amount          Amount
                                             Due Period        Due Period
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------


    5. Maximum Enhancement Amount Available to Class B Notes; Class B Usage of Class C Subordinated Amount

----------------------------------------------------------------------------------------------------------------------
Class/Tranche       Maximum Enhancement           Class B Usage of Class      Cumulative Class B Usage
                    Amount Available from Class           C                          of
                    C Notes                       Subordinated Amount for     Class C Subordinated
                                                  this Due Period             Amount
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

     ======================================================================

                 CITIBANK CREDIT CARD ISSUANCE TRUST /
                  CITIBANK CREDIT CARD MASTER TRUST I
                 For the Due Period Ending ___________ __, 20__

     ======================================================================



    6.  Reductions of and Reimbursements to Nominal Liquidation Amount

-----------------------------------------------------------------------------------------------------------------------------------
Class/ Tranche             Reduction         Reduction         Cumulative Reduction Cumulative Reduction     Reimbursement of
                           Resulting from    Resulting from a  Resulting from an    Resulting from a         prior reductions
                           an Allocation of  Reallocation of   Allocation of        Reallocation of          of Nominal
                           Investor          Principal         Investor             Principal                Liquidation
                           Charge-offs for   Collections to    Charge-offs (net of  Collections to pay       Amount for this
                           this Due Period   pay interest on   Reimbursements)      interest on senior       Due Period
                                             senior classes of                      classes of Notes
                                             Notes for this                         (net of
                                             Due Period                             Reimbursements)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                        CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

     ======================================================================

                 CITIBANK CREDIT CARD ISSUANCE TRUST /
                  CITIBANK CREDIT CARD MASTER TRUST I
                 For the Due Period Ending ___________ __, 20__

     ======================================================================


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Report this __ day of __________ 20__.


                                     [CITIBANK (SOUTH DAKOTA), N.A.,
                                     As Managing Beneficiary of Citibank Credit
                                     Card Issuance Trust and As Servicer of
                                     Citibank Credit Card Master Trust I]


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT D
                          [FORM OF] INVESTMENT LETTER


                                                                            , 20


Bankers Trust Company,
as Trustee,
Four Albany Street
New York, New York 10006
Attention:  Corporate Trust Department

Citibank Credit Card Issuance Trust
c/o Citibank (South Dakota), N.A., as Managing Beneficiary
701 East 60th Street, North
Mail Code 1251
Sioux Falls, South Dakota 57117
Attention: General Counsel

Citigroup Inc.
425 Park Avenue
New York, New York 10043
Attention:  Corporate Law Department

Citibank, N.A.
111 Wall Street
New York, New York
Attention:  Corporate Trust Department

          Re: Purchase of $__________/1/ principal amount of Citibank Credit Card Issuance Trust Series [ ] Class [ ] Notes.


Ladies and Gentlemen:

          In connection with our purchase of the above Notes (the "Notes") we confirm that:

          (1) We understand that the Notes are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act.


------------------------
/1/  Not less than $250,000 minimum principal amount.

          (2) Any information we desire concerning the Notes or any other matter relevant to our decision to purchase the Notes is or has been made available to us.

          (3) We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes, and we (and any account for which we are purchasing under paragraph (iv) below) are able to bear the economic risk of an investment in the Notes. We (and any account for which we are purchasing under paragraph (iv) below) are an "accredited investor" (as such term is defined in Rule 501(a)(1), (2) or (3) of Regulation D under the Securities Act).

          (4) We are acquiring the Notes for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any distribution of the Notes, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control;

          (5) We agree that the Notes must be held indefinitely by us unless subsequently registered under the Securities Act or an exemption from any registration requirements of the Securities Act and any applicable state securities law is available;

          (6) We agree that in the event that at some future time we wish to dispose of or exchange any of the Notes (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Notes unless:

          (a)(i) the sale is of at least U.S. $250,000 principal amount of Notes to an Eligible Purchaser (as defined below), (ii) a letter to substantially the same effect as paragraphs (1), (2), (3), (4), (5) and (6) of this letter is executed promptly by the purchaser and (iii) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; or

          (b) the Notes are transferred pursuant to Rule 144 under the Securities Act by us after we have held them for more than three years; or

          (c) the Notes are sold in any other transaction that does not require registration under the Securities Act and, if the Issuer, the Trustee or the Note Registrar so requests, we theretofore have furnished to such party an opinion of counsel satisfactory to such party, in form and substance satisfactory to such party, to such effect; or

          (d) the Notes are transferred pursuant to an exception from the registration requirements of the Securities Act under Rule 144A under the Securities Act; and

          (7) We understand that the Notes will bear a legend to substantially the following effect:

          "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN."

This legend may be removed if the Issuer, the Trustee and the Note Registrar have received an opinion of counsel satisfactory to them, in form and substance satisfactory to them, to the effect that the legend may be removed.

     "Eligible Purchaser" means either an Eligible Dealer or a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein. "Eligible Dealer" means any corporation or other entity the principal business of which is acting as a broker and/or dealer in securities. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture dated as of September 26, 2000, between Citibank Credit Card Issuance Trust and Bankers Trust Company, as trustee, as amended, supplemented and otherwise modified.


                        Very truly yours,



                        -----------------------------------------------
                              (Name of Purchaser)


                        By
                        -----------------------------------------------
                              (Authorized officer)

                                                                     EXHIBIT E-1
                     [FORM OF CLEARANCE SYSTEM CERTIFICATE
                         TO BE GIVEN TO THE TRUSTEE BY
                    EUROCLEAR OR CLEARSTREAM, LUXEMBOURG FOR
          DELIVERY OF DEFINITIVE NOTES IN EXCHANGE FOR A PORTION OF A
                             TEMPORARY GLOBAL NOTE]

                      CITIBANK CREDIT CARD ISSUANCE TRUST,
                         Series [   ] Class [  ] Notes

                    [Insert title or sufficient description
                           of Notes to be delivered]

     We refer to that portion of the Temporary Global Note in respect of the
Series [   ] Class [  ] Notes to be exchanged for definitive Notes (the
"Submitted Portion") pursuant to this certificate (the "Notes") as provided in the Indenture dated as of September 26, 2000 (as amended, supplemented and otherwise modified, the "Indenture") in respect of such issue. This is to certify that (i) we have received a certificate or certificates, in writing or by tested telex, with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion and with respect to such person's beneficial interest either (a) from such person, substantially in the form of Exhibit E-2 to the Indenture, or (b) from
[                   ], substantially in the form of Exhibit E-3 to the
Indenture, and (ii) the Submitted Portion includes no part of the Temporary Global Note excepted in such certificates.

     We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.

     We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

Dated:        , 20  /1/    [Morgan Guaranty Trust Company of New York,
                           Brussels office, as operator of the Euroclear System]
                           [Clearstream, Luxembourg]


                           By
                              --------------------------------------------------


---------------------
/1/  To be dated on the date of the proposed exchange.

                                                                     EXHIBIT E-2
                      [FORM OF CERTIFICATE TO BE DELIVERED
                    TO EUROCLEAR OR CLEARSTREAM, LUXEMBOURG
   BY [              ] WITH RESPECT TO REGISTERED NOTES SOLD TO
                        QUALIFIED INSTITUTIONAL BUYERS]

                      CITIBANK CREDIT CARD ISSUANCE TRUST,
                         Series [   ] Class [  ] Notes

     In connection with the initial issuance and placement of the Series [   ]
Class [  ] Notes (the "Notes"), an institutional investor in the United States
(an "institutional investor") is purchasing [U.S.$/Pounds//Evro/SF          ]
aggregate principal amount of the Notes held in our account at [Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System] [Clearstream, Luxembourg] on behalf of such investor.

     We reasonably believe that such institutional investor is a qualified institutional buyer as such term is defined under Rule 144A of the Securities Act of 1933, as amended.

     [We understand that this certificate is required in connection with United States laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered by this certificate.]

     The Definitive Notes in respect of this certificate are to be issued in
registered form in the minimum denomination of [U.S.$/Pounds//Evro/SF          ]
and such Definitive Notes (and, unless the Indenture or terms document relating to the Notes otherwise provides, any Notes issued in exchange or substitution for or on registration of transfer of Notes) shall bear the following legend:

     "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933. NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (EACH AS DEFINED HEREIN), EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. THIS NOTE CANNOT BE EXCHANGED FOR A BEARER NOTE ."

Dated:             , 20
                                    [                                          ]
                                    By
                                       ----------------------------------------
                                       Authorized officer

                                                                     EXHIBIT E-3
                      [FORM OF CERTIFICATE TO BE DELIVERED
                    TO EUROCLEAR OR CLEARSTREAM, LUXEMBOURG
                             BY A BENEFICIAL OWNER
             OF NOTES, OTHER THAN A QUALIFIED INSTITUTIONAL BUYER]

                      CITIBANK CREDIT CARD ISSUANCE TRUST,
                         Series [   ] Class [  ] Notes

     This is to certify that as of the date hereof and except as provided in the
third paragraph hereof, the Series [   ] Class [  ] Notes held by you for our
account (the "Notes") (i) are owned by a person that is not a United States person, or (ii) are owned by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) (a "financial institution") purchasing for its own account or for resale, or (B) a United States person who acquired the Notes through the foreign branch of a financial institution and who holds the Notes through the financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     We undertake to advise you by tested telex if the above statement as to beneficial ownership is not correct on the date of delivery of the Notes in bearer form with respect to such of the Notes as then appear in your books as being held for our account.

     This certificate excepts and does not relate to [U.S.$/Pounds//Euro/SF    ]
principal amount of Notes held by you for our account, as to which we are not yet able to certify beneficial ownership. We understand that delivery of Definitive Notes in such principal amount cannot be made until we are able to so certify.

     We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings. As used herein, "United States" means the United States of America, including the States and the District of Columbia, its territories, its possessions and other areas subject to its jurisdiction; and "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Dated:              , 20     /1/         By
                                            ----------------------------------
                                            Name:
                                            As, or as agent for, the beneficial
                                            owner(s) of the interest in the
                                            Notes to which this certificate
                                            relates.

-----------------------

/1/ This certificate must be dated on the earlier of the date of the first payment of interest in respect of the Notes and the date of the delivery of the Notes in definitive form.

                                       2